PACIFIC SELECT

ESTATE MAXIMIZER	PROSPECTUS MAY 1, 2005

Pacific Select Estate Maximizer is a modified single premium variable life insurance policy issued by Pacific Life Insurance Company. In Texas, this policy is called a flexible premium variable life insurance policy.

•Modified single premium means you pay an initial premium and have limited ability to make additional premium payments.

•Variable means the policy’s value depends on the performance of the investment options you choose.

•Life insurance means the policy provides a death benefit to the beneficiary you choose.

This policy is not available in all states. This prospectus is not an offer in any state or jurisdiction where we’re not legally permitted to offer the policy.

The policy is described in detail in this prospectus and its Statement of Additional
This prospectus provides information that you should know before buying a policy. It’s accompanied by the current prospectuses for the funds that provide the underlying portfolios for the variable investment options offered under the policy. The variable investment options are funded by the Pacific Select Exec Separate Account of Pacific Life. Please read these prospectuses carefully and keep them for future reference.

Here’s a list of all of the investment options available under your policy:
Information (SAI). The Pacific Select Fund is described in its prospectus and in its	VARIABLE INVESTMENT OPTIONS
SAI. No one has the right to describe the policy or the Pacific Select Fund any differently than they have been described in these documents.
You should be aware that the Securities and Exchange Commission (SEC) has not reviewed the policy for its investment merit, and does not guarantee that the information in this prospectus is accurate or complete. It’s a criminal offense to say otherwise.

This policy will usually be a modified endowment contract. Any loan, surrender or withdrawal may be subject to income tax and a 10% penalty tax.
Pacific Select Fund

Blue Chip
Aggressive Growth
Financial Services
Diversified Research
Equity
American Funds Growth-Income
American Funds Growth
Technology
Short Duration Bond
Concentrated Growth
  (formerly I-Net TollkeeperSM)
Growth LT

Focused 30
Health Sciences
Mid-Cap Value
International Value
Capital Opportunities
International Large-Cap
Equity Index
Small-Cap Index
Fasciano Small Equity
  (formerly Aggressive Equity)
Small-Cap Value
	Multi-Strategy	Main Street® Core Emerging Markets Managed Bond Inflation Managed Money Market High Yield Bond Equity Income Large-Cap Value Comstock Mid-Cap Growth Real Estate VN Small-Cap Value

Fidelity® Variable Insurance Products Funds Fidelity VIP Contrafund® Service Class 2 Fidelity VIP Growth Service Class 2	Fidelity VIP Mid Cap Service Class 2 Fidelity VIP Value Strategies Service Class 2

FAM Variable Series Funds, Inc. (formerly Merrill Lynch Variable Series Funds, Inc.)
Mercury Basic Value V.I. Fund Class III (formerly Merrill Lynch Basic Value V.I. Fund Class III)	Mercury Global Allocation V.I. Fund Class III (formerly Merrill Lynch Global Allocation V.I. Fund Class III)
T. Rowe Price Equity Series, Inc.
T. Rowe Price Blue Chip Growth Portfolio – II	T. Rowe Price Equity Income Portfolio – II

Van Eck Worldwide Insurance Trust
Van Eck Worldwide Hard Assets Fund
FIXED OPTIONS

Fixed Account

YOUR GUIDE TO THIS PROSPECTUS

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE MAXIMIZER

This overview tells you some key things you should know about your policy. It’s designed as a summary only – please read the entire prospectus and your policy for more detailed information, or contact us or your registered representative for additional policy information.

Some states have different rules about how life insurance policies are described or administered. The terms of your policy, or of any endorsement or rider, prevail over what’s in this prospectus.

Benefits of your policy

Flexibility	The policy is designed to be flexible to meet your specific life insurance needs. Within certain limits, you can:

• make additional premium payments

• change the beneficiary

• change your investment selections.

Death Benefit	Your policy provides a death benefit for your beneficiary after the insureds have died, as long as your policy is in force.

The death benefit will always be the greater of your policy’s face amount or its accumulated value multiplied by a specified percentage (called the guideline minimum death benefit).

Accumulated Value	Accumulated value is the value of your policy on any business day. It is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges, and how much you’ve borrowed or withdrawn from the policy.

You can access your accumulated value in several ways:

• Withdrawals – you can withdraw part of your policy’s net cash surrender value.

• Loans – you can take out a loan from us using your policy’s accumulated value as security.

• Surrender – you can surrender or cash in your policy for its net cash surrender value while the insured is still living.

• Income benefits – you can use withdrawal or surrender benefits to buy an income benefit that provides a monthly income. In addition, your policy’s beneficiary can use death benefit proceeds to buy an income benefit.

BENEFITS AND RISKS OF PACIFIC SELECT ESTATE MAXIMIZER

Investment options	You can choose from a selection of variable investment options, each of which invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The policy also offers a fixed investment option, which provides a guaranteed minimum rate of interest.

You can transfer among the investment options during the life of your policy without paying any current income tax. There is currently no charge for transfers.

Tax benefits	Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

You’ll also generally not be taxed on any or all of your policy’s accumulated value unless you receive a cash distribution.

Risks of your policy

Long-term financial planning	This policy is designed to provide a death benefit for family members or others or to help meet other long-term financial objectives. It is not suitable as a short-term savings vehicle. It may not be the right kind of policy if you plan to withdraw money or surrender your policy for short-term needs. Taking a withdrawal or surrendering your policy may incur charges. See the Fee tables and your policy for charges assessed when withdrawing from or surrendering your policy.

Please discuss your insurance needs and financial objectives with your registered representative.

Premium payments	Federal tax law puts limits on the premium payments you can make in relation to your policy’s death benefit. We may refuse all or part of a premium payment you make, or remove all or part of a premium from your policy and return it to you under certain circumstances.

Lapse	Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your policy to lapse – which means you’ll no longer have any insurance coverage. There are costs associated with reinstating a lapsed policy.

There is no guarantee that your policy will not lapse even if you pay additional premium. You should consider a periodic review of your coverage with your registered representative.

Investment performance	Each variable investment option invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. The value of each portfolio fluctuates with the value of the investments it holds. Returns are not guaranteed. You bear the investment risk of any variable investment option you choose.

See each fund’s prospectus for more information on the underlying portfolios and their individual risks.

Withdrawals and loans	Making a withdrawal or taking out a loan may:

• change your policy’s tax status

• generate taxable income

• reduce your policy’s face amount

• reduce your policy’s death benefit

• reduce the death benefit proceeds paid to your beneficiary

• make your policy more susceptible to lapsing.

Your policy’s withdrawal feature is not available until your first policy anniversary.

Be sure to plan carefully before using these policy benefits.

Tax consequences of policy distributions	Your Pacific Select Estate Maximizer policy will probably be classified for tax purposes as a type of life insurance policy called a modified endowment contract. Distributions you receive from a modified endowment contract are taxed differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments, and surrenders are all considered distributions and may be subject to income tax and, if you are under age 59 1/2, may be subject to a 10% penalty tax.

There are other tax issues to consider when you own a life insurance policy. These are described in more detail in Variable life insurance and your taxes.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Please read the entire prospectus, your policy and the SAI for more detailed information regarding these fees and expenses.

Transaction fees

This table describes the fees and expenses that you will pay at the time you buy the policy, surrender the policy, or transfer accumulated value between investment options.

Charge	When charge is deducted	Amount deducted

Maximum sales load imposed on premiums	Upon receipt of premium	$0

Premium based tax charges	Upon receipt of premium	$0

Maximum surrender charge[1]	Upon full surrender of policy	Maximum surrender charges will never exceed 10% of initial premium

Withdrawal charge[1]	Upon partial withdrawal of accumulated value in excess of preferred withdrawal*	Maximum withdrawal charges will never exceed 10% of initial premium

Transfer fees	Upon transfer of accumulated value between investment options	$0 per transfer[2]

Optional benefits
Accelerated living benefits rider[3]	At exercise of benefit	$150

Administrative and underwriting service fees

Audits of premium/loan	Upon request of audit of over 2 years or more	$25

Duplicate policy	Upon request of duplicate policy[4]	$50
Illustration request	Upon request of policy illustration in excess of 1 per year	$25

Risk classification change	Upon request for risk classification change	$100 per insured[5]

*	A preferred withdrawal is the amount of the first withdrawal in any policy year that does not exceed the free withdrawal amount. The free withdrawal amount is the lesser of contract earnings under the policy or 10% of initial premium.

1 Total cumulative surrender charges imposed on partial withdrawals and/or surrender of policy will never exceed 10% of your initial premium payment or exceed the maximum prescribed by state nonforfeiture laws for life insurance. Surrender charges are only assessed if you make a partial withdrawal or surrender your policy during the first 9 policy years. In policy year 10 and thereafter, the charge is reduced to $0—in other words, you will no longer pay this charge.

2 Currently, there is no charge for making a transfer but we may charge you in the future.

3 The rider is briefly described under The death benefit: Optional riders.

4 Certificate of Coverage is available without charge.

5 We charge $50 per insured for a request for risk classification change on policies issued on or before April 30, 2004.

Periodic charges other than Pacific Select Fund operating expenses

This table describes the fees and expenses that you will pay periodically during the time you own the policy, not including portfolio fees and expenses.

	When charge	Amount deducted—	Amount deducted—
Charge	is deducted	Maximum Guaranteed Charge	Current Charges

Cost of Insurance[1]
Minimum and maximum	Monthly, beginning on policy date	$0.06—$83.34 per $1,000 of a discounted net amount at risk*	The lesser of the maximum guaranteed charge and $0.25—$0.67 per $1,000 of accumulated value[2]

Charge during policy year 1 for a male non-smoker who is age 63 at policy issue	Monthly, beginning on policy date	$1.86 per $1,000 of a discounted net amount at risk	The lesser of $1.86 per $1,000 of the discounted net amount at risk and $0.42 per $1,000 of accumulated value

Administrative charge	Monthly, beginning on policy date	0.30% annually (0.025% monthly) of unloaned accumulated value, plus $40.00 on each policy anniversary if the policy’s accumulated value is less than $50,000 on any policy anniversary date	Same
Mortality and expense risk charge[3]	Monthly, beginning on policy date	0.90% annually (0.075% monthly) of policy’s accumulated value in the investment options	Same

Tax expense charge[4]	Monthly, beginning on policy date	0.40% annually (0.034% monthly) of policy’s accumulated value	Same

Loan interest charge	Policy anniversary	6.0% of policy’s loan account balance annually[5]	Same

*	Net amount at risk is the difference between the death benefit that would be payable if the insured died and the accumulated value of your policy. At the beginning of each policy month, we divide the death benefit that would be payable under your policy by 1.002466, and then we subtract your policy’s accumulated value before monthly charges are taken from this amount. The result is your policy’s discounted net amount at risk used in cost of insurance calculations.

1	Cost of insurance rates apply uniformly to all members of the same class. Class is determined by a number of factors, including the age, risk classification, smoking status and gender (unless unisex rates are required) of the person insured by the policy, and the policy date and duration. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your policy’s specifications page will indicate the guaranteed cost of insurance charge applicable to your policy, and more detailed information concerning your cost of insurance charges is available on request from your registered representative or us. Also, before you purchase the policy, you may request personalized illustrations of your future benefits under the policy based upon the insured’s class, the death benefit option, face amount, and any riders requested. Cost of insurance rates for your policy will be stated in the policy specifications pages and calculated per $1.00 of coverage.

2	Applies to policies issued with initial premium equal to the guideline single premium. If the initial premium is less than the guideline single premium, the current cost of insurance is the same as the guaranteed cost of insurance for all years. The guideline single premium is the maximum premium that can be paid to purchase a chosen face amount and still qualify the policy as life insurance for tax purposes. The guideline single premium for your policy will be stated in the policy specifications pages.

3	Starting in policy year 11 and continuing thereafter, the mortality and expense risk charge reduces to 0.70% annually (0.059% monthly).

4	Starting in policy year 11 and continuing thereafter, the tax expense charge reduces to $0.

5	Starting in policy year 11 and continuing thereafter, the loan interest charge reduces to 5.0% annually. Interest owing on the amount you borrow accrues daily. Interest accrued during a policy year is due on your policy anniversary. If you do not pay interest when due, we transfer an amount equal to the interest that was due from your accumulated value and add it to your loan. Loan interest not paid begins accruing interest on the day it was due.

FEE TABLES

Total annual fund operating expenses

This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect anticipated fees and expenses of new portfolios.

Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29%	1.63%

1	Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, but including the American Funds Growth portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.l0% of a portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each portfolio. Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally, if the SEC issues an order to permit the substitution of the Equity Income portfolio with the American Funds Growth-Income portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Pacific Select Estate Maximizer is a modified single premium variable life insurance policy that pays death benefit proceeds after the insured person has died. If the policy is issued as a last survivor policy, the death benefit proceeds are paid after both people have died.

When you buy a Pacific Select Estate Maximizer life insurance policy, you’re entering into a contract with Pacific Life Insurance Company. Your contract with us is made up of your application, your policy, applications to change or reinstate the policy, any amendments, riders or endorsements to your policy, and specification pages.

Policy amendments and endorsements are a part of your policy and confirm changes you or we make to the policy.

Specification pages summarize information specific to your policy at the time the policy is issued.

The policy is available to provide insurance on the life of one person, or, as a last survivor policy, on the lives of two people.	When we approve your signed application, we’ll issue your policy. If your application does not meet our underwriting and administrative requirements, we can reject it or ask you for more information. Your policy will be sent to your registered representative for delivery to you. You will be asked to sign a policy delivery receipt. For policy delivery status, check with your registered representative.

Our obligations to you under the policy begin when it is in force. We consider your policy in force when the following requirements are met:

• all necessary contractual and administrative requirements are met, and

• we receive and apply the initial premium to the policy.

If there are any outstanding contractual or administrative requirements that prevent your policy from being placed in force, your registered representative will review them with you no later than when the policy is delivered. See How premiums work: Your initial premium for more information.

Your policy will be in force until one of the following happens:

• the person or both people insured by the policy die

• the grace period expires and your policy lapses, or

• you surrender your policy.

If your policy is not in force when the person or both people insured by the policy die, we are not obligated to pay the death benefit proceeds to your beneficiary.

Owners, people insured by the policy, and beneficiaries Please consult your financial advisor or a lawyer about designating ownership interests.	Owners
The owner is the person named on the application who makes the decisions about the policy and its benefits while it’s in force. You can own a policy by yourself or with someone else. Two or more owners are called joint owners. You need the signatures of all owners for all policy transactions.

If one of the joint owners dies, the surviving owners will hold all rights under the policy. If the last joint owner dies, his or her estate will own the policy unless you’ve given us other instructions.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

If you would like to change the owner of your policy, please contact us or your registered representative for a change of owner form. We can process the change only if we receive your instructions in writing.	You can change the owner of your policy by completing a change of owner form. Once we’ve received and recorded your request, the change will be effective as of the day you signed the change of owner form.

People insured by the policy
This policy insures the life of one person up to and including age 85, or the lives of two people who are between the ages of 20 and 85, at the time you apply for your policy. We require satisfactory evidence of insurability. Your policy refers to these people as the insured(s). The policy pays death benefit proceeds after the people insured by the policy have died.

Risk classes are usually based on gender, health and whether or not the insured smokes. Most insurance companies use similar risk classification criteria.

When we refer to age throughout this prospectus, we’re using the word as we’ve defined it here, unless we tell you otherwise.	Each person to be insured by the policy is assigned an underwriting or insurance risk class which we use to calculate cost of insurance and other charges. We normally use a simplified issue underwriting method to assign underwriting or insurance risk classes. There is a short form application that includes health and avocation questions to be completed by each prospective insured. We may request additional information, including an attending physician’s statement, but will not require a physical examination.

When we use a person’s age in policy calculations, we generally use his or her age as of the nearest policy date, and we add one year to this age on each policy anniversary date. For example, when we talk about someone “reaching age 100”, we’re referring to the policy anniversary date closest to that person’s 100th birthday, not to the day when he or she actually turns 100.

Last survivor life insurance may be appropriate for two spouses who want to provide a death benefit for their children.

A last survivor policy may not be the right kind of policy for someone who wants to provide a death benefit for his or her spouse. In that case, a policy that insures a single life may be more appropriate.	Last survivor policies
A last survivor policy provides a death benefit which is paid on the death of the last surviving insured. The other significant differences between single insured policies and last survivor policies are:

• The cost of insurance charge under last survivor policies is determined in a manner that reflects the anticipated mortality of two people.

• We require satisfactory evidence of insurance for both people to be insured by the last survivor policy.

• For a last survivor policy to be reinstated, both people must be alive on the date of reinstatement.

• The last survivor policy provisions regarding misstatement of age or sex, suicide and incontestability apply to both people.

Beneficiaries
The beneficiary is the person, people, entity or entities you name to receive the death benefit proceeds. Here are some things you need to know about naming beneficiaries:

• You can name one or more primary beneficiaries who each receive an equal share of the death benefit proceeds unless you tell us otherwise. If one beneficiary dies, his or her share will pass to the surviving primary beneficiaries in proportion to the share of the proceeds they’re entitled to receive, unless you tell us otherwise.

If you would like to change the beneficiary of your policy, please contact us or your registered representative for a change of beneficiary form. We can process the change only if we receive your instructions in writing.	• You can also name a contingent beneficiary for each primary beneficiary you name. The contingent beneficiary will receive the death benefit proceeds if the primary beneficiary dies.

• You can choose to make your beneficiary permanent (sometimes called irrevocable). You cannot change a permanent beneficiary’s rights under the policy without his or her permission.

If none of your beneficiaries is still living when the death benefit proceeds are payable, you as the policy owner will receive the proceeds. If you’re no longer living, the proceeds will go to your estate.

You can change your beneficiary at any time while any insured is still living, and while the policy is in force. The change will be effective as of the day you signed the change of beneficiary form.

Policy date, monthly payment date, policy anniversary date In Massachusetts, the policy date is known as the issue date.	Your policy date
This is usually the later of the day we approve your policy application or when we receive all administrative requirements needed to issue the policy. It’s also the beginning of your first policy year. Your policy’s monthly, quarterly, semi-annual and annual anniversary dates are based on your policy date.

The policy date is set so that it never falls on the 29th, 30th or 31st of any month. We’ll apply your first premium payment as of your policy date or as of the day we receive your premium, whichever is later.

You or your registered representative may request that multiple applications have the same policy date and be placed in force on a common date. For multilife or employer sponsored cases, please contact your registered representative for additional details.

Backdating your policy
In Ohio, your policy can be backdated only three months.	You can have your policy backdated, as long as we approve it. However, the policy date may not be earlier than the date we receive your initial premium. Backdating in some cases may lower your cost of insurance rates since these rates are based on the ages of the insureds. Your first premium payment must cover the period between the backdated policy date and the day your policy is issued.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Re-dating your policy
Once your policy is issued, you may request us to re-date your policy. Re-dating will only be allowed back to the date money is received on your policy, and can be the earlier of:

• the date your policy is delivered to you and you paid initial premium, or

• the date we received the initial premium, if earlier than the delivery date.

If your delivery date is the 29th, 30th or 31st of any month, the policy will be dated the 28th of that month.

If the policy is redated, no policy charges will be deducted for any period during which coverage was not provided under the terms of the policy and all policy charges will be calculated from the new policy date. There will be no coverage before the new policy date.

It may be disadvantageous to request that the policy be re-dated. A new policy date may cause the insured’s age for insurance purposes to change and the cost of insurance rates to increase. It will also affect events based on time elapsed since policy date, such as suicide and contestable clauses and surrender charge periods.

We will not re-date policies that are issued with a temporary insurance premium. Policies with the policy date pre-determined under an employer or corporate sponsored plan may not be eligible to redate.

Your monthly payment date
This is the day we deduct the monthly charges from your policy’s accumulated value. The first monthly payment date is your policy date, and it’s the same day each month thereafter. Monthly charges are explained in the section called Your policy’s accumulated value.

Your policy anniversary date
This is the same day as your policy date every year after we issue your policy. A policy year starts on your policy date and each anniversary date, and ends on the day before the next anniversary date.

Understanding policy expenses and cash flow (including fees and charges of fund portfolios)

The chart to the right illustrates how cash normally flows through a Pacific Select Estate Maximizer policy.

Investment earnings will increase your policy’s accumulated value, while investment losses will decrease it. The premium payments you’ll be required to make to keep your policy in force will be influenced by the investment results of the investment options you choose.

The dark shaded boxes show the fees and expenses you pay directly or indirectly under your policy. These are explained in the pages that follow.

We hold your premium payment in the Money Market investment option until the free look transfer date. Please turn to Right to cancel for details.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Statements and reports we’ll send you	We send the following statements and reports to policy owners:

• a confirmation for many financial transactions, usually including premium payments and transfers, loans, loan repayments, withdrawals and surrenders. Monthly deductions and scheduled transactions made under the dollar cost averaging and portfolio rebalancing programs are reported on your quarterly policy statement.

• a quarterly policy statement. The statement will tell you the accumulated value of your policy by investment option, cash surrender value, the amount of the death benefit, the policy’s face amount, and any outstanding loan amount. It will also include a summary of all transactions that have taken place since the last quarterly statement, as well as any other information required by law.

• financial statements, at least annually or as required by law, of the separate account and Pacific Select Fund, that include a listing of securities for each portfolio of the Pacific Select Fund. We’ll also send you financial statements we receive from the other funds.

Your right to cancel

There are special rules for the free look period in certain states. Here are some examples:

• In California the free look period ends 30 days after you receive your policy if you’re 60 years old or over or if you’re replacing another life insurance policy.

• In Colorado the free look period ends after 15 days.

• In North Dakota the free look period ends after 20 days.

• Pennsylvania requires that you exercise your right to cancel your policy within 10 days after you receive it, regardless of the date you signed your application.

Please call us or your registered representative if you have questions about your right to cancel your policy.	Your policy provides a free look period once the policy is delivered to you and you sign the policy delivery receipt. During the free look period, you have the right to cancel (or refuse) your policy and return it to us or your registered representative for a refund.

The amount of your refund will be the premium payments you’ve made, unless you have taken a loan during the free look period. We’ll always deduct any outstanding loan amount from the amount we refund to you.

You’ll find a complete description of the free look period that applies to your policy on the policy’s cover sheet, or on a notice that accompanied your policy. Generally, the free look period ends on the latest of the following:

• 10 days after you receive your policy (20 days for many states if you are replacing another life insurance policy)

• 10 days after we mail or deliver this prospectus which includes a notice of your right of withdrawal

• 45 days after you complete and sign your policy application.

We hold the net premiums in the Money Market investment option until the free look transfer date. On that day, we’ll transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen.

The free look transfer date is the latest of the following:

• 15 days after we issue your policy
• 45 days after you complete and sign your policy application
• when we consider your policy to be in force.

California insureds age 60 and over

For policies issued in the state of California, if the insured is age 60 or older as of the policy effective date, the policy’s free look period is 30 days from date of delivery. During the 30-day free look period, we’ll hold the net premiums in the Money Market investment option. On the day following the end of the 30-day free look period, we’ll automatically transfer the accumulated value in the Money Market investment option to the investment options you’ve chosen. This automatic transfer to your investment option allocation choices is excluded from the transfer limitations described later in this prospectus.

If you exercise your right to cancel your policy during the 30-day free look period, we will refund the premium payments you’ve made, less any outstanding loan amount.

You may specifically direct that, during the 30-day free look period, all net premiums received by us be immediately allocated to the investment options according to your most recent allocation instructions. You may do this:

• on your application

• in writing any time prior to the end of the 30-day free look period.

If you specifically request your net premiums be immediately allocated to the investment options, and you exercise your right to cancel your policy during the 30-day free look period, the amount of your refund may be more or less than the premium payments you’ve made. Your refund will be calculated as of the day we or your registered representative receive your request and the policy. The refund will be:

• any charges or taxes we’ve deducted from your premiums

• the net premiums allocated to the fixed options

• the accumulated value allocated to the variable investment options

• any monthly charges and fees we’ve deducted from your policy’s accumulated value in the variable investment options.

PACIFIC SELECT ESTATE MAXIMIZER BASICS

Timing of payments, forms and requests

A business day, called a valuation date in your policy, is any day that the New York Stock Exchange and our life insurance operations center is open. It usually ends at 4:00 p.m. Eastern time.

The New York Stock Exchange and our life insurance operations center are usually closed on weekends and on the following days:

• New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day,

and

• the Friday before July Fourth or Christmas Day if that holiday falls on a Saturday

• the Monday following New Year’s Day, July Fourth or Christmas Day if that holiday falls on a Sunday unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

Call us or contact your registered representative if you have any questions about the proper form required for a request.

To request payment of death benefit proceeds, send us proof of death and payment instructions.	Effective date
Once your policy is in force, the effective date of payments, forms and requests you send us is usually determined by the day and time we receive the item in proper form at the mailing address that appears on the back cover of this prospectus.

Premium payments, loan requests, transfer requests, loan payments or withdrawal or surrender requests that we receive in proper form on a business day before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, will normally be effective as of the end of that day, unless the transaction is scheduled to occur on another business day. If we receive your payment or request at or after the time of the close of the New York Stock Exchange on a business day, your payment or request will be effective as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

Other forms, notices and requests are normally effective as of the next business day after we receive them in proper form, unless the transaction is scheduled to occur on another business day. Change of owner and beneficiary forms are effective as of the day you sign the change form, once we receive them in proper form.

Proper form
We’ll process your requests once we receive all letters, forms or other necessary documents, completed to our satisfaction. Proper form may require, among other things, a signature guarantee or some other proof of authenticity. We do not generally require a signature guarantee, but we may ask for one if it appears that your signature has changed, if the signature does not appear to be yours, if we have not received a properly completed application or confirmation of an application, or for other reasons to protect you and us.

When we make payments and transfers
We’ll normally send the proceeds of transfers, withdrawals, loans, surrenders, exchanges and death benefit payments within seven days after the effective date of the request in proper form. We may delay payments and transfers, or the calculation of payments and transfers based on the value in the variable investment options under unusual circumstances, for example, if:

• the New York Stock Exchange closes on a day other than a regular holiday or weekend

• trading on the New York Stock Exchange is restricted

• an emergency exists as determined by the SEC, as a result of which the sale of securities is not practicable, or it is not practicable to determine the value of a variable account’s assets, or

• the SEC permits a delay for the protection of policy owners.

We may delay transfers and payments from the Fixed account, including the proceeds from withdrawals, surrenders and loans, for up to six months. We’ll pay interest at an annual rate of at least 3% on any withdrawals or surrender proceeds from the Fixed account that we delay for 30 days or more.

We pay interest at an annual rate of at least 3% on death benefit proceeds, calculated from the day the last surviving person insured by the policy dies to the day we pay the proceeds.

Telephone and electronic transactions Please ask your registered representative for more information regarding electronic transactions.	You may authorize us to accept telephone or electronic instructions by completing the appropriate section on your application, or later by a telephone and electronic authorization form. As long as we have your signed authorization on file, you may give us instructions regarding the following policy transactions by telephone or electronically through our website:

• change your premium allocations

• make transfers between investment options

• give us instructions regarding the dollar cost averaging or portfolio rebalancing services

• request a policy loan (by telephone only).

Certain registered representatives are able to give us instructions electronically if authorized by you. You may appoint your registered representative to give us instructions on your behalf by completing and filing a telephone and electronic authorization form with us.

Here are some things you need to know about telephone and electronic transactions:

• If your policy is jointly owned, all joint owners must sign the telephone and electronic authorization. We’ll take instructions from any owner or anyone you appoint.

• We may use any reasonable method to confirm that your telephone or electronic instructions are genuine. For example, we may ask you to provide personal identification or we may record all or part of the telephone conversation. We may refuse any transaction request made by telephone or electronically.

We’ll send you a written confirmation of each telephone and electronic transaction.

Sometimes, you may not be able to make loans or transfers by telephone or electronically, for example, if our telephone lines or our website are busy because of unusual market activity or a significant economic or market change, or our telephone lines or the Internet are out of service during severe storms or other emergencies. In these cases, you can send your request to us in writing, or call us the next business day or when service has resumed.

When you authorize us to accept your telephone and electronic instructions, you agree that:

• we can accept and act upon instructions you or anyone you appoint give us over the telephone or electronically

• neither we, any of our affiliates, the Pacific Select Fund, or any director, trustee, officer, employee or agent of ours or theirs will be liable for any loss, damages, cost or expenses that result from transactions processed because of a request by telephone or submitted electronically that we believe to be genuine, as long as we have followed our own procedures

• you bear the risk of any loss that arises from your right to make loans or transfers over the telephone or electronically.

THE DEATH BENEFIT

We’ll pay death benefit proceeds to your beneficiary after the last surviving insured dies while the policy is still in force. Your beneficiary generally will not have to pay federal income tax on death benefit proceeds.

Your policy’s initial amount of insurance coverage is its initial face amount. We determine the face amount based on instructions provided in your application.

The minimum face amount when a policy is issued is usually $100,000, but we may reduce this in some circumstances.

You’ll find your policy’s face amount, which includes any increases or decreases, in the specification pages in your policy.	Here are some things you need to know about the death benefit:

• The death benefit will always be the greater of the face amount or the guideline minimum death benefit.

• The death benefit will never be lower than the face amount of your policy. The death benefit proceeds will always be reduced by any outstanding loan amount.

• We’ll pay the death benefit proceeds to your beneficiary when we receive proof of the death of the insured, or of the last surviving insured under a last survivor policy.

The guideline minimum death benefit

If your policy’s death benefit is equal to the guideline minimum death benefit, and the net amount at risk is more than three times the death benefit on the policy date, we may reduce the death benefit by making withdrawals from your policy.

We will not charge you a withdrawal fee, but the withdrawals may be taxable. Please turn to Withdrawals, surrenders and loans for information about making withdrawals.	The guideline minimum death benefit is the minimum death benefit needed for your policy to qualify as life insurance under Section 7702 of the Internal Revenue Code. If the face amount is less than the guideline minimum death benefit, we’ll adjust your death benefit to equal the guideline minimum death benefit.

We calculate the guideline minimum death benefit by multiplying the accumulated value of your policy by a death benefit percentage. This percentage is based on the age of the younger insured, and will increase over time. You’ll find a table of guideline minimum death benefit percentages in the Appendix and in the policy.

Your death benefit The example is intended to show how the death benefit options work and is not predictive of investment performance in your policy.	The graph below illustrates how a modified single premium variable life insurance policy works. The initial death benefit is always higher than your single premium payment. Should the amount of your accumulated value draw near your death benefit amount, the death benefit will also increase.

When we pay the death benefit

Your beneficiary can choose to receive the death benefit proceeds in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the proceeds to your beneficiary within five years of the death of the last surviving person insured by the policy, we’ll be required to pay them to the state.	We calculate the amount of the death benefit proceeds as of the end of the day the insured, or the last surviving insured under a last survivor policy, dies. If that person dies on a day that is not a business day, we calculate the proceeds as of the next business day.

Your policy’s beneficiary must send us proof that the insured or both insureds died while the policy was in force, along with payment instructions. Under a last survivor policy, if both insureds die at the same time, or if it’s not clear who died first, we’ll assume the younger of the two died first.

Death benefit proceeds equal the total of the death benefit provided by your policy, minus any outstanding loan amount, minus any overdue charges.

We’ll pay interest at an annual rate of at least 3% on the death benefit proceeds, calculated from the day the last surviving insured dies to the day we pay the proceeds. In some states we may pay a higher rate of interest if required by law.

Examples of death benefit

Net amount at risk is the difference between the death benefit and the accumulated value of your policy.

Policy A assumes the following:

• a single life policy for a male non-smoker age 63 at the time the policy was issued

The tables below show how the death benefit is determined. The examples are intended only to show differences in death benefits and net amounts at risk. Accumulated value assumptions may not be realistic.

Keep in mind that cost of insurance charges, which affect your policy’s accumulated value, increase with the amount of the death benefit, as well as over time. The cost of insurance is charged at a rate per $1,000 of the discounted net amount at risk. As the net amount at risk increases, your cost of insurance increases. Accumulated value also varies depending on the performance of the investment options in your policy.
• face amount is $100,000

• accumulated value at year 5 is $90,000	Examples

• the death benefit percentage for the guideline		The death benefit is the larger of these two amounts

minimum death benefit is 118%

• the guideline minimum death benefit is $106,200
(accumulated value times a death benefit percentage	Policy	Death benefit under the policy	Guideline minimum death benefit	Net amount at risk used for cost of insurance charge

factor of 118%)
	Policy A	$100,000	$106,200	$15,938.76
Policy B uses the same assumptions as	Policy B	$100,000	$70,600	$39,754.01
Policy A, but has an accumulated value of $60,000. Because accumulated value is less, the guideline minimum death benefit is now $70,600 ($60,000 times a death benefit factor of 118%).

THE DEATH BENEFIT

Optional rider

We offer other variable life insurance policies which provide insurance protection on the lives of two people or on the life of one person. The loads and charges on these policies may be different.

Ask your registered representative for more information about the rider available with the policy, or about other kinds of life insurance policies offered by Pacific Life.

There may be tax consequences if you exercise your rights under the Accelerated living benefits rider. Please see Variable life insurance and your taxes for more information.

A sample of the provisions of the extra optional benefit is available from us upon written request.	There is an optional rider that provides extra benefits. The rider is not available in every state.

Certain restrictions may apply and are described in the rider.

• Accelerated living benefits rider
Gives the policy owner access to a portion of the policy’s death benefit if the insured has been diagnosed with a terminal illness resulting in a life expectancy of six months or less (or longer than six months in some states). We refer to this amount as the accelerated benefit. If you have an outstanding loan amount, we will reduce the accelerated benefit payable to repay a portion of the loan. We may also deduct an administrative fee of $150 from your accelerated benefit.

You may choose to receive the accelerated benefit either in a lump sum or any other payment plan available at the time of payment. We will pay the benefit only once per insured.

Payment of the accelerated benefit will reduce the death benefit of your policy and any riders used in calculating the available accelerated benefit. It will also reduce any outstanding loan amount.

Benefits received under this rider may be taxable, and may impact your eligibility for Medicaid or other government benefits. Please consult your tax adviser if you want to exercise your rights under this rider.

The rider will terminate on the earliest of your written request, on lapse or termination of the policy, or when an accelerated benefit is paid under this rider.

HOW PREMIUMS WORK

Your policy may give you flexibility to choose to make additional premium payments.

The amount and period of time over which you make any additional premium payments may affect whether your policy will be classified as a modified endowment contract, or no longer qualifies as life insurance for tax purposes. See Variable life insurance and your taxes for more information.	We usually set the amount of your first premium payment. You can schedule the amount and frequency of remaining premium payments within certain limits. Each premium payment must be at least $50.

We do not deduct a premium load from any premium payment. We allocate your premium to the investment options you’ve chosen. Depending on the performance of your investment options, and on how many withdrawals, loans or other policy features you’ve taken advantage of, you may need to make additional premium payments to keep your policy in force.

Your first premium payment The guideline single premium is the maximum premium that can be paid to purchase a chosen face amount and still qualify the policy as life insurance for tax purposes.	The minimum initial premium to purchase a policy is $10,000 if the insured’s age is less than 70, and $50,000 if the insured’s age is greater than 69. If this is a last survivor policy, the minimum initial premium is based upon the age of the younger insured.

You may elect the initial premium to be 80%, 90% or 100% of the guideline single premium.

The amount of the cost of insurance charge is calculated based on your policy’s face amount and the age, smoking status, gender (unless unisex cost of insurance rates apply), and risk classes of the insured, or both insureds under a last survivor policy.

We will not issue a policy until we receive the entire initial premium.

Additional premium payments

Your policy could lapse if the accumulated value, less any outstanding loan amount, is not enough to pay your monthly charges. Turn to Your policy’s accumulated value for more information.	You have limited ability to make additional premium payments.

Additional premium payments of at least $1,000 are permitted under the following circumstances:

• An additional payment is required to keep the policy from lapsing.

• The additional payment would not exceed the premium limits allowed by the Internal Revenue Service to qualify the policy as a life insurance contract.

We may require satisfactory evidence of insurability if accepting an additional premium payment would make the death benefit of the policy greater than the face amount.

We may require that you pay any outstanding loan before we accept any additional premium payments.

Paying your premium	Premium payments must be made in a form acceptable to us before we can process it. You may pay your premium:

• by personal check, drawn on a U.S. bank

• by cashier’s check, if it originates in a U.S. bank

• by third party check, when there is a clear connection of the third party to the underlying transaction

• wire transfers that originate in U.S. banks.

HOW PREMIUMS WORK

We will not accept premium payments in the following forms:
• cash
• credit card or check drawn against a credit card account
• money order or traveler’s checks
• cashier’s check drawn on a non-U.S. bank, even if the payment may be effected through a U.S. bank
• third party check, if there is not a clear connection of the third party to the underlying transaction
• wires that originate from foreign bank accounts.

All unacceptable forms of premium payments will be returned to the payor along with a letter of explanation. We reserve the right to reject or accept any form of payment. If you make premium payments or loan repayments by electronic funds transfer or by check other than a cashier’s check, your payment of any withdrawal proceeds and any refund during the free look period may be delayed until we receive confirmation in our administrative office that your payment has cleared.

Allocating your premiums Please turn to Your investment options for more information about the investment options.	We allocate your first premium on the free look transfer date. We hold your premiums in the Money Market investment option until the free look transfer date, and then transfer them to the investment options you’ve chosen. We currently limit your allocations to 20 investment options at one time.

We generally allocate any additional premiums to the investment options you’ve chosen on your application on the day we receive them.

Portfolio optimization
Portfolio optimization is an asset allocation service that we offer at no additional charge for use within your policy. Asset allocation refers to the manner that investments are distributed among asset classes to help attain an investment goal. For your policy, portfolio optimization can help with decisions about how you should allocate your accumulated value among available investment options. The theory behind portfolio optimization is that diversification among asset classes can help reduce volatility over the long term.	The service. As part of our portfolio optimization service, we have developed several asset allocation models (portfolio optimization models or models), each based on different profiles of an investor’s willingness to accept investment risk. If you decide to subscribe to the portfolio optimization service and select one of the portfolio optimization models, your initial net premium payment (in the case of a new application) or accumulated value, as applicable, will be allocated to the investment options according to the model you select. Subsequent net premium payments will also be allocated accordingly, unless you instruct us otherwise in writing. If you choose, you can rebalance your accumulated value quarterly, semi-annually, or annually, to maintain the current allocations of your portfolio optimization model, since changes in the net asset values of the underlying portfolios in each model will alter your asset allocation over time. If you also allocate part of your net premium payment or accumulated value that is not currently included in your model and you elect periodic rebalancing, such amounts will not be considered when rebalancing. If you subscribe to portfolio optimization and elect periodic rebalancing, only the investment options within your model will be rebalanced.

For more information on our role as investment adviser for the portfolio optimization service, please see our brochure from our Form ADV, the SEC investment adviser registration form, which will be delivered to you at the time you subscribe to the portfolio optimization service. Please contact us if you would like to receive a copy of this brochure.	If you subscribe to portfolio optimization, we will serve as your investment adviser for the service solely for purposes of development of the portfolio optimization models and periodic updates of the models.

On a periodic basis (typically annually) or when Pacific Life believes appropriate, the portfolio optimization models are evaluated and the models are updated, as discussed below. If you subscribe to portfolio optimization, we will automatically reallocate your accumulated value or net premium payments, as applicable, in accordance with the model you select as it is updated from time to time based on discretionary authority that you grant to us, unless you instruct us otherwise. In developing and periodically updating the portfolio optimization models, we currently rely on the recommendations of an independent third-party analytical firm. We may change the firm that we use from time to time, or, to the extent permissible under applicable law, use no independent firm at all.

We offer five asset allocation models, each comprised of a carefully selected combination of investment options (reflecting the underlying portfolios of Pacific Select Fund).	The portfolio optimization models. Development of the portfolio optimization models is a two-step process. First, an optimization analysis is performed to determine the breakdown of asset classes. Optimization analysis requires forecasting returns, standard deviations and correlation coefficients of asset classes over the desired investing horizon and an analysis using a state-of-the art program and a statistical analytical technique known as “mean-variance optimization.” Next, after the asset class exposures are known, a determination is made of how available investment options (underlying portfolios) can be used to implement the asset class level allocations. The investment options are selected by evaluating the asset classes represented by the underlying portfolios and combining investment options to arrive at the desired asset class exposures. The portfolio-specific analysis uses historical returns-based style analysis and asset performance and regression and attribution analyses. It may also include portfolio manager interviews. Based on this analysis, investment options are selected in a way intended to optimize potential returns for each model, given a particular level of risk tolerance. This process could, in some cases, result in the inclusion of an investment option in a model based on its specific asset class exposure or other specific optimization factors, even where another investment option may have better historical performance.

Periodic updates of the portfolio optimization model and notices of updates. Each of the portfolio optimization models are evaluated periodically (generally, annually) to assess whether the combination of investment options within each model should be changed to better seek to optimize the potential return for the level of risk tolerance intended for the model. As a result of the periodic analysis, each model may change and investment options may be added to a model (including investment options not currently available), or investment options may be deleted from a model.

HOW PREMIUMS WORK

When your portfolio optimization model is updated, we will automatically reallocate your accumulated value and any subsequent net premium payments in accordance with any changes to the model you have selected. This means the allocation of your accumulated value, and potentially the investment options in which you are invested, will automatically change and your accumulated value and any subsequent net premium payments will be automatically reallocated among the investment options in your updated model (independently of any automatic rebalancing you may have selected). We require that you grant us discretionary investment authority to periodically reallocate your accumulated value and any subsequent net premium payments in accordance with the updated version of the portfolio optimization model you have selected, if you wish to participate in portfolio optimization. If your policy was purchased through Smith Barney, now known as Citigroup Global Markets Inc., or through Citicorp Investment Services (Citicorp), you must contact your registered representative if you want to move to a new model after the annual analysis.

When we update the portfolio optimization models, we will send you written notice of the updated models at least 30 days in advance of the date we intend the updated version of the model to be effective. You should carefully review these notices. If you wish to accept the changes in your selected model, you will not need to take any action, as your accumulated value and any subsequent net premium payments will be reallocated in accordance with the updated model automatically. If you do not wish to accept the changes to your selected model, you can change to a different model or withdraw from the portfolio optimization service.

Your registered representative can help you determine which model is best suited to your financial needs, investment time horizon, and willingness to accept investment risk. You should periodically review these factors with your registered representative to determine if you should change models to keep up with changes in your personal circumstances.	Selecting a portfolio optimization model. If you choose to subscribe to the portfolio optimization service, you need to determine which portfolio optimization model is best for you. Pacific Life will not make this decision. You should consult with your registered representative on this decision. Your registered representative can assist you in completing the proper forms to subscribe to the portfolio optimization service or to change to a different model. You may, in consultation with your registered representative, utilize analytical tools made available by Pacific Life, including an investor profile questionnaire, which asks questions intended to help you or your registered representative assess your financial needs, investment time horizon, and willingness to accept investment risk. Your responses can be analyzed using the service available on the Pacific Life website. While the information from the Pacific Life website may assist you, it is your decision, in consultation with your registered representative, to select a model or to change to a different model, and Pacific Life bears no responsibility for this decision.

You may change to a different model at any time by completing an investment policy statement. Please contact us or your registered representative for a copy of this form. You may discontinue the portfolio optimization service for your policy at any time with a proper written request or by telephone or electronic instructions provided we have your completed telephone and electronic authorization on file.	Risks. Although the models are designed to optimize returns given the various levels of risk, there is no assurance that a model portfolio will not lose money or that investment results will not experience volatility. Investment performance of your accumulated value could be better or worse by participating in a portfolio optimization model than if you had not participated. A model may perform better or worse than any single investment option or asset class or other combinations of investment options or asset classes. Model performance is dependent upon the performance of the component investment options (and their underlying portfolios). The timing of your investment and the frequency of automatic rebalancing may affect performance. Your accumulated value will fluctuate, and when redeemed, may be worth more or less than the original cost.

A portfolio optimization model may not perform as intended. Although the models are intended to optimize returns given various levels of risk tolerance, portfolio, market and asset class performance may differ in the future from the historical performance and assumptions upon which the models are based, which could cause the models to be ineffective or less effective in reducing volatility.

Periodic updating of the portfolio optimization models can cause the underlying portfolios to incur transactional expenses to raise cash for money flowing out of the portfolios or to buy securities with money flowing into the portfolios. These expenses can adversely affect performance of the pertinent portfolios and the models.

Pacific Life may be subject to competing interests that have the potential to influence its decision making with regard to portfolio optimization. For example, one portfolio may provide a higher advisory fee to Pacific Life than another portfolio, and provide Pacific Life with incentive to use the portfolio with the higher fee as part of a portfolio optimization model. In addition, Pacific Life may believe that certain portfolios may benefit from additional assets or could be harmed by redemptions. As adviser to Pacific Select Fund, we monitor performance of the portfolios, and may, from time to time, recommend to the Pacific Select Fund’s Board of Trustees a change in portfolio management firm or strategy or the closure or merger of a portfolio, all of which could impact a model. All Pacific Select Fund portfolios are analyzed by the independent third-party analytical firm. We do not dictate to the third party analytical firm the number of portfolios in a model, the percent that any portfolio represents in a model, or which portfolios may be selected (other than to require exclusion of any portfolio that is expected to be liquidated, merged into another portfolio, or otherwise closed). We believe our reliance on the recommendations of an independent third-party analytical firm to develop and update the models (as described above) reduces or eliminates the potential for us to be influenced by these competing interests, but there can be no assurance of this.

Pacific Life is under no contractual obligation to continue this service and has the right to terminate or change the portfolio optimization service at any time.

Limits on the premium payments you can make	Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations:
You may direct us to accept premium payments or other instructions that will cause your policy to be treated as a modified endowment contract by signing a modified endowment contract election form.

You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes. You should speak to a qualified tax adviser for complete information regarding modified endowment contracts.
• If accepting the premium means your policy will no longer qualify as life insurance for federal income tax purposes.

• If your policy was issued in exchange for a policy that was not a modified endowment contract, and applying the premium in that policy year means your policy will become a modified endowment contract.

• If applying the premium payment to your policy will increase the net amount at risk. This will happen if your policy’s death benefit is equal to the guideline minimum death benefit or would be equal to it once we applied your premium payment.

You’ll find more detailed information regarding these situations in the SAI.

YOUR POLICY’S ACCUMULATED VALUE

Accumulated value is used as the basis for determining policy benefits and charges.	Accumulated value is the value of your policy on any business day.

We use it to calculate how much money is available to you for loans and withdrawals, and how much you’ll receive if you surrender your policy. It may also affect the amount of the death benefit.

The accumulated value of your policy is not guaranteed – it depends on the performance of the investment options you’ve chosen, the premium payments you’ve made, policy charges and how much you’ve borrowed or withdrawn from the policy.

Calculating your policy’s accumulated value	Your policy’s accumulated value is the total amount allocated to the variable investment options and the fixed option, plus the amount in the loan account.

Please see Taking out a loan for information about loans and the loan account	We determine the value allocated to the variable investment options on any business day by multiplying the number of accumulation units for each variable investment option credited to your policy on that day, by the variable investment option’s unit value at the end of that day. The process we use to calculate unit values for the variable investment options is described in Your investment options.

Monthly deductions

If there is not enough accumulated value to pay the monthly charge, your policy could lapse. The performance of the investment options you choose, making withdrawals, or taking out a loan all affect the accumulated value of your policy.

You’ll find a discussion about when your policy might lapse, and what you can do to reinstate it, later in this section.

We guarantee that certain charges will not increase:

• the guaranteed rates for the cost of insurance
• the administrative charge
• the tax expense charge
• the mortality and expense risk charge.	We deduct a monthly charge from your policy’s accumulated value in the investment options each monthly payment date.

Unless you tell us otherwise, we deduct the monthly charge from the investment options that make up your policy’s accumulated value, in proportion to the accumulated value you have in each option. This charge is made up of three charges:

Cost of insurance
This charge is for providing you with life insurance protection. Like other policy charges, we may profit from the cost of insurance charge and may use these profits for any lawful purpose such as payment of distribution and administrative expenses.

There are maximum or guaranteed cost of insurance rates associated with your policy.

The guaranteed rates include the insurance risks associated with insuring one person or two people. They are calculated using 1980 Commissioners Standard Ordinary Mortality Tables, age last birthday, or the 1980 Commissioners Ordinary Mortality Table B, which are used for unisex cost of insurance rates. The rates are also based on the age, gender and risk class of each insured unless unisex rates are required.

If your initial premium was 100% of the guideline single premium we may charge less than the guaranteed maximum cost of insurance charge.

How we calculate cost of insurance

We calculate cost of insurance by multiplying the cost of insurance rate by a discounted net amount at risk at the beginning of each policy month.

The discounted net amount at risk used in the cost of insurance calculation is the difference between a discounted death benefit that would be payable if the insured or both insureds died, and the accumulated value of your policy. We calculate it in two steps:

• Step 1: we divide the death benefit that would be payable at the beginning of the policy month by 1.002466.

• Step 2: we subtract your policy’s accumulated value at the beginning of the policy month from the amount we calculated in step 1.

Premiums, policy fees and charges, withdrawals, investment performance and fees and expenses of the underlying portfolios may affect your net amount at risk if your death benefit under the policy is the guideline minimum death benefit.

An example
For a policy in policy year 10 with

• accumulated value of $50,000 after deducting any outstanding loan amount.

The monthly administrative charge is $12.50 ($50,000 × .025%).

The monthly tax expense charge is $16.67 ($50,000 × 0.0333333%).

The monthly mortality and expense risk charge is $37.50 ($50,000 × 0.075%).

If the policy is in policy year 11, the mortality and expense risk charge is reduced to $29.17 ($50,000 × .0583333%).	Administrative charge
We deduct a charge of 0.025% (0.30% annually) of the accumulated value in the investment options to help cover the costs of administering and maintaining our policies. In addition, if the accumulated value is less than $50,000 on any policy anniversary date, a $40 fee is charged on that monthly payment date.

Tax expense charge
We deduct a charge of 0.0333333% (0.40% annually) of the accumulated value to pay applicable state and local taxes and federal taxes under Section 848 of the Internal Revenue Code. After policy year 10, the tax expense charge is zero – in other words, you no longer pay any tax expense charge.

The tax expense charge deduction over 10 policy years approximates our average costs for taxes related to premiums. Taxes on premiums vary from state to state, and in some instances, among municipalities. These taxes range from 2.00% to 14.00%.

Mortality and expense risk charge
Mortality risk is the chance that the people insured by policies we’ve issued do not live as long as expected. This means the cost of insurance charges specified in the policies may not be enough to pay out actual claims.

Expense risk is the chance that our actual administrative and operating expenses are more than expenses we expected.

The mortality and expense risk charge helps compensate us for these risks. This charge is equal to 0.075% (0.90% annually) of accumulated value in the investment options. After 10 policy years, this charge is reduced to 0.0583333% (0.70% annually). We guarantee this charge will not increase.

YOUR POLICY’S ACCUMULATED VALUE

Lapsing and reinstatement If your policy lapses, you could face significant income tax liability in the year of the lapse. Tax issues are described in detail in Variable life insurance and your taxes.	Your policy will lapse if there is not enough accumulated value, after subtracting any outstanding loan amount, to cover the monthly charge on the day we make the deduction. Your policy’s accumulated value is affected by the following:

• loans or withdrawals you make from your policy

• any additional premium payments

• the performance of your investment options

• charges under the policy.

There is no guarantee that your policy will not lapse.

For more information regarding payment due to keep your policy in force, please contact our life insurance operations center.	If there is not enough accumulated value to pay the total monthly charge, we deduct the amount that’s available and send you, and anyone you’ve assigned your policy to, a notice telling you the amount to pay to keep your policy in force. This amount is based on the sum of the monthly charges not deducted plus three times the monthly charges due when the insufficiency occurred, adjusted to add premium load. However, the minimum amount you must pay to keep your policy in force is equal to three times the monthly charge that was due on the monthly payment date when there was not enough accumulated value to pay the charge.

We’ll give you a grace period of 61 days from the date we send the notice to pay sufficient premium to keep your policy in force. Your policy will remain in force during the grace period.

If you do not make the minimum payment If we do not receive your payment within the grace period, your policy will lapse with no value. This means we’ll end your life insurance coverage.

If you make the minimum payment
If we receive your payment within the grace period, we’ll allocate your premium to the investment options you’ve chosen and deduct the monthly charge from your investment options in proportion to the accumulated value you have in each option.

If your policy is in danger of lapsing and you have an outstanding loan amount, you’ll have to repay a portion of your outstanding loan amount to stop your policy from lapsing.

How to avoid future lapsing
To stop your policy from lapsing in the future, you may want to make an additional premium payment if tax laws permit it. Or if you have a loan, you will need to repay a portion if it.

Paying death benefit proceeds during the grace period
If the insured or last surviving insured dies during the grace period, we’ll pay death benefit proceeds to your beneficiary. We’ll reduce the payment by any unpaid monthly charges and any outstanding loan amount.

Reinstating a lapsed policy
If your policy lapses, you have three years from the end of the grace period to apply for a reinstatement. We’ll reinstate it if you send us the following:

• a written application

• evidence satisfactory to us that the insured, or both insureds for a last survivor policy, are still insurable

• a premium payment sufficient to:

  • cover all unpaid monthly charges that were due in the grace period, and

• keep your policy in force for three months after the day your policy is reinstated.

We’ll reinstate your policy as of the first monthly payment date on or after the day we approve the reinstatement. When we reinstate your policy, its accumulated value will be the same as it was on the day your policy lapsed, plus an additional premium payment. We’ll allocate it according to your most recent premium allocation instructions.

Reinstating a lapsed policy with an outstanding loan amount
If you had an outstanding loan amount when your policy lapsed, we will not pay or credit interest on it during the period between the lapsing and reinstatement of your policy. There are special rules that apply to reinstating a policy with an outstanding loan amount:

• If we reinstate your policy on or before the first monthly payment date that immediately follows the lapse, we’ll also reinstate the loan amount that was outstanding the day your policy lapsed.

• If we reinstate your policy on any monthly payment date other than the monthly payment date that immediately follows the lapse, we’ll deduct the outstanding loan amount from your policy’s accumulated value. This means you will no longer have an outstanding loan amount when your policy is reinstated.

YOUR INVESTMENT OPTIONS

This section tells you about the investment options available under your policy and how they work.

You can change your premium allocation instructions by writing or sending a fax. If we have your completed telephone and electronic authorization on file, you can call us at 1-800-800-7681 or submit a request electronically. Or you can ask your registered representative to contact us. You’ll find more information regarding telephone and electronic instructions in Pacific Select Estate Maximizer basics.

You’ll find information about when we allocate net premiums to your investment options in How premiums work.

Your policy’s accumulated value may be allocated to up to 20 investment options at any one time.	We put your premium payments in our general and separate accounts. We own the assets in our accounts and allocate your net premiums, less any charges, to the investment options you’ve chosen. Amounts allocated to the fixed options are held in our general account. Amounts allocated to the variable investment options are held in our separate account.

You choose your initial investment options on your application. If you choose more than one investment option, you must tell us the dollar amount or percentage you want to allocate to each option. You can change your premium allocation instructions at any time.

The investment options you choose, and how they perform, will affect your policy’s accumulated value and may affect the death benefit. Please review the investment options carefully and ask your registered representative to help you choose the right ones for your goals and tolerance for risk. Make sure you understand any costs you may pay directly and indirectly on your investment options because they will affect the value of your policy.

Variable investment options

Variable investment options are also known as variable accounts. These variable accounts are divisions of our separate account. We bear the direct operating expenses of our separate account. For more information about how these accounts work, see About Pacific Life.

Pacific Life is not responsible for the operation of the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust or any of their portfolios. We also are not responsible for ensuring that the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust and their portfolios comply with any laws that apply.

There’s no guarantee that a portfolio will achieve its investment objective. You should read each fund prospectus carefully before investing.	You can choose from a selection of variable investment options. Each variable investment option is set up as a variable account under our separate account and invests in a corresponding portfolio of the Pacific Select Fund, the Fidelity Variable Insurance Products Funds (“Fidelity VIP Funds”), the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. and the Van Eck Worldwide Insurance Trust. Each portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed. Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen. You bear the investment risk of any variable investment options you choose.

We’re the investment adviser for the Pacific Select Fund. We oversee the management of all the Pacific Select Fund’s portfolios, and manage two of the portfolios directly. We’ve retained other portfolio managers to manage the other portfolios.

Fidelity Management & Research Company is the manager of the Fidelity Variable Insurance Products Funds (Fidelity VIP Funds). They retain other portfolio managers to manage the portfolios of the Fidelity VIP Funds available under your policy.

Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors is the investment adviser of the FAM Variable Series Funds, Inc. and has retained a sub-advisor for the portfolios available under your policy.

T. Rowe Price Associates, Inc. is the investment manager of the T. Rowe Price Equity Series, Inc. and manages the portfolios available under your policy directly.

Van Eck Associates Corporation is the investment adviser of the Van Eck Worldwide Insurance Trust and manages the portfolio available under your policy directly.

The following chart is a summary of the fund portfolios. You’ll find detailed descriptions of the portfolios in each fund prospectus that accompanies this prospectus.

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Blue Chip	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of “blue chip” companies and related derivatives.	A I M Capital Management, Inc.

Aggressive Growth	Long-term growth of capital.	Equity securities of small- and medium-sized growth companies.	A I M Capital Management, Inc.

Financial Services	Long-term growth of capital.	Equity securities in the financial services sector (including derivatives).	A I M Capital Management, Inc.

Diversified Research	Long-term growth of capital.	Equity securities of U.S. companies and foreign companies with significant markets in the U.S.	Capital Guardian Trust Company

Equity	Capital appreciation. (Current income is of secondary importance.)	Equity securities of U.S. growth-oriented companies.	Capital Guardian Trust Company

American Funds Growth-Income	Long-term growth of capital and income.	A master fund that invests in equity securities of companies of any size and other securities which demonstrate the potential for appreciation and/or dividends.	Capital Research and Management Company (adviser to the Master Growth-Income Fund)

American Funds Growth	Long-term growth of capital.	A master fund that invests in equity securities of companies of any size that appear to offer superior opportunities for growth of capital.	Capital Research and Management Company (adviser to the Master Growth Fund)

Technology	Long-term growth of capital.	Equity securities in the technology sector (including derivatives).	Columbia Management Advisors, Inc.

Short Duration Bond	Current income. (Capital appreciation is of secondary importance.)	High quality fixed income securities with an average portfolio duration not likely to exceed 3 years.	Goldman Sachs Asset Management, L.P.

Concentrated Growth (formerly called I-Net TollkeeperSM )	Long-term growth of capital.	Equity securities selected for their growth potential.	Goldman Sachs Asset Management, L.P.

Growth LT	Long-term growth of capital.	Equity securities of companies of any size.	Janus Capital Management LLC

Focused 30	Long-term growth of capital.	U.S. and foreign equity securities selected for their growth potential.	Janus Capital Management LLC

Health Sciences	Long-term growth of capital.	Equity securities of companies in the health sciences sector (including derivatives).	Jennison Associates LLC

Mid-Cap Value	Capital appreciation.	Equity securities of medium-sized U.S. companies believed to be undervalued.	Lazard Asset Management LLC

International Value	Long-term capital appreciation.	Equity securities of relatively large companies located in developed countries outside of the U.S. believed to be undervalued.	Lazard Asset Management LLC

Capital Opportunities	Long-term growth of capital.	Equity securities with the potential for long- term growth of capital.	MFS Investment Management

YOUR INVESTMENT OPTIONS

PACIFIC SELECT FUND PORTFOLIO	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

International Large-Cap	Long-term growth of capital.	Equity securities of companies with large market capitalizations located outside the U.S.	MFS Investment Management

Equity Index	Investment results that correspond to the total return of common stocks publicly traded in the U.S.	Equity securities of companies that are included in or representative of the S&P 500 Index® (including derivatives).	Mercury Advisors

Small-Cap Index	Investment results that correspond to the total return of an index of small capitalization companies.	Equity securities of small companies that are included in or representative of the Russell 2000 Index (including derivatives).	Mercury Advisors

Fasciano Small Equity (formerly called Aggressive Equity)	Capital appreciation.	Equity securities of small companies believed to have sustainable earnings growth.	Neuberger Berman Management Inc.

Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	NFJ Investment Group L.P.

Multi-Strategy	High total return.	A mix of equity and fixed income securities.	OppenheimerFunds, Inc.

Main Street® Core	Long-term growth of capital and income.	Equity securities of large U.S. companies.	OppenheimerFunds, Inc.

Emerging Markets	Long-term growth of capital.	Equity securities of companies that are located in countries generally regarded as “emerging market” countries.	OppenheimerFunds, Inc.

Managed Bond	Maximize total return consistent with prudent investment management.	Medium and high-quality fixed income securities with varying terms to maturity, and derivatives relating to such securities or related indices.	Pacific Investment Management Company LLC

Inflation Managed	Maximize total return consistent with prudent investment management.	Fixed income securities of varying maturities with a focus on inflation-indexed bonds, and forward contracts and derivatives relating to such securities.	Pacific Investment Management Company LLC

Money Market	Current income consistent with preservation of capital.	Highest quality money market instruments believed to have limited credit risk.	Pacific Life

High Yield Bond	High level of current income.	Fixed income securities with lower and medium- quality credit ratings and intermediate to long terms to maturity.	Pacific Life

Equity Income	Current income. (Capital growth is of secondary importance.)	Equity securities of large U.S. companies with a focus on income-producing securities believed to be undervalued by the market.	Putnam Investment Management, LLC

Large-Cap Value	Long-term growth of capital. (Current income is of secondary importance.)	Equity securities of large U.S. companies.	Salomon Brothers Asset Management Inc

Comstock	Long-term growth of capital.	Equity securities with the potential for long-term growth of capital and income.	Van Kampen

Mid-Cap Growth	Long-term growth of capital.	Equity securities of medium-sized companies believed to have above-average growth potential.	Van Kampen

Real Estate	Current income and long-term capital appreciation.	Equity securities of companies in the U.S. real estate industry.	Van Kampen

VN Small-Cap Value	Long-term growth of capital.	Equity securities of small companies believed to be undervalued.	Vaughan Nelson Investment Management, L.P.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Fidelity VIP Contrafund® Service Class 2	Long-term capital appreciation.	Equity securities of companies whose value is believed not fully recognized by the public.	FMR Co., Inc.

Fidelity VIP Growth Service Class 2	Capital appreciation.	Equity securities of companies believed to have above-average growth potential.	FMR Co., Inc.

Fidelity VIP Mid Cap Service Class 2	Long-term growth of capital.	Equity securities primarily of companies with medium market capitalization.	FMR Co., Inc.

Fidelity VIP Value Strategies Service Class 2	Capital appreciation.	Equity securities of companies believed to be undervalued in the marketplace.	FMR Co., Inc.

FAM VARIABLE SERIES FUNDS, INC.*	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Mercury Basic Value V.I. Fund Class III*	Capital appreciation. (Income is of secondary importance.)	Equity securities believed to be undervalued.	Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors

Mercury Global Allocation V.I. Fund Class III*	High total investment return.	A mix of U.S. and foreign equity, debt and money market securities	Merrill Lynch Investment Managers, L.P. d/b/a Mercury Advisors

T. ROWE PRICE EQUITY SERIES, INC.	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

T. Rowe Price Blue Chip Growth Portfolio – II	Long-term capital growth. (Income is a secondary objective.)	Equity securities of large and medium-sized “blue chip” growth companies.	T. Rowe Price Associates, Inc.

T. Rowe Price Equity Income Portfolio – II	Current income and long-term capital growth.	Equity securities with a focus on well-established companies paying above-average dividends.	T. Rowe Price Associates, Inc.

VAN ECK WORLDWIDE INSURANCE TRUST	INVESTMENT GOAL	THE PORTFOLIO’S MAIN INVESTMENTS	PORTFOLIO MANAGER

Van Eck Worldwide Hard Assets Fund	Long-term capital appreciation. (Income is of secondary importance.)	A mix of U.S. and foreign hard asset [1] securities	Van Eck Associates Corporation

*	Prior to May 1, 2005, FAM Variable Series Funds, Inc. was known as Merrill Lynch Variable Series Funds, Inc., Mercury Basic Value V.I. Fund Class III was know as Merrill Lynch Basic Value V.I. Fund Class III, and Mercury Global Allocation V.I. Fund Class III was know as Merrill Lynch Global Allocation V.I. Fund Class III.

1 Hard asset securities are stocks, bonds and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production, distribution or facilitation of processes relating to: a) precious metals, b) natural resources, c) real estate and d) commodities. In addition, hard asset securities shall include any derivative securities the present value of which are based upon hard asset securities and/or hard asset commodities.

An example
You ask us to allocate $6,000 to the Inflation Managed investment option on a business day. At the end of that day, the unit value of the variable account is $15. We’ll credit your policy with 400 units ($6,000 divided by $15).

The value of an accumulation unit is not the same as the value of a share in the underlying portfolio.	Calculating unit values
When you choose a variable investment option, we credit your policy with accumulation units. The number of units we credit equals the amount we’ve allocated divided by the unit value of the variable account. Similarly, the number of accumulation units in your policy will be reduced when you make a transfer, withdrawal or loan from a variable investment option, and when your monthly charges are deducted.

The value of an accumulation unit is the basis for all financial transactions relating to the variable investment options. We calculate the unit value for each variable account once every business day, usually at or about 4:00 p.m. Eastern time.

YOUR INVESTMENT OPTIONS

For information about timing of transactions, see Pacific Select Estate Maximizer basics.	Generally, for any transaction, we’ll use the next unit value calculated after we receive your written request. If we receive your written request before the time of the close of the New York Stock Exchange, which is usually 4:00 p.m. Eastern time, on a business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the time of the close of the New York Stock Exchange, we’ll use the unit value calculated as of the end of the next business day.

If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day. For your monthly charge, we’ll use the unit value calculated on your monthly payment date. If your monthly payment date does not fall on a business day, we’ll use the unit value calculated as of the end of the next business day.

The unit value calculation is based on the following:

• the investment performance of the underlying portfolio

• any dividends or distributions paid by the underlying portfolio

• any charges for any taxes that are, or may become, associated with the operation of the variable account.

The unit value of a variable account will change with the value of its corresponding portfolio. Changes in the unit value of a variable account will not change the number of accumulation units credited to your policy.

You’ll find more about fund fees and expenses in Fee tables and in each fund’s prospectus.	Fees and expenses paid by the funds
Each fund pays advisory fees and other expenses. These are deducted from the assets of the fund’s portfolios and may vary from year to year. They are not fixed and are not part of the terms of your policy. If you choose a variable investment option, these fees and expenses affect you indirectly because they reduce portfolio returns. Each fund is governed by its own Board of Trustees or Board of Directors.

The SEC recently approved a rule change which will require the Boards of Trustees/Directors of mutual funds to determine whether a redemption fee (not to exceed 2%) or other trading (transfer) restrictions should be imposed. A redemption fee is a fee that would be charged by and paid to the fund (not to Pacific Life). In the event the Board of Trustees/Directors of any underlying funds imposes such fees or limitations, we will pass them on to you.

Substitution of Equity Income Portfolio

We will notify you of the effective date of substitution (the “substitution date”) set by Pacific Select Fund once the Securities and Exchange Commission (“SEC”) issues the order of approval of the substitution.	The Pacific Select Fund’s Board of Trustees approved the substitution of shares of the American Funds Growth-Income portfolio for shares of the Equity Income portfolio. Pacific Select Fund and Pacific Life will file an application for an order to permit the substitution with the SEC.

If the SEC issues an order to permit the substitution, the Pacific Select Fund will select a substitution date for shares of the Equity Income portfolio to be automatically redeemed and shares of the American Funds Growth-Income portfolio to be purchased. At the same time, accumulation units of the Equity Income variable account will be automatically exchanged for accumulation units of equal value of the American Funds Growth-Income variable account. The Equity Income portfolio and corresponding Equity Income variable account will cease to exist.

On the substitution date, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the Equity Income investment option will be deemed an instruction for the American Funds Growth-Income investment option. This includes, but is not limited to, instructions for net premium allocations, transfer instructions (including instructions under any automatic transfer, portfolio rebalancing and dollar cost averaging services), and partial withdrawal and monthly deduction instructions.

You need not take any action regarding the substitution. The exchange of the Equity Income variable account accumulation units for accumulation units of equal value of the American Funds Growth-Income variable account will occur automatically on the substitution date.

If you do not wish to participate in the substitution, unless the SEC requires otherwise, the following will apply. You will have a 60 day “free transfer” period (which will not begin later than 30 days before the substitution date). During this “free transfer” period, the first unscheduled transfer, and any systematic transfer, from the Equity Income investment option (and, if required by the SEC, the American Funds Growth-Income investment option after the substitution date) will not count towards:

• the transfer limitations described in your policy prospectus, or

• any transfer fees that may be assessed in the future.

We do not currently assess transfer fees, but we reserve the right to do so, as stated in the prospectus, in the future. We will notify you of your transfer rights at the same time we announce the substitution date.

Fixed account

The Fixed account is not a security, so it does not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about this option. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about this option. For more information about the general account, see About Pacific Life.	You can also choose a fixed option: the Fixed account. The Fixed account provides a guaranteed minimum annual rate of interest. The amounts allocated to the Fixed account are held in our general account.

Here are some things you need to know about the Fixed account:

• Accumulated value allocated to the Fixed account earns interest on a daily basis, using a 365-day year. Our minimum annual interest rate is 3%.

• We may offer a higher annual interest rate on the Fixed account. If we do, we’ll guarantee the higher rate until your next policy anniversary.

• There are no investment risks.

• There are limitations on when and how much you can transfer from the Fixed account. These limitations are described below in Transferring among investment options.

YOUR INVESTMENT OPTIONS

Transferring among
investment options and market-timing restrictions

If your state requires us to refund your premiums when you exercise your right to cancel, you can make transfers and use transfer programs only after the free look transfer date. Your transfer of accumulated value on the free look transfer date does not count as a transfer for purpose of applying the limitations described in this section. For more information, please see Pacific Select Estate Maximizer basics.

You can make transfers to the Fixed account any time during the first 18 months of your policy.	Transfers

You can transfer among your investment options any time during the life of your policy without triggering any current income tax. You can make transfers by writing to us, by making a telephone or electronic transfer, or by signing up for one of our automatic transfer services. You’ll find more information about making telephone and electronic transfers in Pacific Select Estate Maximizer basics.

Transfers will normally be effective as of the end of the business day we receive your written, telephone or electronic request.

Here are some things you need to know about making transfers:

• Your policy’s accumulated value may be invested in up to 20 investment options at one time.

• Transfers are limited to 25 for each calendar year.

• If you have used all 25 transfers available to you in a calendar year, you may no longer make transfers between the investment options until the start of the next calendar year. However, you may make one (1) transfer of all or a portion of your policy’s accumulated value remaining in the variable investment options into the Money Market investment option prior to the start of the next calendar year.

• Additionally, only two (2) transfers in any calendar month may involve any of the following investment options: International Value, International Large-Cap, Emerging Markets, Mercury Global Allocation V.I. Fund Class III or Van Eck Worldwide Hard Assets Fund.

• For the purpose of applying the limitations, multiple transfers that occur on the same day are considered one (1) transfer. A transfer of accumulated value from the loan account into your investment options following a loan payment is considered a transfer under these limitations. Transfers into the loan account, or transfers that occur as a result of the dollar cost averaging service, the portfolio rebalancing service, the first year transfer service or an approved asset allocation service are excluded from the limitation. Also, allocations of premium payments are not subject to these limitations.

• There is no minimum amount required if you’re making transfers between variable investment options.

We reserve the right, in our sole discretion, to waive the transfer restrictions on the Fixed account. Please contact us or your registered representative to find out if a waiver is currently in effect.	• You can make transfers from the variable investment options to the Fixed account only in the policy month right before each policy anniversary.

• You can only make one transfer from the Fixed account in any 12-month period. Your transfer is limited to $5,000 or 25% of your policy’s accumulated value in the Fixed account.

• Currently, there is no charge for making a transfer but we may charge you in the future.

• There is no minimum required value for the investment option you’re transferring to or from.

• You cannot make a transfer if your policy is in the grace period and is in danger of lapsing.

• We can restrict or suspend transfers.

• We will send you written notice if we refuse or delay your transfer request.

• We have the right to impose limits on transfer amounts, the value of the investment options you’re transferring to or from, or impose further limits on the number and frequency of transfers you can make. Any policy we establish with regard to the exercise of any of these rights will be applied uniformly to all policy owners.

There are no exceptions to the above transfer limitations in the absence of an error by us, a substitution of investment options, or reorganization of underlying portfolios or other extraordinary circumstances.

Market-timing restrictions
The policy is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the market. Accordingly, organizations or individuals that use market-timing investment strategies and make frequent transfers should not purchase the policy. Such frequent trading can disrupt management of the underlying portfolios and raise expenses. The transfer limitations set forth above are intended to reduce frequent trading. In addition, we monitor certain large transaction activity in an attempt to detect trading that may be disruptive to the portfolios. In the event transfer activity is found to be disruptive, certain future subsequent transfers by such policy owners, or by a registered representative or other party acting on behalf of one or more policy owners, will require preclearance. Frequent trading and large transactions that are disruptive to portfolio management can have an adverse effect on portfolio performance and therefore your policy’s performance. Such trading may also cause dilution in the value of the investment options held by long-term policy owners. While these issues can occur in connection with any of the underlying portfolios, portfolios holding securities that are subject to market pricing inefficiencies are more susceptible to abuse. For example, portfolios holding international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the portfolios.

Our policies and procedures which limit the number and frequency of transfers and which may impose preclearance requirements on certain large transactions are applied uniformly to all policy owners. However, there is a risk that these policies and procedures will not detect all potentially disruptive activity or will otherwise prove ineffective in whole or in part. Further, we and our affiliates make available to our variable life insurance policy owners and variable annuity contract owners underlying funds not affiliated with us. We are unable to monitor or restrict the trading activity with respect to shares of such funds not sold in connection with our contracts. In the event the Board of Trustees/Directors of any underlying fund imposes a redemption fee or trading (transfer) limitations, we will pass them on to you.

We reserve the right to restrict, in our sole discretion and without prior notice, transfers initiated by a market timing organization or individual or other party authorized to give transfer instructions on behalf of multiple policy owners. Such restrictions could include:

• not accepting transfer instructions from an agent acting on behalf of more than one policy owner, and

• not accepting preauthorized transfer forms from market timers or other entities acting on behalf of more than one policy owner at a time.

YOUR INVESTMENT OPTIONS

We further reserve the right to impose, without prior notice, restrictions on transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

Transfer services	We offer two services that allow you to make automatic transfers of accumulated value from one investment option to another. Under the dollar cost averaging and portfolio rebalancing services, you can transfer among the variable investment options.

We have the right to discontinue, modify or suspend either of these transfer services at any time.

Since the value of accumulation units can change, more units are credited for a scheduled transfer when unit values are lower, and fewer units when unit values are higher. This allows you to average the cost of investments over time. Investing this way does not guarantee profits or prevent losses.	Dollar cost averaging
Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options. It does not allow you to make transfers to or from the Fixed account. We process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. You must have at least $5,000 in a variable investment option to start the service. Detailed information appears in the SAI.

We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.

Because the portfolio rebalancing service matches your original percentage allocations, we may transfer money from an investment option with relatively higher returns to one with relatively lower returns.	Portfolio rebalancing
As the value of the underlying portfolios changes, the value of the allocations to the variable investment options will also change. The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Detailed information appears in the SAI.

We do not currently charge for the portfolio rebalancing service or for transfers made under this service.

WITHDRAWALS, SURRENDERS AND LOANS

Making a withdrawal, taking out a loan or surrendering your policy can change your policy’s tax status, generate taxable income, or make your policy more susceptible to lapsing. Be sure to plan carefully before using these policy benefits.

If you withdraw a larger amount than you’ve paid into your policy, your withdrawal may be considered taxable income.

For more information, see Variable life insurance and your taxes.	You can take out all or part of your policy’s accumulated value while your policy is in force by making withdrawals or surrendering your policy. You can take out a loan from us using your policy as security. You can also use your policy’s loan and withdrawal features to supplement your income, for example, during retirement.

Making withdrawals

You can choose to receive your withdrawal in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.

We will not accept your request to make a withdrawal if it will cause your policy to become a modified endowment contract, unless you’ve told us in writing that you want your policy to become a modified endowment contract.	You can withdraw part of your policy’s net cash surrender value starting on your policy’s first anniversary. Here’s how it works:

• You must send us a written request that’s signed by all owners.

• Each withdrawal must be at least $1,000, and the net cash surrender value of your policy after the withdrawal must be at least $10,000.

• If your policy has an outstanding loan amount, the maximum withdrawal you can take is the amount, if any, by which the cash surrender value just before the withdrawal, exceeds the outstanding loan amount divided by 90%.

• If you make a withdrawal during the first nine policy years, we will assess a surrender charge against the portion of the withdrawal we consider to be return of initial premium.

• If you do not tell us which investment options to take the withdrawal from, we’ll deduct the withdrawal and any corresponding surrender charge from all of your investment options in proportion to the accumulated value you have in each option.

• The accumulated value, cash surrender value and net cash surrender value of your policy will be reduced by the amount of each withdrawal and any corresponding surrender charge.

• If the person or last surviving person insured under the policy dies after you’ve sent a withdrawal request to us, but before we’ve made the withdrawal, we’ll deduct the amount of the withdrawal from any death benefit proceeds owing.

The free withdrawal amount is the lesser of contract earnings under the policy or 10% of the initial premium.

An example
For a policy with:

• initial premium of $50,000

• accumulated value of $54,000 at the time of withdrawal

• withdrawal amount of $6,000

• no prior withdrawals

The free withdrawal amount is $4,000, which is the lesser of:

• $4,000 earnings ($54,000 – $50,000)

• $5,000 ($50,000 × 10%)	Preferred withdrawal
A preferred withdrawal is the amount of the first withdrawal in any policy year that does not exceed the free withdrawal amount.

There is no surrender charge applied to preferred withdrawals. Withdrawals in excess of the free withdrawal amount and any subsequent withdrawals in the same policy year may be subject to the surrender charge.

It is possible that there is no free withdrawal amount on your policy if there are no earnings at the time of the withdrawal. If you have made any withdrawals in a policy year, and none was a preferred withdrawal, the free withdrawal amount is available for the next withdrawal in that policy year.

For purposes of determining this amount, earnings under the policy are:

• accumulated value
• less total premiums paid
• plus all prior partial withdrawals deemed to be withdrawals of premium for surrender charge purposes.

WITHDRAWALS, SURRENDERS AND LOANS

How withdrawals affect your policy’s death benefit Making a withdrawal will reduce your policy’s death benefit in direct proportion to the reduction in the policy’s accumulated value.

How withdrawals affect your policy’s face amount
A withdrawal may reduce your face amount. The face amount will be reduced by the amount, if any, by which the face amount exceeds the death benefit immediately after the withdrawal.

Decreases in the face amount and death benefit will be limited so that the policy complies with the definition of life insurance in the Internal Revenue Code.

Taking out a loan

The amount in the loan account, plus any interest you owe, is referred to throughout this prospectus as your outstanding loan amount. Your policy refers to this amount as policy debt.

Taking out a loan will affect the growth of your policy’s accumulated value, and may affect the death benefit.

If you live in Connecticut, the minimum amount you can borrow is $200. If you live in Oregon, the minimum amount is $250.	You can borrow money from us any time while your policy is in force. The minimum amount you can borrow is $500, unless there are other restrictions in your state. The maximum amount available to borrow is less than 100% of your accumulated value.

You may request a loan either by sending us a request in writing, over the telephone or electronically. You’ll find more information about requesting a loan by telephone or electronically in Pacific Select Estate Maximizer basics.

When you borrow money from us, we use your policy’s accumulated value as security. You pay interest on the amount you borrow. The accumulated value set aside to secure your loan also earns interest. Here’s how it works:

• To secure the loan, we transfer an amount equal to the amount you’re borrowing from your accumulated value in the investment options to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

• Interest owing on the amount you’ve borrowed accrues daily at an annual rate of 6.0% during the first 10 policy years and 5.0% thereafter. Interest that has accrued during the policy year is due on your policy anniversary. If you do not pay the interest when it’s due, we’ll add it to the amount of your loan and begin accruing interest on it from the day it was due. We’ll also transfer an amount equal to the interest that was due, from your policy’s accumulated value to the loan account. We’ll transfer this amount from your investment options in proportion to the accumulated value you have in each option, unless you tell us otherwise.

• The amount in the loan account earns interest daily at an annual rate of at least 4.5%. On your policy anniversary, we transfer the interest that has been credited to the loan account proportionately to your investment options according to your most recent allocation instructions.

How much you can borrow
You can borrow the following amounts:

• If you take a loan in the first policy year, your loan may be up to 50% of your accumulated value, minus any outstanding loan amount less any surrender charge that would apply if you surrendered your policy on the day you took out the loan.

• After your first policy year, your loan may be up to the larger of:

• 100% of the accumulated value in the Fixed account plus 90% of the accumulated value in the variable investment options, less any surrender charges that would apply if you surrendered your policy on the day you took out the loan.

• the result of a × (b ÷ c) - d where:

a = the accumulated value of your policy less any surrender charges that would have applied if you surrendered your policy on the day you took out the loan, and less 12 times the most recent monthly charge
b = 1.045
c = 1.06 during the first 10 policy years, and 1.05 during policy years 11 and thereafter
d = any outstanding loan amount.

An example of how much you can borrow For a policy in policy year 13 with: • accumulated value of $100,000 • an outstanding loan amount of $50,000 • a most recent monthly charge of $108.33

The maximum amount you can borrow is: $48,230.04 (a × (b ÷ c)) - d, where:

a = $98,700.04 ($100,000 - (12 × $108.33)) b = 1.045 c = 1.05 d = $50,000

A portion of your policy debt may qualify as a preferred loan. Subject to the other loan limitations listed, the maximum amount available as a preferred loan is the excess of the accumulated value over the premiums paid.	Preferred loan
Interest owing on the amount you’ve borrowed as a preferred loan accrues daily interest at an annual rate of 5.25% during the first 10 years of the policy. Starting on the 11th year of the policy, interest accrues at an annual rate of 4.75%. We will determine the amount of a loan that is a preferred loan on the date of the loan, and we will redetermine the total amount of preferred loans on each policy anniversary. Loan repayments will be considered repayment of preferred loans last.

Paying off your loan
You can pay off all or part of the loan any time while your policy is in force. While you have an outstanding loan, we’ll treat any money you send us as a premium payment unless you tell us in writing that it’s a loan repayment. If you have already used all of the transfers available to you in a calendar year, we will transfer the loan payment to the Money Market investment option.

WITHDRAWALS, SURRENDERS AND LOANS

What happens if you do not pay off your loan
Your outstanding loan amount could result in taxable income if you surrender your policy, if your policy lapses, or if your policy is a modified endowment contract. You should talk to your tax advisor before taking out a loan under your policy. For more information, please turn to Taking out a loan in Variable life insurance and your taxes.	If you do not pay off your loan, we’ll deduct the amount in the loan account, including any interest you owe, from one of the following:

• the death benefit proceeds before we pay them to your beneficiary

• the cash surrender value if you surrender your policy

• the amount we refund if you exercise your right to cancel.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your policy. For example, while your policy’s accumulated value is held in the loan account, it will miss out on the potential earnings available through the variable investment options. The amount of interest you earn on the loan account may be less than the amount of interest you would have earned from the Fixed account. These could lower your policy’s accumulated value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount in the loan account is not available to help pay for any policy charges. If, after deducting your outstanding loan amount, there is not enough accumulated value in your policy to cover the policy charges, your policy could lapse. You may need to make loan repayments to prevent your policy from lapsing.

Ways to use your policy’s loan and withdrawal features

If you’re interested in using your life insurance policy to supplement your retirement income, please contact us for more information.

Ask your registered representative for illustrations showing how policy charges may affect existing accumulated value and how future withdrawals and loans may affect the accumulated value and death benefit.

You can also ask for accompanying charts and graphs that compare results from various retirement strategies.	You can use your policy’s loan and withdrawal features to supplement your income, for example, during retirement. However, loans and withdrawals will usually be subject to taxation if the policy is a modified endowment contract.

Setting up an income stream may not be suitable for all policy owners.

Here are some things you should consider when setting up an income stream:

• the rate of return you expect to earn on your investment options

• how long you would like to receive regular income

• the amount of accumulated value you want to maintain in your policy.

Understanding the risks
Using your policy to supplement your income does not change your rights or our obligations under the policy. The terms for loans and withdrawals described in this prospectus remain the same. It’s important to understand the risks that are involved in using your policy’s loan and withdrawal features. Use of these features may increase the chance of your policy lapsing.

You should consult with your financial adviser and carefully consider how much you can withdraw and borrow from your policy each year to set up your income stream.

Surrendering your policy

You can choose to receive your money in a lump sum or use it to buy an income benefit. Please see the discussion about income benefits in General information about your policy.	You can surrender or cash in your policy at any time while the insured, or either insured for a last survivor policy, is still living. Your policy’s cash surrender value is its accumulated value less any surrender charge that applies. The net cash surrender value equals your policy’s cash surrender value after deducting any outstanding loan amount.

Here are some things you need to know about surrendering your policy:

• You must send us your policy and a written request.

• We’ll send you the policy’s net cash surrender value. If you surrender your policy during the first nine policy years, we’ll deduct a surrender charge. There’s no surrender charge after nine policy years.

• The surrender charge varies with the policy year according to the following schedule:

Time of withdrawal	Surrender charge

Policy year 1-2	10%
Policy year 3	9%
Policy year 4	8%
Policy year 5	7%
Policy year 6	6%
Policy year 7	5%
Policy year 8	4%
Policy year 9	3%
Policy year 10 and thereafter	0%

• Total cumulative surrender charges imposed on partial withdrawals and/or surrender of your policy will never exceed 10% of your initial premium payment or exceed the maximum prescribed by state nonforfeiture laws for life insurance. We guarantee the surrender charge rates will not increase.

GENERAL INFORMATION ABOUT YOUR POLICY

This section tells you some additional things you should know about your policy.

Income benefit	If you surrender or make a withdrawal from your policy, you can use the money to buy an income benefit that provides a monthly income. Your policy’s beneficiary can use death benefit proceeds to buy an income benefit. In addition to the income benefit described below, you can choose from other income benefits we may make available from time to time.

The following is one income benefit available under the Pacific Select Estate Maximizer policy:

• The income benefit is based on the life of the person receiving the income. If the policy owner is buying the income benefit, monthly income will be based on the owner’s life. If the policy’s beneficiary buys the income benefit, monthly income will be based on the beneficiary’s life.

• We’ll pay a monthly income for at least 10 years regardless of whether the person receiving the income is still alive.

• After 10 years, we’ll only pay the monthly income for as long as the person receiving it is still alive.

• The minimum monthly income benefit calculated must be at least $100.

• For this income benefit, the amount you receive will always be at least as much as the amount guaranteed by your policy.

Paying the death benefit in the case of suicide	If either insured, whether sane or insane, commits suicide within two years of the policy date (one year for policies issued in Colorado or North Dakota), death benefit proceeds will be the total of all premiums you’ve paid, less any outstanding loan amount, any withdrawals you’ve made, and any cash dividends we’ve paid.

If your policy is issued in Arizona on the lives of two people, if either insured commits suicide within two years of the policy date, the surviving insured has the option of requesting an individual policy with substantially the same coverage provided by the original policy.

Replacement of life insurance or annuities	The term replacement has a special meaning in the life insurance industry. Before you make a decision to buy, we want you to understand what impact a replacement may have on your existing insurance policy.

A replacement occurs when you buy a new life insurance policy or annuity contract, and a policy or contract you already own has been or will be:

• lapsed, forfeited, surrendered or partially surrendered, assigned to the replacing insurer, or otherwise terminated

• converted to reduced paid-up insurance, continued as extended term insurance, or otherwise reduced in value by the use of nonforfeiture benefits or other policy values

• amended to effect either a reduction in benefits or in the term for which coverage would otherwise remain in force or for which benefits would be paid

• reissued with any reduction in cash value, or

• pledged as collateral or subject to borrowing, whether in a single loan or under a schedule of borrowing over a period of time.

There are circumstances when replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. A replacement may affect your plan of insurance in the following ways:

• You will pay new acquisition costs;

• You may have to submit to new medical examinations;

• You may pay increased premiums because of the increased age or changed health of the insureds;

• Claims made in the early policy years may be contested;

• You may have to pay surrender charges and/or income taxes on your current policy or contract values;

• Your new policy or contract values may be subject to surrender charges; and

• If part of a financed purchase, your existing policy or contract values or death benefit may be reduced.

You should carefully compare the costs and benefits of your existing policy or contract with those of the new policy or contract to determine whether replacement is in your best interest.

Errors on your application If unisex cost of insurance rates apply to your policy, we will not adjust the face amount if we discover that gender has been stated incorrectly on your application.	If the age or gender of any insured is stated incorrectly on your application, we’ll adjust the face amount to reflect the correct age or gender. Here’s how we’ll do it:

• We’ll multiply the face amount by the guideline minimum premium at policy issue based on the incorrect age or gender. We’ll then divide the result by the guideline minimum premium at policy issue that’s based on the correct age or gender.

• We’ll calculate accumulated value using cost of insurance, rider and benefit charges based on the correct age and gender, for all policy months following the month we discover the mistake.

• We will not recalculate accumulated value for the policy months up to and including the month in which we discover the mistake.

GENERAL INFORMATION ABOUT YOUR POLICY

Contesting the validity of your policy	We have the right to contest the validity of your policy for two years from the policy date. Once your policy has been in force for two years from the policy date during the lifetime of the insureds, we generally lose the right to contest its validity.

We also have the right to contest the validity of a policy that you reinstate for two years from the day that it was reinstated. Once your reinstated policy has been in force for two years from the reinstatement date during the lifetime of the insureds, we generally lose the right to contest its validity. During this period, we may contest your policy only if there is a material misrepresentation on your application for reinstatement.

Regardless of the above, we can contest the validity of your policy for failure to pay premiums at any time. The policy will terminate upon successful contest with respect to any insured.

Assigning your policy as collateral Assigning a policy that’s a modified endowment contract may generate taxable income and a 10% penalty tax.	You can assign your policy as collateral to secure a loan, mortgage, or other kind of debt.
Here’s how it works:

• An assignment does not change the ownership of the policy.

• After the policy has been assigned, your rights and the rights of your beneficiary will be subject to the assignment. The entire policy, including any income benefit, rider, benefit and endorsement, will also be subject to the assignment.

• We’re not responsible for the validity of any assignment.

• We must receive and record a copy of the original assignment in a form that’s acceptable to us before we’ll consider it binding.

• Unless otherwise provided, the person or organization you assign your policy to may exercise the rights under the policy, except the right to change the policy owner or the beneficiary or the right to choose a monthly income benefit.

Dividends	We do not expect to pay any dividends. If we do pay dividends, we’ll pay them annually in cash.

VARIABLE LIFE INSURANCE AND YOUR TAXES

The tax consequences of owning a policy or receiving proceeds from it may vary by jurisdiction and according to the circumstances of each owner or beneficiary.

Speak to a qualified tax adviser for complete information about federal, state and local taxes that may apply to you.	This discussion about taxes is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (IRS). It’s based on the Internal Revenue Code (the tax code) and does not cover any state or local tax laws.

This is not a complete discussion of all federal income tax questions that may arise under the policy. There are special rules that we do not include here that may apply in certain situations.
We do not know whether the current treatment of life insurance policies under current federal income tax or estate or gift tax laws will continue. We also do not know whether the current interpretations of the laws by the IRS or the courts will remain the same. Future legislation may adversely change the tax treatment of life insurance policies, other tax consequences described in this discussion or tax consequences that relate directly or indirectly to life insurance policies.

If you are considering the purchase of the policy to help pay federal estate taxes at death, consult with your tax advisor.	The current federal estate tax law provides, among other things, for reductions in federal estate tax rates, increases in the exemption amount, and a “repeal” of the federal estate tax in 2010. However, the legislation provides for full reinstatement of the federal estate tax in the year 2011. In addition, there are legislative proposals that would further affect the estate tax.

We do not make any guarantees about the tax status of your policy, and you should not consider the discussion that follows to be tax advice.

Tax treatment of life insurance policies

In order to qualify as a life insurance contract for federal income tax purposes, the policy must meet the statutory definition of life insurance.

Death benefits may be excluded from income under Section 101(a) of the tax code.

As of the date of this prospectus, the IRS has not issued any official guidance on the tax treatment of life insurance policies that continue beyond age 100, or other advanced ages. You should consult your tax advisor, as there may be tax consequences.	Definition of life insurance
We believe that the policy qualifies as life insurance. That means it will receive the same tax advantages as a conventional fixed life insurance policy. The two main tax advantages are:

• In general, your policy’s beneficiary will not be subject to federal income tax when he or she receives the death benefit proceeds. This is true regardless of whether the beneficiary is an individual, corporation, or other entity.

• You’ll generally not be taxed on your policy’s accumulated value unless you receive a cash distribution by making a withdrawal, surrendering your policy, or in some instances, taking a loan from your policy.

The tax laws defining life insurance, however, do not cover all policy features. Your policy may have features that could prevent it from qualifying as life insurance. For example, the tax laws have yet to address many issues concerning the treatment of substandard risk policies, policies with term insurance on insureds or certain tax requirements relating to joint survivorship life insurance policies. We can make changes to your policy if we believe the changes are needed to ensure that your policy continues to qualify as a life insurance contract.

The tax code and tax regulations impose limitations on unreasonable mortality and expense charges for purposes of determining whether a policy qualifies as life insurance for federal tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid.

VARIABLE LIFE INSURANCE AND YOUR TAXES

We reserve the right to make changes to the policy if we deem the changes appropriate to continue to qualify your policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance. This includes excluding the death benefit from the gross income of the beneficiary.	We believe that last survivor policies meet the statutory definition of life insurance under Section 7702 of the tax code. However, the area of tax law relating to the definition of life insurance does not explicitly address all relevant issues relating to last survivor life insurance policies.

While the Treasury Department has issued proposed regulations about reasonable standards for mortality charges, the standards that apply to joint survivor life insurance policies are not entirely clear. While we believe that our mortality costs and other expenses used in calculating whether the policy qualifies as life insurance are reasonable under current laws, we cannot be sure that the IRS agrees with us. We can change our mortality charges if we believe the changes are needed to ensure that your policy qualifies as a life insurance contract.

Section 817(h) of the tax code describes the diversification rules. For more information about diversification rules, please see Other fund information in the attached Pacific Select Fund prospectus.	Diversification rules and ownership of the separate account
Your policy will not qualify for the tax benefit of a life insurance contract unless, among other requirements, the separate account follows certain rules requiring diversification of investments underlying the policy. In addition, the IRS requires that the policyholder not have control over the underlying assets.

For a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the contract owner. Under current U.S. tax law, if a contract owner has excessive control over the investments made by a separate account, or the underlying fund, the contract owner will be taxed currently on income and gains from the account or fund. In other words, in such a case of “investor control” the contract owner would not derive the tax benefits normally associated with variable life insurance.

Generally, according to the IRS, there are two ways that impermissible investor control may exist. The first relates to the design of the contract or the relationship between the contract and a separate account or underlying fund. For example, at various times, the IRS has focused on, among other factors, the number and type of investment choices available pursuant to a given variable contract, whether the contract offers access to funds that are available to the general public, the number of transfers that a contract owner may make from one investment option to another, and the degree to which a contract owner may select or control particular investments.

The application of the investor control doctrine is subject to some uncertainty.	With respect to this first aspect of investor control, we believe that the design of our contracts and the relationship between our contracts and the portfolios satisfy the current view of the IRS on this subject, such that the investor control doctrine should not apply. However, because of some uncertainty with respect to this subject and because the IRS may issue further guidance on this subject, we reserve the right to make such changes as we deem necessary or appropriate to reduce the risk that your contract might not qualify as a life insurance contract for tax purposes.

The second way that impermissible investor control might exist concerns your actions. Under the IRS pronouncements, you may not select or control particular investments, other than choosing among broad investment choices such as selecting a particular portfolio. You may not select or direct the purchase or sale of a particular investment of a portfolio. All investment decisions concerning the Portfolios must be made by the portfolio manager for such portfolio in his or her sole and absolute discretion, and not by the contract owner. Furthermore, under the IRS pronouncements, you may not communicate directly or indirectly with such a portfolio manager or any related investment officers concerning the selection, quality, or rate of return of any specific investment or group of investments held by a portfolio.

Finally, the IRS may issue additional guidance on the investor control doctrine, which might further restrict your actions or features of the variable contract. Such guidance could be applied retroactively. If any of the rules outlined above are not complied with, the IRS may seek to tax you currently on income and gains from a portfolio such that you would not derive the tax benefits normally associated with variable life insurance or variable annuities. Although highly unlikely, such an event may have an adverse impact on the fund and other variable contracts. We urge you to consult your own tax adviser with respect to the application of the investor control doctrine.

Policy exchanges fall under Section 1035(a) of the tax code.	Policy exchanges
If you exchange your policy for another one that insures the same people, it generally will be treated as a tax-free exchange and, if so, will not result in the recognition of gain or loss. If any of the people insured by the policy are changed, the exchange will be treated as a taxable exchange.

Change of ownership
You may have taxable income if you transfer ownership of your policy, sell your policy, or change the ownership of it in any way.

There are special rules for corporate-owned policies. You should consult your tax adviser. Section 59A of the tax code deals with the environmental tax.	Corporate owners
There are special tax issues for corporate owners:

• using your policy to fund deferred compensation arrangements for employees has special tax consequences

• corporate ownership of a policy may affect your liability under the alternative minimum tax and the environmental tax.

Modified endowment contracts

Section 7702A of the tax code defines a class of life insurance policies known as modified endowment contracts. Like other life insurance policies, the death benefit proceeds paid to your beneficiary generally are not subject to federal income tax and your policy’s accumulated value grows on a tax-deferred basis until you receive a cash distribution.

It is expected that most Pacific Select Estate Maximizer policies will be modified endowment contracts.

If there is a material change to your policy, like a change in the death benefit, we may have to retest your policy and restart the seven-pay premium period to determine whether the change has caused the policy to become a modified endowment contract.	A modified endowment contract is a special type of life insurance policy. Assuming your policy is a modified endowment contract, it will have the tax treatment described below. Any distributions you receive during the life of the policy are treated differently than under conventional life insurance policies. Withdrawals, loans, pledges, assignments and surrendering your policy are all considered distributions and may be subject to tax on an income-first basis and a 10% penalty.

When a policy becomes a modified endowment contract
A life insurance policy becomes a modified endowment contract if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the seven-pay limit. The seven-pay limit is the cumulative total of the level annual premiums (or seven-pay premiums) required to pay for the policy’s future death and endowment benefits.

The initial premium for a Pacific Select Estate Maximizer policy will exceed the seven-pay limit, making the policy a modified endowment contract at issue. The only exception to this rule is a Pacific Select Estate Maximizer issued in exchange for another life insurance policy that is not a modified endowment contract. In this case, the Pacific Select Estate Maximizer policy is not a modified endowment contract at issue.

Surrendering your policy
If you surrender your policy, you’re taxed on the amount by which the cash surrender value exceeds the cost basis in the policy.

VARIABLE LIFE INSURANCE AND YOUR TAXES

Making a withdrawal or taking out a loan
If you make a withdrawal or take out a loan from a modified endowment contract, you’re taxed on the amount of the withdrawal or loan that’s considered income, including all previously non-taxed gains. Income is the difference between the cash surrender value and the cost basis in your policy. It’s unclear whether interest paid, or accrued, on a loan is considered interest for federal income tax purposes. If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. Interest paid or accrued to buy or to carry most Pacific Select Estate Maximizer policies will be subject to this limitation. You should consult your tax adviser.

All modified endowment contracts we or our affiliates issue to you in a calendar year are treated as a single contract when we calculate whether a distribution amount is subject to tax.

10% penalty tax
If any amount you receive from a modified endowment contract is taxable, you may also have to pay a penalty tax equal to 10% of the taxable amount.

A taxpayer will not have to pay the penalty tax if any of the following exceptions apply:

• you’re at least 59 1/2 years old

• you’re receiving an amount because you’ve become disabled

• you’re receiving an amount that’s part of a series of substantially equal periodic payments, paid out at least annually. These payments may be made for your life or life expectancy or for the joint lives or joint life expectancies of you and your beneficiaries.

Distributions before a policy becomes a modified endowment contract
If your policy fails the seven-pay test and becomes a modified endowment contract, any amount you receive or are deemed to have received during the two years before it became a modified endowment contract may be taxable. The distribution would be treated as having been made in anticipation of the policy’s failing to meet the seven-pay test under Treasury Department regulations which are yet to be prescribed.

Conventional life insurance policies

Under Section 7702A of the tax code, policies that are not classified as modified endowment contracts are taxed as conventional life insurance policies.

The cost basis in your policy is generally the premiums you’ve paid plus any taxable distributions less any withdrawals or premiums previously recovered that were not taxable.	The tax treatment of your policy will depend upon whether it is a type of contract known as a modified endowment contract. As noted above, it is expected that most Pacific Select Estate Maximizer policies will be modified endowment contracts. We described modified endowment contracts earlier in this section. If your policy is not a modified endowment contract, it will be treated as a conventional life insurance policy and will have the following tax treatment:

Surrendering your policy
When you surrender, or cash in, your policy, you’ll generally be taxed on the difference, if any, between the cash surrender value and the cost basis in your policy.

Making a withdrawal
If you make a withdrawal after your policy has been in force for 15 years, you’ll only be taxed on the amount you withdraw that exceeds the cost basis in the policy.

Special rules apply if you make a withdrawal within the first 15 policy years and it’s accompanied by a reduction in benefits. In this case, there is a special formula under which you may be taxed on all or a portion of the withdrawal amount.

Taking out a loan
If you take out a loan, you will not pay tax on the loan amount unless your policy is surrendered or lapses and you have not repaid your outstanding loan amount. The interest you pay, or that’s accrued, on a loan is generally nondeductible. Ask your tax adviser for more information.

Loans and corporate-owned policies
If you borrow money to buy or carry certain life insurance policies, tax law provisions may limit the deduction of interest. If the taxpayer is an entity that’s a direct or indirect beneficiary of certain life insurance, endowment or annuity contracts, a portion of the entity’s deductions for loan interest may be disallowed, even though this interest may relate to debt that’s completely unrelated to the contract. There may be a limited exception that applies to contracts issued on 20% owners, officers, directors or employees of the entity. For more information about this exception, you should consult your tax adviser.

Policy riders Please see the discussion of optional riders in The death benefit. Please consult with your tax adviser if you want to exercise your rights under either of these riders.	Accelerated living benefits rider
Amounts received under this rider should be generally excluded from taxable income under Section 101(g) of the tax code.

Benefits under the rider will be taxed, however, if they are paid to someone other than a person insured by the policy, and either person insured by the policy:

• is a director, officer or employee of the person receiving the benefit, or

• has a financial interest in a business of the person receiving the benefit.

In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet technical aspects of the definition of “life insurance contract” under the tax code. We may reserve the right (but are not obligated) to modify the rider to conform under tax code requirements.

Comparison to taxable investments	With respect to taxable investments, current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and on certain “qualifying dividends” on corporate stock. These rate reductions do not apply to corporate taxpayers. A taxpayer will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate. Earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

These rules mean that for policyholders who are individuals the tax-related advantage of life insurance compared to certain taxable investments is reduced because the tax burden applicable to long-term capital gains and from certain “qualifying dividends” on corporate stock has been reduced.

ABOUT PACIFIC LIFE

Pacific Life Insurance Company is a life insurance company based in California. Along with our subsidiaries and affiliates, our operations include life insurance, annuity, pension and institutional products, broker-dealer operations, and investment and advisory services. At the end of 2004, we had $174.1 billion of individual life insurance in force and total admitted assets of approximately $68.5 billion.

We are authorized to conduct our life and annuity business in the District of Columbia and in all states except New York. Our principal office is at 700 Newport Center Drive, Newport Beach, California 92660.

How our accounts work	We own the assets in our general account and our separate account. We allocate your net premiums to these accounts according to the investment options you’ve chosen.

General account
We can provide you with reports of our ratings as an insurance company and our ability to pay claims with respect to our general account assets.	Our general account includes all of our assets, except for those held in our separate accounts. We guarantee you an interest rate for up to one year on any amount allocated to the Fixed account. The rate is reset annually. The Fixed account is part of our general account, which we may invest as we wish, according to any laws that apply. We’ll credit the guaranteed rate even if the investments we make earn less. Our ability to pay these guarantees is backed by our strength as a company.

The Fixed account is not a security, so it does not fall under any securities act. For this reason, the SEC has not reviewed the disclosure in this prospectus about the Fixed account. However, other federal securities laws may apply to the accuracy and completeness of the disclosure about the Fixed account.

Separate account
Amounts allocated to the variable investment options are held in our separate account. The assets in this account are kept separate from the assets in our general account and our other separate accounts, and are protected from our general creditors.

The separate account is divided into variable accounts. Each variable account invests in shares of a designated portfolio of the Pacific Select Fund, the Fidelity VIP Funds, the FAM Variable Series Funds, Inc., the T. Rowe Price Equity Series, Inc. or the Van Eck Worldwide Insurance Trust. We may add variable accounts that invest in other portfolios of the fund or in other securities.

We’re the legal owner of the assets in the separate account, and pay its operating expenses. We do not hold ourselves out to be trustees of the separate account assets. The separate account is operated only for our variable life insurance policies. Pacific Life is obligated to pay all amounts promised to policy owners under the terms of the policy. We must keep enough money in the account to pay anticipated obligations under the insurance policies funded by the account, but we can transfer any amount that’s more than these anticipated obligations to our general account. Some of the money in the separate account may include charges we collect from the account and any investment results on those charges.

We cannot charge the assets in the separate account attributable to our reserves and other liabilities under the policies funded by the account with any liabilities from our other business.

Similarly, the income, gains or losses, realized or unrealized, of the assets of any variable account belong to that variable account and are credited to or charged against the assets held in that variable account without regard to our other income, gains or losses.

Making changes to the separate account We can add, change or remove any securities that the separate account or any variable account holds or buys, as long as we comply with the laws that apply.

We can substitute shares of one portfolio with shares of another portfolio or fund if:

• any portfolio is no longer available for investment

• our management believes that a portfolio is no longer appropriate in view of the purposes of the policy.

We’ll give you any required notice or receive any required approval from policy owners or the SEC before we substitute any shares. We’ll comply with the filing or other procedures established by insurance regulators as required by law.

We can add new variable accounts, which may include additional subaccounts of the separate account, to serve as investment options under the policies. These may be managed separate accounts or they may invest in a new portfolio of the fund, or in shares of another investment company or one of its portfolios, or in a suitable investment vehicle with a specified investment objective.

We can add new variable accounts when we believe that it’s warranted by marketing needs or investment conditions. We’ll decide on what basis we’ll make new accounts available to existing policy owners.

We can also eliminate any of our variable accounts if we believe marketing, tax or investment conditions warrant it. We can terminate and liquidate any variable account.

If we make any changes to variable accounts or substitution of securities, we can make appropriate changes to this policy or any of our other policies, by appropriate endorsement, to reflect the change or substitution.

If we believe it’s in the best interests of people holding voting rights under the policies and we meet any required regulatory approvals we can do the following:

• operate the separate account as a management investment company, unit investment trust, or any other form permitted under securities or other laws

• register or deregister the separate account under securities law

• combine the separate account with one of our other separate accounts or our affiliates’ separate accounts

• combine one or more variable accounts

• create a committee, board or other group to manage the separate account

• change the classification of any variable account.

ABOUT PACIFIC LIFE

Taxes we pay
We may be charged for state and local taxes. Currently, we pay these taxes because they are small amounts with respect to the policy. If these taxes increase significantly, we may deduct them from the separate account.

We may charge the separate account for any federal, state and local taxes that apply to the separate account or to our operations. This could happen if our tax status or the tax treatment of variable life insurance changes.

Voting rights	We’re the legal owner of the shares of the funds that are held by the variable accounts. We may vote on any matter at shareholder meetings of the funds. However, we are required by law to vote as you instruct on the shares relating to your allocation in a variable investment option. This is called your voting interest.

Your voting interest is calculated as of a day set by the Board of Trustees or Board of Directors of a fund, called the record date. Your voting interest equals the accumulated value in a variable investment option divided by the net asset value of a share of the corresponding portfolio. Fractional shares are included. If allowed by law, we may change how we calculate your voting interest.

We’ll send you documents from the fund called proxy materials. They include information about the items you’ll be voting on and forms for you to give us your instructions. We’ll vote shares held in the separate account for which we do not receive voting instructions in the same proportion as all other shares in the portfolio held by that separate account for which we’ve received timely instructions. If we do not receive any voting instructions for the shares in a separate account, we will vote the shares in the same proportion as the total votes for all of our separate accounts for which we’ve received timely instructions.

We’ll vote shares of any portfolio we hold in our general account in the same proportion as the total votes for all of our separate accounts, including this separate account. We’ll vote shares of any portfolio held by our non-insurance affiliates in the same proportion as the total votes for all of our separate accounts and those of our insurance affiliates.

If the law changes to allow it, we can vote as we wish on shares of the portfolios held in the separate account.

When required by state insurance regulatory authorities, we may disregard voting instructions that:

• would change a portfolio’s investment objective or subclassification

• would approve or disapprove an investment advisory contract.

We may disregard voting instructions on a change initiated by policy owners that would change a portfolio’s investment policy, investment adviser or portfolio manager if:

• our disapproval is reasonable

• we determine in good faith that the change would be against state law or otherwise be inappropriate, considering the portfolio’s objectives and purpose, and considering what effect the change would have on us.

If we disregard any voting instructions, we’ll include a summary of the action we took and our reasons for it in the next report to policy owners.

Distribution arrangements	Pacific Select Distributors, Inc. (“PSD”), a broker-dealer and our subsidiary, pays various forms of sales compensation to broker-dealers (including other Pacific Life affiliates) that solicit applications for the policies. PSD also may reimburse other expenses associated with the promotion and solicitation of applications for the policies.

In addition, PSD or an affiliate may pay from their own resources additional significant cash compensation, sometimes called “revenue sharing”, and provide other incentives in connection with the promotion and solicitation of applications for the policies by some, but not all, broker-dealers. Such additional compensation may give us greater access to registered representatives of the broker-dealers that receive such compensation or may otherwise influence the way that a broker-dealer and registered representative market the policies.

The compensation and other benefits provided by PSD or its affiliates, may be more or less than the overall compensation on similar or other products. This may influence your registered representative or broker-dealer to present this policy over other investment options available in the market place. You may ask your registered representative about these differing and divergent interests, how he/she is personally compensated and how his/her broker-dealer is compensated for soliciting applications for the policy.

Portfolio managers of the underlying portfolios available under this policy may help pay for conferences or meetings sponsored by us or PSD relating to management of the portfolios and our variable life insurance products.

Please refer to the SAI for additional information on distribution arrangements and the conflicts of interest that they may represent.

Service arrangements	We or our affiliates have entered into services agreements in connection with some of the funds and their investment advisers, subadvisers, distributors and/or their affiliates, and may receive compensation for providing certain services including, but not limited to, customer and support services. Unless otherwise noted, fees for these services are paid monthly and are based on the average daily net assets of shares of each fund held by the separate accounts and purchased by us at the policy owner’s instructions. Because Pacific Life or its affiliates receive the fees described below, Pacific Life or its affiliates may be subject to competing interests in making these funds available as investment options under the contracts.

Fidelity Distributors Corporation (FDC), principal underwriter of shares of Fidelity VIP Funds, pays us at the annual rate of 0.25% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. In addition, FDC pays us, on a quarterly basis, at the annual rate of 0.10% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts where the aggregate dollar value of the shares is equal to or less than $350,000,000 during the quarter, plus the annual rate of 0.15% of the average aggregate net assets in excess of $350,000,000 during the quarter. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), transfer agent for Fidelity VIP Funds, pays us, on a quarterly basis, at the annual rate of 0.05% of the average aggregate net assets of Service Class 2 shares of Fidelity VIP Funds held by our separate accounts. Fees paid to us by FIIOC will not exceed $1,000,000 for any calendar quarter. FAM Distributors, Inc., principal underwriter of shares of FAM Variable Series Funds, pays us, on a quarterly basis, at the annual rate of 0.25% of the average daily net assets of Class III shares of FAM Variable Series Funds held by our separate accounts.

ABOUT PACIFIC LIFE

Van Eck Securities Corporation, distributor for Van Eck WorldwideInsurance Trust pays us an annual rate of 0.35% of the average daily net assets of Van Eck Worldwide Insurance Trust held by our separate accounts. T. Rowe Price Associates, Inc., the investment adviser for T. Rowe Price Equity Series Inc., pays us each month at the annual rate 0.15% of the average aggregate net assets of Class II shares of T. Rowe Price Equity Series, Inc. held by our separate accounts where the aggregate dollar value of the shares exceeds $25,000,000 at all times during that month, and increases to 0.25% of the average aggregate net assets where the aggregate dollar value of the shares exceeds $250,000,000 at all times during that month. In addition, we have entered into a distribution agreement with T. Rowe Price Investment Services, Inc., distributor for T. Rowe Price Equity Series Inc. Under this distribution agreement, T. Rowe Price Investment Services, Inc. pays us on a monthly basis for certain distribution services of T. Rowe Price Equity Series, Inc. Class II shares offered to our policy owners, including, but not limited to, (i) distribution of reports, prospectuses and SAIs to clients other than existing policy owners, (ii) preparation and distribution of sales literature and advertising materials, (iii) continuing education and training of registered representatives, (iv) distribution support services, and (v) other distribution services as mutually agreed upon from time to time. The fee is an annual rate of 0.25% of the average aggregate net asset value of the T. Rowe Price Equity Series, Inc. Class II shares held by our separate accounts.

American Funds Insurance Series® pays Pacific Select Distributors, Inc. (“PSD”) at an annual rate of 0.25% of the average daily net assets of Class 2 shares of the Growth-Income and Growth Master Funds (“Master Funds”) attributable to variable life insurance and variable annuity contracts issued by us and our affiliate for certain distribution-related services to the Funds. PSD shall pay American Funds Distributors, Inc. at a rate of 0.16% of premiums attributable to the Master Funds for certain marketing assistance.

Illustrations

If you ask us, we’ll provide you with different kinds of illustrations.

• Illustrations based on information you give us about the age of the person or persons to be insured by the policy, their risk class, the face amount, the death benefit and premium payments.

• Illustrations that show the allocation of premium payments to specified variable accounts. These will reflect the expenses of the portfolio of the Fund in which the variable account invests.

• Illustrations that use a hypothetical gross rate of return that’s greater than 12%. These are available only to certain large institutional investors.	We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your policy values would vary over time based on different assumptions.

Lost policy	If you lose your policy, you may request a Certificate of Coverage free of charge. If you require a duplicate policy, we may charge a fee of $50 per duplicate. To request a Certificate of Coverage or a duplicate policy, please contact us for a Certificate of insurance/duplicate policy request form.

Audits of premiums/loans	You may request us to run a report of premium payments you’ve made or loan transactions under your policy. If you request us to provide information for a period of more than 2 years from date of request, we may charge you an administrative fee of $25 for this service.

Risk classification change	If you have a change in risk classification, such as a change in smoking status or health, you can request us to review your risk classification. Changing your risk classification may change the rates used for cost of insurance, mortality and expense risk face amount and surrender charge charges, and may also change the rates on any riders on your policy which base charges on risk classification. We will charge you a fee of $100 per insured at the time you request us to change your risk classification. If your policy was issued on or before April 30, 2004, we will charge you a fee of $50 per insured at the time you request us to change your risk classification.

State regulation	We’re subject to the laws of the state of California governing insurance companies and to regulations issued by the Commissioner of Insurance of California. In addition, we’re subject to the insurance laws and regulations of the other states and jurisdictions in which we’re licensed or may become licensed to operate.

An annual statement in a prescribed form must be filed with the Commissioner of Insurance of California and with regulatory authorities of other states on or before March 1st in each year. This statement covers our operations for the preceding year and our financial condition as of December 31st of that year. Our affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of our operations at periodic intervals.

Legal proceedings and legal matters	The separate account is not involved in any legal proceedings that would have a material effect on policy owners.

Legal matters concerning the issue and sale of the life insurance policies described in this prospectus, our organization and authority to issue the policies under California law, and the validity of the forms of the policies under California law, have been passed upon by our general counsel. Legal matters relating to federal securities laws and federal income tax laws have been passed upon by Dechert LLP.

Registration statement	We’ve filed a registration statement with the SEC for Pacific Select Estate Maximizer, under the Securities Act of 1933. The SEC’s rules allow us to omit some of the information required by the registration statement from this prospectus. You can ask for it from the SEC’s office in Washington, D.C. They may charge you a fee.

ABOUT PACIFIC LIFE

Financial statements	The statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended are contained in the SAI.

The consolidated statements of financial condition of Pacific Life Insurance Company and subsidiaries as of December 31, 2004 and 2003 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004 are contained in the SAI.

TERMS USED IN THIS PROSPECTUS

We’ve tried to make this prospectus easy to read and understand, but you may find some words and terms that are new to you. We’ve identified some of these below and the pages where you’ll find an explanation of what they mean.

If you have any questions, please ask your registered representative or call us at 1-800-800-7681.

In this prospectus, you and your mean the policyholder or owner. Pacific Life, we, us and our refer to Pacific Life Insurance Company. Fund, or, collectively, the funds, refer to one of the funds providing underlying portfolios for the variable investment options offered under the policy. Policy means a Pacific Select Estate Maximizer variable life insurance policy, unless we state otherwise.	Accumulated value
Accumulation units
Age
Allocation
Assignment
Beneficiary
Business day
Cash surrender value
Contingent beneficiary
Cost of insurance rate
Death benefit
Death benefit percentage
Face amount
Fixed account
Free withdrawal amount
General account
Guideline minimum death benefit
Guideline single premium
Illustration
In force
Income benefit
Insured	26 33 10 22 46 10 16 43 10 26 18 18 18 35 39 52 18 21 56 9 44 10	Joint owners
Lapse
Loan account
Modified endowment contract
Monthly payment date
Net amount at risk
Net cash surrender value
Outstanding loan amount
Policy anniversary
Policy date
Policy year
Portfolio
Preferred withdrawal
Proper form
Reinstatement
Rider
Separate account
Seven-pay limit
Tax code
Unit value
Variable account
Variable investment option	9 28 40 49 11 19 43 40 11 11 11 30 39 16 29 20 52 49 47 33 30 30

APPENDIX – DEATH BENEFIT PERCENTAGES

Age	Percentage	Age	Percentage	Age	Percentage	Age	Percentage

0-40	250	50	185	60	130	70	115
41	243	51	178	61	128	71	113
42	236	52	171	62	126	72	111
43	229	53	164	63	124	73	109
44	222	54	157	64	122	74	107
45	215	55	150	65	120	75-90	105
46	209	56	146	66	119	91	104
47	203	57	142	67	118	92	103
48	197	58	138	68	117	93	102
49	191	59	134	69	116	>93	101

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PACIFIC SELECT

ESTATE MAXIMIZER	WHERE TO GO FOR MORE INFORMATION

The Pacific Select Estate Maximizer variable life insurance policy is underwritten by Pacific Life Insurance Company.	You’ll find more information about the policy and Pacific Select Exec Separate Account in the SAI dated May 1, 2005. The SAI has been filed with the SEC and is considered to be part of this prospectus because it’s incorporated by reference.

You can get a copy of the SAI without charge by calling or writing to us, or you can view it online at our website. You can also contact the SEC to get the SAI, material incorporated into this prospectus by reference, and other information about registrants that file electronically with the SEC. The SEC may charge you a fee for this information.

If you ask us, we’ll provide you with illustrations of policy benefits based on different sets of assumptions. Illustrations may help you understand how your policy’s death benefit, cash surrender value and accumulated value would vary over time based on different assumptions. You can get one policy illustration free of charge per policy year by calling or writing to us. We reserve the right to charge $25 for additional illustrations.

How to contact us	Call or write to us at:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

1-800-800-7681
7 a.m. through 5 p.m. Pacific time

Send premiums (other than initial premium), other payments and change of premium allocation instructions to:
Pacific Life Insurance Company
P.O. Box 100957
Pasadena, California 91189-0957

If you receive premium notice via listbill, send premiums, other payments and all correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

Send applications, initial premium and other correspondence to:
Pacific Life Insurance Company
700 Newport Center Drive
P.O. Box 7500
Newport Beach, California 92658-7500

How to contact the SEC	You can also find reports and other information about the policy and separate account from the SEC. The SEC may charge you a fee for this information.

Public Reference Section of the SEC
Washington, D.C. 20549-6009
1-800-SEC-0330
Internet: www.sec.gov

NASD Public Disclosure program	The NASD provides investor protection education through its website and printed materials. The NASD regulation website address is www.nasdr.com. An investor brochure that includes information describing the Public Disclosure program may be obtained from the NASD. The NASD Public Disclosure hotline number is (800) 289-9999. The NASD does not charge a fee for the Public Disclosure program services.

SEC file number 811-05563

                        333-14005

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2005

PACIFIC SELECT ESTATE MAXIMIZER

PACIFIC SELECT EXEC SEPARATE ACCOUNT

Pacific Select Estate Maximizer is a variable life insurance policy offered by Pacific Life Insurance Company.

This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the policy’s prospectus, dated May 1, 2005, which is available without charge upon written or telephone request to Pacific Life. Terms used in this SAI have the same meanings as in the prospectus, and some additional terms are defined particularly for this SAI. This SAI is incorporated by reference into the policy’s prospectus.

Pacific Life Insurance Company

P.O. Box 7500
Newport Beach, CA 92658-7500

1-800-800-7681

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PREMIUM LIMITATIONS

Federal tax law puts limits on the amount of premium payments you can make in relation to your policy’s death benefit. These limits apply in the following situations.

Guideline premium limit

The total amount you can pay in premiums and still have your policy qualify as life insurance is your policy’s guideline premium limit. The sum of the premiums paid, less any withdrawals, at any time cannot exceed the guideline premium limit, which is the greater of:

•	the guideline single premium or
•	the sum of the guideline level annual premiums.

We may refuse to accept all or part of a premium payment if, by accepting it, you will exceed your policy’s guideline premium limit. If we find that you’ve exceeded your guideline premium limit, we may remove all or part of a premium you’ve paid from your policy as of the day we applied it, and return it to you. We’ll adjust the death benefit retroactively to that date to reflect the reduction in premium payments.

Your policy’s guideline single premium and guideline level annual premiums appear on your policy’s specification pages. Before you buy a policy, you can ask us or your registered representative for a personalized illustration that will show you the guideline single premium and guideline level annual premiums.

Policy exchange

If your policy was issued in exchange for a policy that was not a modified endowment contract, applying additional premium may mean your policy will become a modified endowment contract.

A life insurance policy will become a modified endowment contract if the sum of premium payments made during the first seven contract years, less a portion of withdrawals, exceeds the seven-pay limit defined in section 7702A of the Internal Revenue Code. You’ll find a detailed discussion of modified endowment contracts in Variable life insurance and your taxes in the prospectus.

Unless you’ve told us in writing that you want your policy to become a modified endowment contract, we’ll remove all or part of the premium payment from your policy as of the day we applied it and return it to you. We’ll also adjust the death benefit retroactively to that date to reflect the reduction in premium payments. If we receive such a premium within 20 days before your policy anniversary, we’ll hold it and apply it to your policy on the anniversary date.

In both of these situations, if we remove an excess premium from your policy, we’ll return the premium amount to you no later than 60 days after the end of the policy year. We may adjust the amount for interest or for changes in accumulated value that relate to the amount of the excess premium we’re returning to you.

If we do not return the premium amount to you within that time, we’ll increase your policy’s death benefit retroactively, to the day we applied the premium, and prospectively so that it’s always the amount necessary to ensure your policy qualifies as life insurance, or to prevent it from becoming a modified endowment contract. If we increase your death benefit, we’ll adjust cost of insurance or rider charges retroactively and prospectively to reflect the increase.

Increasing the net amount at risk

An increase in the net amount at risk occurs if the policy’s death benefit is equal to the guideline minimum death benefit, or would be equal to it once we apply your premium payment. We may choose to accept your premium payment in this situation, but before we do so, we may require satisfactory evidence of the insurability of each insured.

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TRANSFER SERVICES

Dollar cost averaging

Our dollar cost averaging service allows you to make scheduled transfers of $50 or more between variable investment options without paying a transfer fee. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.
•	You need to complete a request form to enroll in the service. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	You must have at least $5,000 in a variable investment option to start the service.
•	We’ll automatically transfer accumulated value from one variable investment option to one or more of the other variable investment options you’ve selected.
•	We’ll process transfers as of the end of the business day on your policy’s monthly, quarterly, semi-annual or annual anniversary, depending on the interval you’ve chosen. We will not make the first transfer until after the free look transfer date in states that require us to return your premiums if you exercise your right to cancel your policy.
•	We will not charge you for the dollar cost averaging service or for transfers made under this service, even if we decide to charge you in the future for transfers outside of the service, except if we have to by law.
•	We have the right to discontinue, modify or suspend the service at any time.
•	We’ll keep making transfers at the intervals you’ve chosen until one of the following happens:

•	the total amount you’ve asked us to transfer has been transferred
•	there is no more accumulated value in the investment option you’re transferring from
•	your policy enters the grace period and is in danger of lapsing
•	you tell us in writing to cancel the service
•	we discontinue the service.

Portfolio rebalancing

The portfolio rebalancing service automatically transfers your policy’s accumulated value among the variable investment options according to your original percentage allocations. Here’s how the service works:

•	You can set up this service at any time while your policy is in force.
•	You enroll in the service by sending us a written signed request or a completed automatic rebalancing form. You may enroll by telephone or electronically if we have your completed telephone and electronic authorization on file.
•	Your first rebalancing will take place on the monthly payment date you choose. You choose whether we should make transfers quarterly, semi-annually or annually, based on your policy date.
•	If you cancel this service, you must wait 30 days to begin it again.
•	You cannot use this service if you’re already using the dollar cost averaging service.
•	We do not currently charge for the portfolio rebalancing service or for transfers made under this service.
•	We can discontinue, suspend or change the service at any time.

MORE ON POLICY CHARGES

How we calculate the surrender charge

For purposes of calculating the surrender charge only, any surrender or withdrawal in a policy year:

•	First, will be considered a distribution of earnings from the available free withdrawal amount, if any,
•	Next, any excess will be considered a return of any remaining initial premium not previously considered withdrawn,

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•	Next, any excess will be considered a return of any remaining additional premiums not previously considered withdrawn,
•	Last, any excess will be considered a distribution of remaining earnings not previously considered withdrawn.

The surrender charge varies with the policy year according to the following schedule:

Time of withdrawal	Surrender charge

Policy year 1 – 2	10%
Policy year 3	9%
Policy year 4	8%
Policy year 5	7%
Policy year 6	6%
Policy year 7	5%
Policy year 8	4%
Policy year 9	3%
Policy year 10 and thereafter	0%

Total cumulative surrender charges imposed will never exceed 10% of your initial premium payment or exceed the maximum prescribed by state nonforfeiture laws for life insurance.

The surrender charge is not assessed against premiums other than the initial premium. There is no surrender charge applied to preferred withdrawals.

For a policy with:

•	a remaining initial premium of $50,000
•	accumulated value of $54,000 at the time of withdrawal
•	net withdrawal amount of $6,000 in policy year 2
•	no prior withdrawals in that policy year

The free withdrawal amount is $4,000, which is the lesser of:

•	$4,000 earnings ($54,000 - $50,000)
•	$5,000 ($50,000 × 10%)

The surrender charge is $222.22 (($6,000 - $4,000) ÷ (100% - 10%)) -($6,000 - $4,000) = ($2,000 ÷ 90%) - $2,000 = $222.22

If the same policy is surrendered in policy year 5 instead, the surrender charge is $150.54 (($6,000 - $4,000) ÷ (100% - 7%)) - ($6,000 - $4,000) = ($2,000 ÷ 93%) - $2,000 = $150.54

Underwriting methods

We use a simplified issue underwriting method to assign underwriting or insurance risk classes, however we may require additional information before a policy can be issued. For policies issued under the simplified issue underwriting method, the current cost of insurance rates are generally higher than if the medical or paramedical underwriting method were available. The current cost of insurance rates are generally lower for policies issued from the simplified issue application than for policies where we require additional information. Guaranteed cost of insurance rates are not affected.

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MORE ON PACIFIC LIFE AND THE POLICIES

How we’re organized

Pacific Life was established on January 2, 1868 under the name, Pacific Mutual Life Insurance Company of California. It was reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which in turn is a subsidiary of Pacific Mutual Holding Company, a mutual holding company.

Under their charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp. Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life’s annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company. They have the right to vote on the election of the Board of Directors of the mutual holding company and on other matters. They also have certain rights if the mutual holding company is liquidated or dissolved.

Distribution arrangements

Pacific Select Distributors, Inc. (PSD), our subsidiary, acts as the distributor of the policies and offers the policies on a continuous basis. PSD is located at 700 Newport Center Drive, Newport Beach, California 92660. PSD is registered as a broker-dealer with the SEC and is a member of NASD. We pay PSD for acting as distributor under a distribution agreement. We and PSD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the policies. The aggregate amount of underwriting commissions paid to PSD with regard to this policy in 2004, 2003 and 2002 was $10,783.40, $22,013.95 and $30,740.13 respectively, of which $0 was retained.

PSD or an affiliate pays various sales compensation to broker-dealers that solicit applications for the policies. PSD or an affiliate also may provide reimbursement for other expenses associated with the promotion and solicitation of applications for the policies. Commissions are based on premiums. The commissions we pay vary with the agreement, but the most common schedule of commissions we pay is 6.75% of the initial premium.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Pacific Life is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your registered representative how he/she will personally be compensated for the transaction.

PSD or an affiliate may pay broker-dealers an annual renewal commission of up to 0.25% of a policy’s accumulated value less any outstanding loan amount. We calculate the renewal amount monthly and it becomes payable on each policy anniversary.

In addition to the commissions described above, we and/or an affiliate may pay additional cash compensation from their own resources in connection with the promotion and solicitation of application for the policies by some, but not all, broker-dealers. The range of additional cash compensation based on premium payments generally does not exceed 0.5%. Such additional compensation may give Pacific Life greater access to registered representatives of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your registered representative may serve you better, this additional compensation also may afford Pacific Life a “preferred” status at the recipient broker-dealer and provide some other marketing benefit such as website placement, access to registered representative lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the registered representative market the policies.

We or our affiliates may also pay other override payments, expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset the broker-dealer’s

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expenses in connection with activities that it is required to perform, such as educating personnel and maintaining records. Registered representatives may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

All of the compensation described in this section, and other compensation or benefits provided by us or our affiliates, may be more or less than the overall compensation on similar or other products and may influence your registered representative or broker-dealer to present this policy over other investment options. You may ask your registered representative about these differing and divergent interests and how he/she and his/her broker-dealer are compensated for selling the policy.

We directly or indirectly own interests in a number of broker-dealers that offer this policy among others. Such affiliated broker dealers, other than PSD, include Associated Securities Corp., Mutual Service Corporation, United Planners’ Financial Services of America, M.L. Stern & Co., LLC and Waterstone Financial Group. These affiliated broker-dealers and their registered representatives are compensated as described above with premium-based and trail commissions. We receive “preferred” status at the affiliated broker-dealers along with other product vendors that provide similar support. PSD or its affiliates may also pay other amounts as described above to the affiliated broker-dealers or persons associated with the affiliated broker-dealers. Finally, within certain limits imposed by the NASD, registered representatives who are associated with broker/dealer firms affiliated with us may qualify for sales incentive programs sponsored by us.

Portfolio managers of the underlying portfolios of Pacific Select Fund available under this policy may from time to time bear all or a portion of the expenses of conferences or meetings sponsored by Pacific Life or PSD that are attended by, among others, registered representatives of PSD, who would receive information and/or training regarding the fund’s portfolios and their management by the portfolio managers in addition to information respecting the variable annuity and/or life insurance products issued by Pacific Life and its affiliates. Other persons may also attend all or a portion of any such conferences or meetings, including directors, officers and employees of Pacific Life, officers and trustees of Pacific Select Fund, and spouses/guests of the foregoing. The Pacific Select Fund’s Board of Trustees may hold meetings concurrently with such a conference or meeting. The Pacific Select Fund pays for the expenses of the meetings of its Board of Trustees, including the pro rata share of expenses for attendance by the Trustees at the concurrent conferences or meetings sponsored by Pacific Life or PSD. Additional expenses and promotional items may be paid for by Pacific Life and/or portfolio managers. PSD serves as the Pacific Select Fund’s distributor.

The separate account

The separate account was established on May 12, 1988 under California law under the authority of our Board of Directors. It’s registered with the SEC as a type of investment company called a unit investment trust. The SEC does not oversee the administration or investment practices or policies of the account.

The separate account is not the only investor in the Pacific Select Fund. Investments in the fund by other separate accounts for variable annuity contracts and variable life insurance contracts could cause conflicts. For more information, please see the Statement of Additional Information for the Pacific Select Fund.

Performance

Performance information may appear in advertisements, sales literature, or reports to policy owners or prospective buyers.

Information about performance of any variable account of the separate account reflects only the performance of a hypothetical policy. The calculations are based on allocating the hypothetical policy’s accumulated value to the variable account during a particular time period.

Performance information is no guarantee of how a portfolio or variable account will perform in the future. You should keep in mind the investment objectives and policies, characteristics and quality of the portfolio of the fund in which the variable account invests, and the market conditions during the period of time that’s shown.

5

We may show performance information in any way that’s allowed under the law that applies to it. This may include presenting a change in accumulated value due to the performance of one or more variable accounts, or as a change in a policy’s owner’s death benefit.

We may show performance as a change in accumulated value over time or in terms of the average annual compounded rate of return on accumulated value. This would be based on allocating premium payments for a hypothetical policy to a particular variable account over certain periods of time, including one year, or from the day the variable account started operating. If a portfolio has existed for longer than its corresponding variable account, we may also show the hypothetical returns that the variable account would have achieved had it invested in the portfolio from the day the portfolio started operating.

Performance may reflect the deduction of all policy charges including premium load, the cost of insurance, the administrative charge, and the mortality and expense risk charge. The different death benefit options will result in different expenses for the cost of insurance, and the varying expenses will result in different accumulated values.

Performance may also reflect the deduction of the surrender charge, if it applies, by assuming the hypothetical policy is surrendered at the end of the particular period. At the same time, we may give other performance figures that do not assume the policy is surrendered and do not reflect any deduction of the surrender charge.

We may also show performance of the underlying portfolios based on the change in value of a hypothetical investment over time or in terms of the average annual compounded return over time. Performance of the portfolios will not reflect the deduction of policy charges. If policy charges were reflected, the performance would be lower.

In our advertisements, sales literature and reports to policy owners, we may compare performance information for a variable account to:

•	other variable life separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria
•	the Consumer Price Index, to assess the real rate of return from buying a policy by taking inflation into consideration
•	various indices that are unmanaged.

Reports and promotional literature may also contain our rating or a rating of our claims paying ability. These ratings are set by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

Yields

The yield or total return of any variable account or portfolio does not reflect the deduction of policy charges.

Money Market variable account

The “yield” (also called “current yield”) of the Money Market variable account is computed in accordance with a standard method prescribed by the SEC. The net change in the variable account’s unit value during a seven-day period is divided by the unit value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is “annualized” by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The “effective yield” of the Money Market variable account is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return + 1)(To the power of 365/7)] - 1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market portfolio are not included in the yield calculation.

6

Other variable accounts

“Yield” of the other variable accounts is computed in accordance with a different standard method prescribed by the SEC. For each variable account, the net investment income (investment income less expenses) per accumulation unit earned during a specified one month or 30-day period is divided by the unit value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	net investment income earned during the period by the underlying portfolio of the variable account,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of accumulation units outstanding during the period that were entitled to receive dividends, and
	d	=	the unit value of the accumulation units on the last day of the period.

The variable accounts’ yields will vary from time to time depending upon market conditions, the composition of each portfolio and operating expenses of the fund allocated to each portfolio. Consequently, any given performance quotation should not be considered representative of the variable account’s performance in the future. Yield should also be considered relative to changes in unit values and to the relative risks associated with the investment policies and objectives of the various portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a variable account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Money Market portfolio

Current yield for the Money Market portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of portfolio expenses accrued over that period (the “base period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. “Effective yield” for the Money Market portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return + 1)(To the power of 365/7)] - 1

Other portfolios

Quotations of yield for the remaining portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD = 2[(	a - b cd	+ 1)[6] - 1]

where:	a	=	dividends and interest earned during the period,
	b	=	expenses accrued for the period (net of reimbursements),
	c	=	the average daily number of shares outstanding during the period that were entitled to receive dividends, and
	d	=	the maximum offering price per share on the last day of the period

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio over certain periods that will include a

7

period of one year (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

Financial Statements

The next several pages contain the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended.

These are followed by the consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004, which are included in this SAI so you can assess our ability to meet our obligations under the policies.

Experts

Deloitte & Touche LLP serves as the independent auditors for Pacific Life and as the independent registered public accounting firm for the separate account. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

The consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003 and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004 as well as the statements of assets and liabilities of Pacific Select Exec Separate Account as of December 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended as included in this SAI have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Pacific Life Insurance Company:

     We have audited the accompanying statements of assets and liabilities of Pacific Select Exec Separate Account (the “Separate Account”) (comprised of Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net TollkeeperSM, Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account V, collectively, the “Variable Accounts”) as of December 31, 2004, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended (as to the Short Duration Bond and Small-Cap Value Variable Accounts, for the year ended December 31, 2004, and for the period from commencement of operations through December 31, 2003), and the financial highlights for each of the four years in the period then ended (as to the Blue Chip, Aggressive Growth, Short Duration Bond, Financial Services, Health Sciences, Technology, Capital Opportunities, Small-Cap Value, Equity Income, Mid-Cap Growth Variable Accounts, and Variable Account V, for each of the periods from commencement of operations through December 31, 2004). These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. Our procedures included confirmation of securities owned as of December 31, 2004. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Select Exec Separate Account as of December 31, 2004, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 22, 2005

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004
(In thousands)

	Blue	Aggressive	Diversified	Short	I-Net	Financial	Health		Focused
	Chip	Growth	Research	Duration Bond	TollkeeperSM	Services	Sciences	Technology	30
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Blue Chip Portfolio	$66,740
Aggressive Growth Portfolio		$16,799
Diversified Research Portfolio			$57,426
Short Duration Bond Portfolio				$32,933
I-Net Tollkeeper PortfolioSM					$6,114
Financial Services Portfolio						$7,011
Health Sciences Portfolio							$12,251
Technology Portfolio								$9,678
Focused 30 Portfolio									$8,882
Receivables:
Due from Pacific Life Insurance Company	53	1	13	28	2	199	214	—	—
Fund shares redeemed	—	—	—	—	—	—	—	13	26

Total Assets	66,793	16,800	57,439	32,961	6,116	7,210	12,465	9,691	8,908

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	—	—	13	26
Fund shares purchased	53	1	13	28	2	199	214	—	—

Total Liabilities	53	1	13	28	2	199	214	13	26

NET ASSETS	$66,740	$16,799	$57,426	$32,933	$6,114	$7,011	$12,251	$9,678	$8,882

Shares Owned in each Portfolio	8,521	1,902	4,874	3,361	1,377	644	1,259	2,066	1,084

Cost of Investments	$61,763	$14,641	$50,750	$33,382	$5,328	$6,096	$10,813	$9,258	$7,251

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004
(In thousands)

	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap	Multi-	Main
	LT	Value	Value	Opportunities	Large-Cap	Index	Index	Strategy	Street® Core
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Growth LT Portfolio	$298,732
Mid-Cap Value Portfolio		$159,059
International Value Portfolio			$212,291
Capital Opportunities Portfolio				$15,841
International Large-Cap Portfolio					$88,145
Equity Index Portfolio						$496,919
Small-Cap Index Portfolio							$301,641
Multi-Strategy Portfolio								$105,253
Main Street® Core Portfolio									$147,679
Receivables:
Due from Pacific Life Insurance Company	88	—	37	15	52	429	—	74	25
Fund shares redeemed	—	163	—	—	—	—	31	—	—

Total Assets	298,820	159,222	212,328	15,856	88,197	497,348	301,672	105,327	147,704

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	163	—	—	—	—	31	—	—
Fund shares purchased	88	—	37	15	52	429	—	74	25

Total Liabilities	88	163	37	15	52	429	31	74	25

NET ASSETS	$298,732	$159,059	$212,291	$15,841	$88,145	$496,919	$301,641	$105,253	$147,679

Shares Owned in each Portfolio	15,441	8,718	14,326	1,812	11,206	17,267	21,926	6,431	7,285

Cost of Investments	$367,826	$123,371	$160,640	$13,459	$74,030	$513,664	$258,971	$95,329	$148,096

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004
(In thousands)

	Emerging	Inflation	Managed	Small-Cap	Money	High Yield	Equity		Aggressive
	Markets	Managed	Bond	Value	Market	Bond	Income	Equity	Equity
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

ASSETS
Investments:
Emerging Markets Portfolio	$56,485
Inflation Managed Portfolio		$122,600
Managed Bond Portfolio			$225,105
Small-Cap Value Portfolio				$32,499
Money Market Portfolio					$273,645
High Yield Bond Portfolio						$77,993
Equity Income Portfolio							$15,664
Equity Portfolio								$48,978
Aggressive Equity Portfolio									$37,157
Receivables:
Due from Pacific Life Insurance Company	7	57	186	39	1,648	—	12	6	11
Fund shares redeemed	—	—	—	—	—	1,218	—	—	—

Total Assets	56,492	122,657	225,291	32,538	275,293	79,211	15,676	48,984	37,168

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	—	—	—	1,218	—	—	—
Fund shares purchased	7	57	186	39	1,648	—	12	6	11

Total Liabilities	7	57	186	39	1,648	1,218	12	6	11

NET ASSETS	$56,485	$122,600	$225,105	$32,499	$273,645	$77,993	$15,664	$48,978	$37,157

Shares Owned in each Portfolio	4,302	9,899	19,944	2,153	27,132	10,905	1,324	2,695	3,451

Cost of Investments	$32,961	$117,914	$222,217	$27,335	$273,771	$73,734	$13,956	$48,710	$28,010

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2004
(In thousands)

	Large-Cap		Real	Mid-Cap
	Value	Comstock	Estate	Growth	Variable	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Account	Account	Account	Account
	Account	Account	Account	Account	I	II	III	V

ASSETS
Investments:
Large-Cap Value Portfolio	$144,430
Comstock Portfolio		$45,781
Real Estate Portfolio			$79,629
Mid-Cap Growth Portfolio				$20,340
Brandes International Equity Fund					$55,571
Turner Core Growth Fund						$26,763
Frontier Capital Appreciation Fund							$48,474
Business Opportunity Value Fund								$9,117
Receivables:
Due from Pacific Life Insurance Company	61	15	—	—	—	19	18	13
Fund shares redeemed	—	—	133	6	51	—	—	—

Total Assets	144,491	45,796	79,762	20,346	55,622	26,782	48,492	9,130

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	—	—	133	6	51	—	—	—
Fund shares purchased	61	15	—	—	—	19	18	13

Total Liabilities	61	15	133	6	51	19	18	13

NET ASSETS	$144,430	$45,781	$79,629	$20,340	$55,571	$26,763	$48,474	$9,117

Shares Owned in each Portfolio/Fund	11,447	4,430	3,750	2,983	3,269	1,829	2,248	745

Cost of Investments	$122,285	$39,521	$54,878	$16,837	$43,870	$22,465	$42,262	$7,361

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands)

	Blue	Aggressive	Diversified	Short	I-Net	Financial	Health		Focused
	Chip	Growth	Research	Duration Bond	Tollkeeper	Services	Sciences	Technology	30
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$401	$—	$319	$645	$—	$57	$—	$—	$4

Net Investment Income	401	—	319	645	—	57	—	—	4

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(449)	10	3,012	(36)	534	251	595	823	289
Change in net unrealized appreciation (depreciation) on investments	3,040	1,458	1,738	(352)	84	208	142	(671)	727

Net Gain (Loss) on Investments	2,591	1,468	4,750	(388)	618	459	737	152	1,016

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,992	$1,468	$5,069	$257	$618	$516	$737	$152	$1,020

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands)

	Growth	Mid-Cap	International	Capital	International	Equity	Small-Cap	Multi-	Main
	LT	Value	Value	Opportunities	Large-Cap	Index	Index	Strategy	Street Core
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$—	$519	$3,050	$106	$785	$8,127	$1,702	$1,752	$1,839

Net Investment Income	—	519	3,050	106	785	8,127	1,702	1,752	1,839

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(60,456)	2,665	4,253	(249)	3,410	(4,029)	13,176	(1,531)	(7,413)
Change in net unrealized appreciation on investments	88,693	25,151	22,440	1,859	9,043	43,129	28,118	9,194	18,672

Net Gain on Investments	28,237	27,816	26,693	1,610	12,453	39,100	41,294	7,663	11,259

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$28,237	$28,335	$29,743	$1,716	$13,238	$47,227	$42,996	$9,415	$13,098

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands)

	Emerging	Inflation	Managed	Small-Cap	Money	High Yield	Equity		Aggressive
	Markets	Managed	Bond	Value	Market	Bond	Income	Equity	Equity
	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable	Variable
	Account	Account	Account	Account	Account	Account	Account	Account	Account

INVESTMENT INCOME
Dividends	$802	$7,896	$8,887	$947	$3,080	$5,105	$220	$371	$226

Net Investment Income	802	7,896	8,887	947	3,080	5,105	220	371	226

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	2,444	1,422	1,661	656	(11)	2,526	1,910	(6,552)	(2,131)
Change in net unrealized appreciation (depreciation) on investments	10,982	479	821	3,452	(16)	(896)	(231)	8,642	7,685

Net Gain (Loss) on Investments	13,426	1,901	2,482	4,108	(27)	1,630	1,679	2,090	5,554

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,228	$9,797	$11,369	$5,055	$3,053	$6,735	$1,899	$2,461	$5,780

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2004
(In thousands)

	Large-Cap		Real	Mid-Cap
	Value	Comstock	Estate	Growth	Variable	Variable	Variable	Variable
	Variable	Variable	Variable	Variable	Account	Account	Account	Account
	Account	Account	Account	Account	I	II	III	V

INVESTMENT INCOME
Dividends	$1,742	$449	$2,022	$—	$3,229	$65	$—	$103

Net Investment Income	1,742	449	2,022	—	3,229	65	—	103

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	744	35	1,437	679	(1)	(997)	5,984	160
Change in net unrealized appreciation (depreciation) on investments	10,039	4,178	17,135	2,632	6,980	3,390	(2,980)	984

Net Gain on Investments	10,783	4,213	18,572	3,311	6,979	2,393	3,004	1,144

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,525	$4,662	$20,594	$3,311	$10,208	$2,458	$3,004	$1,247

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
(In thousands)

	Blue Chip		Aggressive Growth		Diversified Research		Short Duration Bond
	Variable Account		Variable Account		Variable Account		Variable Account (1)
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$401	$94	$—	$—	$319	$123	$645	$244
Net realized gain (loss) from security transactions	(449)	(2,845)	10	(181)	3,012	(284)	(36)	(3)
Change in net unrealized appreciation (depreciation) on investments	3,040	10,976	1,458	1,314	1,738	7,877	(352)	(97)

Net Increase in Net Assets Resulting from Operations	2,992	8,225	1,468	1,133	5,069	7,716	257	144

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	12,839	9,540	2,369	1,451	8,270	4,895	5,889	2,250
Transfers between variable accounts, net	14,031	5,792	7,275	1,136	5,644	20,412	12,750	16,405
Transfers—policy charges and deductions	(5,891)	(4,318)	(928)	(670)	(3,277)	(1,858)	(2,316)	(924)
Transfers—surrenders	(2,329)	(1,473)	(314)	(134)	(1,594)	(800)	(854)	(289)
Transfers—other	(764)	(236)	781	(123)	(552)	326	(282)	(97)

Net Increase in Net Assets Derived from Policy Transactions	17,886	9,305	9,183	1,660	8,491	22,975	15,187	17,345

NET INCREASE IN NET ASSETS	20,878	17,530	10,651	2,793	13,560	30,691	15,444	17,489

NET ASSETS
Beginning of Year/Period	45,862	28,332	6,148	3,355	43,866	13,175	17,489	—

End of Year/Period	$66,740	$45,862	$16,799	$6,148	$57,426	$43,866	$32,933	$17,489

(1)	Operations commenced on May 1, 2003.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS(Continued)
(In thousands)

	I-Net Tollkeeper		Financial Services		Health Sciences		Technology
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$—	$—	$57	$33	$—	$—	$—	$—
Net realized gain (loss) from security transactions	534	340	251	(80)	595	(400)	823	(705)
Change in net unrealized appreciation (depreciation) on investments	84	1,103	208	1,087	142	2,278	(671)	2,287

Net Increase in Net Assets Resulting from Operations	618	1,443	516	1,040	737	1,878	152	1,582

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,091	850	1,110	904	1,847	1,726	1,917	1,017
Transfers between variable accounts, net	(830)	1,370	948	607	1,204	1,156	(134)	4,074
Transfers—policy charges and deductions	(603)	(518)	(602)	(470)	(1,052)	(854)	(928)	(546)
Transfers—surrenders	(159)	(153)	(209)	(90)	(404)	(295)	(254)	(213)
Transfers—other	(87)	(43)	(55)	(22)	100	(16)	(121)	(55)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(588)	1,506	1,192	929	1,695	1,717	480	4,277

NET INCREASE IN NET ASSETS	30	2,949	1,708	1,969	2,432	3,595	632	5,859

NET ASSETS
Beginning of Year	6,084	3,135	5,303	3,334	9,819	6,224	9,046	3,187

End of Year	$6,114	$6,084	$7,011	$5,303	$12,251	$9,819	$9,678	$9,046

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Focused 30		Growth LT		Mid-Cap Value		International Value
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4	$—	$—	$—	$519	$486	$3,050	$2,660
Net realized gain (loss) from security transactions	289	(269)	(60,456)	(63,914)	2,665	(860)	4,253	(34,675)
Change in net unrealized appreciation on investments	727	1,512	88,693	138,811	25,151	23,008	22,440	71,700

Net Increase in Net Assets Resulting from Operations	1,020	1,243	28,237	74,897	28,335	22,634	29,743	39,685

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	1,190	722	37,877	42,999	16,492	13,018	24,517	22,488
Transfers between variable accounts, net	2,381	1,748	(17,348)	(9,138)	24,263	15,127	2,727	4,620
Transfers—policy charges and deductions	(669)	(443)	(24,781)	(26,001)	(9,523)	(7,569)	(13,559)	(12,615)
Transfers—surrenders	(159)	(83)	(17,271)	(15,473)	(5,087)	(3,976)	(11,536)	(11,031)
Transfers—other	(157)	(135)	(1,979)	(1,631)	478	308	(1,047)	(1,107)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	2,586	1,809	(23,502)	(9,244)	26,623	16,908	1,102	2,355

NET INCREASE IN NET ASSETS	3,606	3,052	4,735	65,653	54,958	39,542	30,845	42,040

NET ASSETS
Beginning of Year	5,276	2,224	293,997	228,344	104,101	64,559	181,446	139,406

End of Year	$8,882	$5,276	$298,732	$293,997	$159,059	$104,101	$212,291	$181,446

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Capital Opportunities		International Large-Cap		Equity Index		Small-Cap Index
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$106	$43	$785	$593	$8,127	$6,064	$1,702	$362
Net realized gain (loss) from security transactions	(249)	(732)	3,410	8,646	(4,029)	(9,965)	13,176	(995)
Change in net unrealized appreciation on investments	1,859	3,061	9,043	4,710	43,129	101,994	28,118	21,550

Net Increase in Net Assets Resulting from Operations	1,716	2,372	13,238	13,949	47,227	98,093	42,996	20,917

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,020	2,473	13,216	9,082	60,370	61,634	23,946	7,063
Transfers between variable accounts, net	912	1,154	8,576	11,542	6,455	10,102	187,796	17,309
Transfers—policy charges and deductions	(1,484)	(1,182)	(6,667)	(4,641)	(34,363)	(33,099)	(14,086)	(3,579)
Transfers—surrenders	(558)	(406)	(3,216)	(1,774)	(26,964)	(34,081)	(11,134)	(1,580)
Transfers—other	(222)	(53)	(596)	(13)	(2,079)	334	(1,743)	607

Net Increase in Net Assets Derived from Policy Transactions	1,668	1,986	11,313	14,196	3,419	4,890	184,779	19,820

NET INCREASE IN NET ASSETS	3,384	4,358	24,551	28,145	50,646	102,983	227,775	40,737

NET ASSETS
Beginning of Year	12,457	8,099	63,594	35,449	446,273	343,290	73,866	33,129

End of Year	$15,841	$12,457	$88,145	$63,594	$496,919	$446,273	$301,641	$73,866

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Multi-Strategy		Main Street Core		Emerging Markets		Inflation Managed
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$1,752	$1,452	$1,839	$1,263	$802	$299	$7,896	$6,206
Net realized gain (loss) from security transactions	(1,531)	(8,358)	(7,413)	(21,020)	2,444	(32)	1,422	4,474
Change in net unrealized appreciation (depreciation) on investments	9,194	27,600	18,672	49,923	10,982	14,225	479	(2,326)

Net Increase in Net Assets Resulting from Operations	9,415	20,694	13,098	30,166	14,228	14,492	9,797	8,354

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	11,279	10,932	16,263	16,815	5,084	3,725	13,838	13,510
Transfers between variable accounts, net	865	1,350	(268)	2,015	5,408	3,117	9,493	(296)
Transfers—policy charges and deductions	(7,024)	(7,240)	(10,831)	(11,246)	(3,209)	(2,308)	(8,248)	(7,257)
Transfers—surrenders	(5,030)	(34,487)	(11,657)	(10,020)	(2,054)	(1,431)	(5,028)	(7,299)
Transfers—other	(579)	(523)	(1,205)	(627)	(406)	(240)	(430)	(1,667)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(489)	(29,968)	(7,698)	(3,063)	4,823	2,863	9,625	(3,009)

NET INCREASE (DECREASE) IN NET ASSETS	8,926	(9,274)	5,400	27,103	19,051	17,355	19,422	5,345

NET ASSETS
Beginning of Year	96,327	105,601	142,279	115,176	37,434	20,079	103,178	97,833

End of Year	$105,253	$96,327	$147,679	$142,279	$56,485	$37,434	$122,600	$103,178

(1)	Formerly named Large-Cap Core Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Managed Bond		Small-Cap Value		Money Market		High Yield Bond
	Variable Account		Variable Account (1)		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$8,887	$21,103	$947	$92	$3,080	$2,447	$5,105	$4,703
Net realized gain (loss) from security transactions	1,661	5,626	656	49	(11)	(123)	2,526	(2,700)
Change in net unrealized appreciation (depreciation) on investments	821	(12,882)	3,452	1,712	(16)	102	(896)	9,721

Net Increase in Net Assets Resulting from Operations	11,369	13,847	5,055	1,853	3,053	2,426	6,735	11,724

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	27,036	28,299	3,768	1,216	229,223	241,275	7,469	7,582
Transfers between variable accounts, net	1,594	(5,359)	13,937	9,966	(174,655)	(218,750)	343	8,147
Transfers—policy charges and deductions	(15,392)	(17,439)	(1,597)	(471)	(26,456)	(31,670)	(4,996)	(4,858)
Transfers—surrenders	(15,280)	(24,919)	(598)	(195)	(23,375)	(31,683)	(4,147)	(4,005)
Transfers—other	(1,375)	(9,168)	(389)	(46)	(12,072)	(10,388)	(228)	(628)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	(3,417)	(28,586)	15,121	10,470	(7,335)	(51,216)	(1,559)	6,238

NET INCREASE (DECREASE) IN NET ASSETS	7,952	(14,739)	20,176	12,323	(4,282)	(48,790)	5,176	17,962

NET ASSETS
Beginning of Year/Period	217,153	231,892	12,323	—	277,927	326,717	72,817	54,855

End of Year/Period	$225,105	$217,153	$32,499	$12,323	$273,645	$277,927	$77,993	$72,817

(1)	Operations commenced on May 1, 2003.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Equity Income		Equity		Aggressive Equity		Large-Cap Value
	Variable Account		Variable Account		Variable Account		Variable Account
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$220	$152	$371	$170	$226	$161	$1,742	$1,107
Net realized gain (loss) from security transactions	1,910	(85)	(6,552)	(11,798)	(2,131)	(7,241)	744	(7,306)
Change in net unrealized appreciation (depreciation) on investments	(231)	2,485	8,642	21,417	7,685	16,161	10,039	30,393

Net Increase in Net Assets Resulting from Operations	1,899	2,552	2,461	9,789	5,780	9,081	12,525	24,194

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,671	3,738	7,487	9,290	5,107	6,016	21,822	16,843
Transfers between variable accounts, net	(1,435)	2,550	(3,009)	(2,904)	(3,252)	496	19,377	12,586
Transfers—policy charges and deductions	(1,303)	(997)	(4,057)	(4,529)	(3,057)	(3,278)	(11,136)	(8,549)
Transfers—surrenders	(659)	(258)	(3,571)	(1,881)	(3,226)	(2,149)	(5,201)	(2,734)
Transfers—other	(52)	(179)	(410)	226	(169)	452	(904)	(339)

Net Increase (Decrease) in Net Assets Derived from Policy Transactions	222	4,854	(3,560)	202	(4,597)	1,537	23,958	17,807

NET INCREASE (DECREASE) IN NET ASSETS	2,121	7,406	(1,099)	9,991	1,183	10,618	36,483	42,001

NET ASSETS
Beginning of Year	13,543	6,137	50,077	40,086	35,974	25,356	107,947	65,946

End of Year	$15,664	$13,543	$48,978	$50,077	$37,157	$35,974	$144,430	$107,947

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Comstock		Real Estate		Mid-Cap Growth
	Variable Account (1)		Variable Account		Variable Account		Variable Account I
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$449	$93	$2,022	$2,064	$—	$—	$3,229	$359
Net realized gain (loss) from security transactions	35	(130)	1,437	1,100	679	909	(1)	(1,190)
Change in net unrealized appreciation on investments	4,178	2,873	17,135	9,557	2,632	1,629	6,980	12,835

Net Increase in Net Assets Resulting from Operations	4,662	2,836	20,594	12,721	3,311	2,538	10,208	12,004

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	4,133	2,111	8,206	6,061	3,133	2,106	5,481	4,406
Transfers between variable accounts, net	23,031	8,464	10,440	2,933	2,805	4,094	4,023	2,697
Transfers—policy charges and deductions	(2,054)	(1,024)	(4,676)	(3,684)	(1,622)	(1,176)	(2,445)	(1,828)
Transfers—surrenders	(905)	(390)	(2,518)	(2,282)	(931)	(196)	(902)	(984)
Transfers—other	1,171	(76)	(644)	(12)	(169)	(18)	(473)	(122)

Net Increase in Net Assets Derived from Policy Transactions	25,376	9,085	10,808	3,016	3,216	4,810	5,684	4,169

NET INCREASE IN NET ASSETS	30,038	11,921	31,402	15,737	6,527	7,348	15,892	16,173

NET ASSETS
Beginning of Year	15,743	3,822	48,227	32,490	13,813	6,465	39,679	23,506

End of Year	$45,781	$15,743	$79,629	$48,227	$20,340	$13,813	$55,571	$39,679

(1)	Formerly Strategic Value Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
(In thousands)

	Variable Account II		Variable Account III		Variable Account V
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2004	2003	2004	2003	2004	2003

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$65	$38	$—	$—	$103	$28
Net realized gain (loss) from security transactions	(997)	(2,359)	5,984	(933)	160	(83)
Change in net unrealized appreciation (depreciation) on investments	3,390	6,460	(2,980)	12,659	984	998

Net Increase in Net Assets Resulting from Operations	2,458	4,139	3,004	11,726	1,247	943

INCREASE (DECREASE) IN NET ASSETS FROM POLICY TRANSACTIONS
Transfer of net premiums	3,628	2,618	4,143	4,561	825	630
Transfers between variable accounts, net	3,288	3,819	5,245	9,073	2,792	1,635
Transfers—policy charges and deductions	(1,625)	(1,131)	(2,233)	(1,812)	(344)	(223)
Transfers—surrenders	(486)	(662)	(1,068)	(1,251)	(59)	(39)
Transfers—other	(171)	(6)	324	(70)	(28)	8

Net Increase in Net Assets Derived from Policy Transactions	4,634	4,638	6,411	10,501	3,186	2,011

NET INCREASE IN NET ASSETS	7,092	8,777	9,415	22,227	4,433	2,954

NET ASSETS
Beginning of Year	19,671	10,894	39,059	16,832	4,684	1,730

End of Year	$26,763	$19,671	$48,474	$39,059	$9,117	$4,684

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS

     Selected accumulation unit value (AUV), total units outstanding, total net assets, ratios of investment income to average daily net assets, and total returns for each year or period ended are presented in the table below. The ratio of expenses to average daily net assets is 0.00% for all Variable Accounts.

	AUV			Ratios of
	at	Number	Total	Investment
	End	of	Net	Income to
	of	Units	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	Outstanding	(in $000’s)	Assets(1)	Returns(2)

Blue Chip
2004	$7.53	8,859,994	$66,740	0.73%	4.65%
2003	7.20	6,371,597	45,862	0.27%	25.36%
2002	5.74	4,934,487	28,332	0.14%	(25.94%)
01/04/2001 - 12/31/2001 (3)	7.75	2,811,771	21,799	0.12%	(21.39%)

Aggressive Growth
2004	$8.83	1,902,700	$16,799	0.00%	11.88%
2003	7.89	779,123	6,148	0.00%	26.66%
2002	6.23	538,452	3,355	0.00%	(22.32%)
01/04/2001 - 12/31/2001 (3)	8.02	687,433	5,514	0.00%	(18.82%)

Diversified Research
2004	$12.38	4,639,224	$57,426	0.63%	11.20%
2003	11.13	3,940,814	43,866	0.48%	32.63%
2002	8.39	1,569,725	13,175	0.29%	(24.19%)
2001 (3)	11.07	1,981,854	21,942	0.27%	(2.05%)

Short Duration Bond
2004	$10.22	3,222,976	$32,933	2.57%	1.21%
05/01/2003 - 12/31/2003	10.10	1,732,267	17,489	2.67%	0.96%

I-Net Tollkeeper
2004	$4.44	1,376,886	$6,114	0.00%	12.66%
2003	3.94	1,543,338	6,084	0.00%	43.22%
2002	2.75	1,139,068	3,135	0.00%	(38.62%)
2001 (3)	4.48	904,785	4,057	0.00%	(32.93%)

Financial Services
2004	$10.99	637,866	$7,011	0.92%	8.72%
2003	10.11	524,534	5,303	0.83%	29.00%
2002	7.84	425,502	3,334	0.27%	(14.59%)
01/04/2001 - 12/31/2001 (3)	9.17	292,594	2,685	0.49%	(7.97%)

Health Sciences
2004	$10.52	1,164,155	$12,251	0.00%	7.54%
2003	9.79	1,003,438	9,819	0.00%	27.82%
2002	7.66	812,945	6,224	0.00%	(23.30%)
01/04/2001 - 12/31/2001 (3)	9.98	598,921	5,978	0.00%	1.04%

Technology
2004	$4.93	1,963,166	$9,678	0.00%	3.67%
2003	4.76	1,902,193	9,046	0.00%	42.58%
2002	3.34	955,613	3,187	0.00%	(46.34%)
01/05/2001 - 12/31/2001 (3)	6.22	627,943	3,903	0.00%	(36.41%)

Focused 30
2004	$8.25	1,076,135	$8,882	0.06%	14.85%
2003	7.19	734,167	5,276	0.00%	42.26%
2002	5.05	440,228	2,224	0.17%	(29.41%)
2001 (3)	7.16	264,148	1,890	0.07%	(13.24%)

Growth LT
2004	$36.80	8,117,880	$298,732	0.00%	10.40%
2003	33.33	8,820,098	293,997	0.00%	33.98%
2002	24.88	9,178,024	228,344	0.99%	(28.97%)
2001 (3)	35.03	9,878,677	346,022	17.28%	(28.84%)

Mid-Cap Value
2004	$20.22	7,867,057	$159,059	0.42%	25.08%
2003	16.16	6,439,885	104,101	0.59%	29.10%
2002	12.52	5,156,119	64,559	6.60%	(14.46%)
2001 (3)	14.64	4,920,202	72,018	3.58%	13.93%

International Value
2004	$23.80	8,918,003	$212,291	1.64%	16.42%
2003	20.45	8,873,873	181,446	1.78%	27.71%
2002	16.01	8,707,275	139,406	0.96%	(13.91%)
2001 (3)	18.60	9,153,924	170,229	2.73%	(22.30%)

Capital Opportunities
2004	$8.16	1,941,110	$15,841	0.79%	12.69%
2003	7.24	1,720,188	12,457	0.45%	27.13%
2002	5.70	1,421,819	8,099	0.19%	(26.78%)
01/12/2001 - 12/31/2001 (3)	7.78	1,093,055	8,503	0.21%	(21.52%)

International Large-Cap
2004	$8.18	10,780,247	$88,145	1.08%	18.61%
2003	6.89	9,224,647	63,594	1.31%	30.52%
2002	5.28	6,711,211	35,449	0.95%	(17.63%)
2001 (3)	6.41	5,031,727	32,264	0.84%	(18.63%)

Equity Index
2004	$44.71	11,113,375	$496,919	1.78%	10.58%
2003	40.43	11,037,075	446,273	1.59%	28.29%
2002	31.52	10,892,323	343,290	9.46%	(22.34%)
2001 (3)	40.58	10,509,402	426,521	1.46%	(11.18%)

Small-Cap Index
2004	$15.66	19,260,276	$301,641	0.84%	17.76%
2003	13.30	5,554,119	73,866	0.71%	46.53%
2002	9.08	3,649,989	33,129	0.82%	(21.19%)
2001 (3)	11.52	3,111,792	35,837	9.13%	2.78%

Multi-Strategy
2004	$43.12	2,441,059	$105,253	1.76%	9.81%
2003	39.26	2,453,312	96,327	1.47%	23.28%
2002	31.85	3,315,491	105,601	3.09%	(13.06%)
2001 (3)	36.64	4,275,164	156,631	2.68%	(0.79%)

Main Street Core (4)
2004	$43.37	3,405,144	$147,679	1.32%	9.54%
2003	39.59	3,593,636	142,279	1.03%	26.96%
2002	31.19	3,693,237	115,176	0.70%	(28.40%)
2001 (3)	43.56	4,485,299	195,359	1.88%	(7.87%)

See Notes to Financial Statements	See explanation of references on SA-20

PACIFIC SELECT EXEC SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS (Continued)

	AUV			Ratios of
	at	Number	Total	Investment
	End	of	Net	Income to
	of	Units	Assets	Average Net	Total
For the Year or Period Ended	Year/Period	Outstanding	(in $000’s)	Assets (1)	Returns (2)

Emerging Markets
2004	$14.01	4,032,143	$56,485	1.90%	34.62%
2003	10.41	3,597,135	37,434	1.20%	68.42%
2002	6.18	3,249,820	20,079	0.48%	(3.07%)
2001 (3)	6.37	3,266,714	20,822	0.16%	(9.32%)

Inflation Managed (5)
2004	$36.94	3,319,185	$122,600	7.02%	8.90%
2003	33.92	3,041,925	103,178	6.09%	8.24%
2002	31.34	3,122,159	97,833	2.28%	15.45%
2001 (3)	27.14	1,561,993	42,395	3.63%	4.28%

Managed Bond
2004	$36.24	6,211,565	$225,105	4.08%	5.38%
2003	34.39	6,314,379	217,153	9.40%	6.24%
2002	32.37	7,163,388	231,892	5.42%	10.93%
2001 (3)	29.18	7,087,634	206,826	5.14%	6.65%

Small-Cap Value
2004	$15.79	2,058,033	$32,499	4.68%	24.41%
05/01/2003 -12/31/2003	12.69	970,884	12,323	1.76%	26.93%

Money Market
2004	$20.21	13,542,076	$273,645	1.01%	1.01%
2003	20.01	13,892,825	277,927	0.80%	0.79%
2002	19.85	16,460,385	326,717	1.43%	1.42%
2001 (3)	19.57	11,632,924	227,674	3.70%	3.85%

High Yield Bond
2004	$34.79	2,241,878	$77,993	7.12%	9.42%
2003	31.79	2,290,346	72,817	7.37%	20.29%
2002	26.43	2,075,480	54,855	8.67%	(3.00%)
2001 (3)	27.25	1,987,170	54,147	9.89%	1.17%

Equity Income
2004	$12.24	1,279,352	$15,664	1.41%	12.19%
2003	10.91	1,240,969	13,543	1.59%	26.24%
01/02/2002 - 12/31/2002	8.65	709,867	6,137	1.71%	(13.55%)

Equity
2004	$11.65	4,204,821	$48,978	0.79%	5.14%
2003	11.08	4,520,255	50,077	0.38%	24.33%
2002	8.91	4,498,857	40,086	0.40%	(26.51%)
2001 (3)	12.12	4,379,878	53,102	6.78%	(20.84%)

Aggressive Equity
2004	$12.59	2,951,152	$37,157	0.66%	18.94%
2003	10.59	3,398,472	35,974	0.53%	33.14%
2002	7.95	3,189,278	25,356	0.00%	(25.09%)
2001 (3)	10.61	2,892,614	30,701	0.00%	(16.90%)

Large-Cap Value
2004	$13.43	10,752,848	$144,430	1.39%	9.93%
2003	12.22	8,834,486	107,947	1.31%	31.24%
2002	9.31	7,083,069	65,946	1.05%	(22.96%)
2001 (3)	12.08	6,199,163	74,915	3.85%	(3.04%)

Comstock (6)
2004	$10.56	4,333,807	$45,781	1.88%	17.17%
2003	9.02	1,746,197	15,743	1.03%	31.38%
2002	6.86	556,955	3,822	0.10%	(22.15%)
2001 (3)	8.82	373,489	3,292	0.43%	(9.20%)

Real Estate (7)
2004	$27.16	2,931,932	$79,629	3.37%	37.62%
2003	19.74	2,443,728	48,227	5.29%	37.52%
2002	14.35	2,264,017	32,490	5.71%	(0.32%)
2001 (3)	14.40	1,471,261	21,181	4.06%	8.79%

Mid-Cap Growth
2004	$6.65	3,056,878	$20,340	0.00%	21.59%
2003	5.47	2,524,178	13,813	0.00%	30.39%
2002	4.20	1,540,456	6,465	0.00%	(47.03%)
01/04/2001 - 12/31/2001 (3)	7.92	750,712	5,948	0.00%	(19.83%)

I
2004	$24.90	2,231,535	$55,571	7.23%	24.00%
2003	20.08	1,975,752	39,679	1.27%	47.43%
2002	13.62	1,725,503	23,506	4.65%	(15.30%)
2001 (3)	16.08	1,503,806	24,187	5.27%	(12.77%)

II
2004	$18.38	1,456,339	$26,763	0.30%	11.19%
2003	16.53	1,190,189	19,671	0.28%	34.58%
2002	12.28	887,140	10,894	0.27%	(26.52%)
2001 (3)	16.71	679,453	11,356	0.11%	(22.46%)

III
2004	$25.42	1,907,181	$48,474	0.00%	9.33%
2003	23.25	1,680,154	39,059	0.00%	55.89%
2002	14.91	1,128,715	16,832	0.00%	(25.28%)
2001 (3)	19.96	999,083	19,940	0.84%	(0.36%)

V
2004	$13.09	696,561	$9,117	1.77%	22.60%
2003	10.68	438,776	4,684	0.91%	29.65%
02/06/2002 - 12/31/2002	8.23	210,060	1,730	1.22%	(17.66%)

(1)	The ratios of investment income to average daily net assets for periods of less than one full year are annualized.

(2)	Total returns do not include deductions at the separate account or contract level for any mortality and expense risk charges, cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, surrender charges or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Total returns for periods of less than one full year are not annualized.

(3)	Total returns were calculated through 12/28/2001, the last business day of the fiscal year for the Separate Account.

(4)	Prior to 01/01/2003, Main Street Core Variable Account was named Large-Cap Core Variable Account. Prior to 01/01/2002, the Variable Account was named Equity Income Variable Account.

(5)	Prior to 05/01/2001, Inflation Managed Variable Account was named Government Securities Variable Account.

(6)	Prior to 05/01/2003, Comstock Variable Account was named Strategic Value Variable Account.

(7)	Prior to 05/01/2002, Real Estate Variable Account was named REIT Variable Account.

See Notes to Financial Statements

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

     The Pacific Select Exec Separate Account (the “Separate Account”) is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and as of December 31, 2004 is comprised of thirty-five subaccounts called Variable Accounts: the Blue Chip, Aggressive Growth, Diversified Research, Short Duration Bond, I-Net TollkeeperSM (Concentrated Growth effective February 1, 2005), Financial Services, Health Sciences, Technology, Focused 30, Growth LT, Mid-Cap Value, International Value, Capital Opportunities, International Large-Cap, Equity Index, Small-Cap Index, Multi-Strategy, Main Street® Core (formerly Large-Cap Core), Emerging Markets, Inflation Managed, Managed Bond, Small-Cap Value, Money Market, High Yield Bond, Equity Income, Equity, Aggressive Equity, Large-Cap Value, Comstock (formerly Strategic Value), Real Estate, and Mid-Cap Growth Variable Accounts, and Variable Account I, Variable Account II, Variable Account III, and Variable Account V. I-Net Tollkeeper is a service mark of Goldman, Sachs & Co., and Main Street is a registered trademark of OppenheimerFunds, Inc. The assets in each of the first thirty-one Variable Accounts invest in shares of the corresponding portfolios of Pacific Select Fund and the assets in each of the last four Variable Accounts (I, II, III, and V) invest in shares of the Brandes International Equity, Turner Core Growth, Frontier Capital Appreciation, and Business Opportunity Value Funds, respectively, which are all portfolios of M Fund, Inc. (collectively, the “Funds”). Each portfolio/fund pursues different investment objectives and policies. The financial statements of the Funds, including the schedules of investments, are either included in Sections C through G of this brochure or provided separately and should be read in conjunction with the Separate Account’s financial statements.

     On June 30, 2003, the net assets of the Clifton Enhanced U.S. Equity Fund, the underlying fund for the Variable Account IV, were liquidated. A total of 300,804 outstanding accumulation units (valued at $3,933,147) of the Variable Account IV at the end of that date were transferred to the Money Market Variable Account.

     The net assets of the Pacific Select Fund’s Research, Global Growth, Telecommunications, and Small-Cap Equity Portfolios (the “Acquired Portfolios”), the underlying portfolios for the Research, Global Growth, Telecommunications, and Small-Cap Equity Variable Accounts, were transferred to the Pacific Select Fund’s Diversified Research, International Large-Cap, Technology, and Small-Cap Index Portfolios (the “Surviving Portfolios”), respectively, in exchange for shares of the respective Surviving Portfolios (the “Reorganization”). The Reorganization took place on December 31, 2003 for all these Portfolios, except for the Reorganization between the Small-Cap Equity Portfolio and the Small-Cap Index Portfolio, which took place on April 30, 2004. In connection with the Reorganization, a total of 313,082 outstanding accumulation units (valued at $3,023,558) of the Research Variable Account were exchanged for 271,631 accumulation units with equal value of the Diversified Research Variable Account; a total of 349,550 outstanding accumulation units (valued at $3,061,086) of the Global Growth Variable Account were exchanged for 444,029 accumulation units with equal value of the International Large-Cap Variable Account; a total of 529,844 outstanding accumulation units (valued at $1,849,527) of the Telecommunications Variable Account were exchanged for 388,931 accumulation units with equal value of the Technology Variable Account; and a total of 4,624,693 outstanding accumulation units (valued at $209,557,926) of the Small-Cap Equity Variable Account were exchanged for 15,637,302 accumulation units with equal value of the Small-Cap Index Variable account.

     The Separate Account was established by Pacific Life Insurance Company (“Pacific Life”) on May 12, 1988 and commenced operations on November 22, 1988. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable life insurance, are obligations of Pacific Life.

     The Separate Account held by Pacific Life represents funds from individual flexible premium variable life insurance policies. The assets of the Separate Account are carried at market value.

2. SIGNIFICANT ACCOUNTING POLICIES

     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

     A. Valuation of Investments

     Investments in shares of the Funds are valued at the reported net asset values of the respective portfolios/funds. Valuation of securities held by the Funds is discussed in the notes to their financial statements.

     B. Security Transactions and Investment Income

     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

     C. Federal Income Taxes

     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Tax Reform Act of 1986. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account.

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

3. SEPARATE ACCOUNT’S COST OF INVESTMENTS IN THE FUNDS’ SHARES

     The cost of investments in the Funds’ shares are determined on an identified cost basis, which represents the amount available for investment (including reinvested distributions of net investment income and realized gains). A reconciliation of total cost and market value of the Separate Account’s investments in the Funds as of December 31, 2004, were as follows (amounts in thousands):

	Variable Accounts
	Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
	Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences

Total cost of investments at beginning of year	$43,925	$5,448	$38,928	$17,586	$5,381	$4,596	$8,524
Add: Total net proceeds from policy transactions	19,587	10,641	30,630	18,235	2,813	3,054	5,733
Reinvested distributions from the Funds	401	—	319	645	—	57	—
Sub-Total	63,913	16,089	69,877	36,466	8,194	7,707	14,257
Less: Cost of investments disposed during the year	2,150	1,448	19,127	3,084	2,866	1,611	3,444

Total cost of investments at end of year	61,763	14,641	50,750	33,382	5,328	6,096	10,813
Add: Unrealized appreciation (depreciation)	4,977	2,158	6,676	(449)	786	915	1,438
Total market value of investments at end of year	$66,740	$16,799	$57,426	$32,933	$6,114	$7,011	$12,251

	Tech-	Focused	Growth	Mid-Cap	International	Capital	International
	nology	30	LT	Value	Value	Opportunities	Large-Cap

Total cost of investments at beginning of year	$7,955	$4,372	$451,787	$93,564	$152,235	$11,933	$58,522
Add: Total net proceeds from policy transactions	6,030	4,026	16,504	49,765	33,188	3,468	31,782
Reinvested distributions from the Funds	—	4	—	519	3,050	106	785
Sub-Total	13,985	8,402	468,291	143,848	188,473	15,507	91,089
Less: Cost of investments disposed during the year	4,727	1,151	100,465	20,477	27,833	2,048	17,059

Total cost of investments at end of year	9,258	7,251	367,826	123,371	160,640	13,459	74,030
Add: Unrealized appreciation (depreciation)	420	1,631	(69,094)	35,688	51,651	2,382	14,115
Total market value of investments at end of year	$9,678	$8,882	$298,732	$159,059	$212,291	$15,841	$88,145

	Equity	Small-Cap	Multi-	Main Street	Emerging	Inflation	Managed
	Index	Index	Strategy	Core	Markets	Managed	Bond

Total cost of investments at beginning of year	$506,146	$59,314	$95,597	$161,369	$24,892	$98,971	$215,085
Add: Total net proceeds from policy transactions	46,765	242,646	16,681	11,107	11,215	22,483	20,764
Reinvested distributions from the Funds	8,127	1,702	1,752	1,839	802	7,896	8,887
Sub-Total	561,038	303,662	114,030	174,315	36,909	129,350	244,736
Less: Cost of investments disposed during the year	47,374	44,691	18,701	26,219	3,948	11,436	22,519

Total cost of investments at end of year	513,664	258,971	95,329	148,096	32,961	117,914	222,217
Add: Unrealized appreciation (depreciation)	(16,745)	42,670	9,924	(417)	23,524	4,686	2,888
Total market value of investments at end of year	$496,919	$301,641	$105,253	$147,679	$56,485	$122,600	$225,105

	Small-Cap	Money	High Yield	Equity		Aggressive	Large-Cap
	Value	Market	Bond	Income	Equity	Equity	Value

Total cost of investments at beginning of year	$10,611	$278,036	$67,662	$11,605	$58,450	$34,511	$95,841
Add: Total net proceeds from policy transactions	17,745	257,915	28,175	9,562	9,488	7,123	35,869
Reinvested distributions from the Funds	947	3,080	5,105	220	371	226	1,742
Sub-Total	29,303	539,031	100,942	21,387	68,309	41,860	133,452
Less: Cost of investments disposed during the year	1,968	265,260	27,208	7,431	19,599	13,850	11,167

Total cost of investments at end of year	27,335	273,771	73,734	13,956	48,710	28,010	122,285
Add: Unrealized appreciation (depreciation)	5,164	(126)	4,259	1,708	268	9,147	22,145
Total market value of investments at end of year	$32,499	$273,645	$77,993	$15,664	$48,978	$37,157	$144,430

		Real	Mid-Cap
	Comstock	Estate	Growth	I	II	III	V

Total cost of investments at beginning of year	$13,661	$40,612	$12,942	$34,958	$18,762	$29,867	$3,913
Add: Total net proceeds from policy transactions	26,499	16,433	7,968	11,431	9,146	30,812	3,962
Reinvested distributions from the Funds	449	2,022	—	3,229	65	—	103
Sub-Total	40,609	59,067	20,910	49,618	27,973	60,679	7,978
Less: Cost of investments disposed during the year	1,088	4,189	4,073	5,748	5,508	18,417	617

Total cost of investments at end of year	39,521	54,878	16,837	43,870	22,465	42,262	7,361
Add: Unrealized appreciation	6,260	24,751	3,503	11,701	4,298	6,212	1,756
Total market value of investments at end of year	$45,781	$79,629	$20,340	$55,571	$26,763	$48,474	$9,117

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

4. TRANSACTIONS IN SEPARATE ACCOUNT UNITS

     Transactions in Separate Account units for the year ended December 31, 2004, were as follows (units in thousands):

	Variable Accounts
	Blue	Aggressive	Diversified	Short Duration	I-Net	Financial	Health
	Chip	Growth	Research	Bond	Tollkeeper	Services	Sciences

Total units outstanding at beginning of year	6,372	779	3,941	1,732	1,543	525	1,003
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,790	296	726	578	276	107	186
(b) Transfers between variable accounts, net	1,953	888	445	1,252	(228)	91	113
(c) Transfers—policy charges and deductions	(823)	(115)	(286)	(228)	(152)	(58)	(106)
(d) Transfers—surrenders	(326)	(38)	(139)	(84)	(41)	(21)	(41)
(e) Transfers—other	(106)	93	(48)	(27)	(21)	(6)	9

Sub-Total	2,488	1,124	698	1,491	(166)	113	161

Total units outstanding at end of year	8,860	1,903	4,639	3,223	1,377	638	1,164

	Tech-	Focused	Growth	Mid-Cap	International	Capital	International
	nology	30	LT	Value	Value	Opportunities	Large-Cap

Total units outstanding at beginning of year	1,902	734	8,820	6,440	8,874	1,720	9,225
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	414	158	1,122	935	1,162	405	1,826
(b) Transfers between variable accounts, net	(69)	318	(520)	1,300	122	120	1,182
(c) Transfers—policy charges and deductions	(202)	(89)	(736)	(540)	(643)	(200)	(922)
(d) Transfers—surrenders	(56)	(21)	(512)	(288)	(546)	(74)	(445)
(e) Transfers—other	(26)	(24)	(56)	20	(51)	(30)	(86)

Sub-Total	61	342	(702)	1,427	44	221	1,555

Total units outstanding at end of year	1,963	1,076	8,118	7,867	8,918	1,941	10,780

	Equity	Small-Cap	Multi-	Main Street	Emerging	Inflation	Managed
	Index	Index	Strategy	Core	Markets	Managed	Bond

Total units outstanding at beginning of year	11,037	5,554	2,453	3,594	3,597	3,042	6,314
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	1,461	1,733	281	402	458	393	768
(b) Transfers between variable accounts, net	151	13,926	22	(6)	492	274	39
(c) Transfers—policy charges and deductions	(831)	(1,018)	(176)	(268)	(290)	(234)	(437)
(d) Transfers—surrenders	(654)	(810)	(126)	(288)	(187)	(143)	(436)
(e) Transfers—other	(51)	(125)	(13)	(29)	(38)	(13)	(36)

Sub-Total	76	13,706	(12)	(189)	435	277	(102)

Total units outstanding at end of year	11,113	19,260	2,441	3,405	4,032	3,319	6,212

	Small-Cap	Money	High Yield	Equity		Aggressive	Large-Cap
	Value	Market	Bond	Income	Equity	Equity	Value

Total units outstanding at beginning of year	971	13,893	2,290	1,241	4,520	3,398	8,834
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	271	11,418	228	331	678	463	1,736
(b) Transfers between variable accounts, net	1,002	(8,705)	9	(113)	(270)	(324)	1,557
(c) Transfers—policy charges and deductions	(115)	(1,317)	(153)	(117)	(367)	(277)	(887)
(d) Transfers—surrenders	(44)	(1,164)	(127)	(59)	(320)	(295)	(414)
(e) Transfers—other	(27)	(583)	(5)	(4)	(36)	(14)	(73)

Sub-Total	1,087	(351)	(48)	38	(315)	(447)	1,919

Total units outstanding at end of year	2,058	13,542	2,242	1,279	4,205	2,951	10,753

PACIFIC SELECT EXEC SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)

	Variable Accounts
		Real	Mid-Cap
	Comstock	Estate	Growth	I	II	III	V

Total units outstanding at beginning of year	1,746	2,444	2,524	1,976	1,190	1,680	439
Increase (decrease) in units resulting from policy transactions:
(a) Transfer of net premiums	433	372	540	253	217	179	71
(b) Transfers between variable accounts, net	2,352	472	461	180	187	178	224
(c) Transfers—policy charges and deductions	(215)	(212)	(278)	(113)	(97)	(96)	(30)
(d) Transfers—surrenders	(95)	(115)	(160)	(42)	(29)	(46)	(5)
(e) Transfers—other	113	(29)	(30)	(22)	(12)	12	(2)

Sub-Total	2,588	488	533	256	266	227	258

Total units outstanding at end of year	4,334	2,932	3,057	2,232	1,456	1,907	697

5. CHARGES AND EXPENSES

     With respect to variable life insurance policies funded by the Separate Account, Pacific Life makes certain deductions from premiums to help pay for costs of distributing the policies and to pay state and local premium taxes, any other taxes that may be imposed, and to compensate us for certain costs or lost investment opportunities resulting from our amortization and delayed recognition of certain policy expenses for federal income tax purposes. Pacific Life also makes certain deductions from the net assets of each Variable Account for charges for the mortality and expense risks and administrative expenses Pacific Life assumes, cost of insurance, charges for optional benefits and any withdrawal and surrender charges. The operating expenses of the Separate Account are paid by Pacific Life.

6. DIVIDENDS

     During the year ended December 31, 2004, the Funds declared dividends for each portfolio/fund, except for the Aggressive Growth, I-Net Tollkeeper, Health Sciences, Technology, Growth LT, Mid-Cap Growth, and Frontier Capital Appreciation Portfolios/Funds. The amounts distributed to the Separate Account for its share of the dividends were reinvested in additional full and fractional shares of the related portfolios/funds.

7. RELATED PARTY AGREEMENT

     Pacific Select Distributors, Inc., a wholly-owned subsidiary of Pacific Life, serves as principal underwriter of variable life insurance policies funded by interests in the Separate Account, without remuneration from the Separate Account.

INDEPENDENT AUDITORS’ REPORT

Pacific Life Insurance Company and Subsidiaries:

We have audited the accompanying consolidated statements of financial condition of Pacific Life Insurance Company and Subsidiaries (the Company) as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Life Insurance Company and Subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004 in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain non-traditional long-duration contracts in 2004.

DELOITTE & TOUCHE LLP

Costa Mesa, CA
March 10, 2005

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

	December 31,
	2004	2003

	(In Millions)
ASSETS
Investments:
Fixed maturity securities available for sale, at estimated fair value	$25,861	$23,313
Equity securities available for sale, at estimated fair value	372	184
Trading securities, at estimated fair value	226	306
Mortgage loans	3,286	3,811
Real estate	134	168
Policy loans	5,629	5,407
Interest in PIMCO (Note 4)	606	1,089
Other investments	1,175	1,185

TOTAL INVESTMENTS	37,289	35,463
Cash and cash equivalents	836	496
Deferred policy acquisition costs	3,278	2,817
Accrued investment income	411	411
Other assets	775	988
Separate account assets	32,032	25,163

TOTAL ASSETS	$74,621	$65,338

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities:
Policyholder account balances	$29,652	$27,921
Future policy benefits	4,910	4,810
Short-term and long-term debt	176	275
Group insurance segment liabilities (Note 6)	181	247
Other liabilities	1,830	1,620
Separate account liabilities	32,032	25,163

TOTAL LIABILITIES	68,781	60,036

Commitments and contingencies (Note 19)

Stockholder’s Equity:
Common stock — $50 par value; 600,000 shares authorized, issued and outstanding	30	30
Paid-in capital	497	500
Unearned ESOP shares	(17)	(29)
Retained earnings	4,297	3,736
Accumulated other comprehensive income	1,033	1,065

TOTAL STOCKHOLDER’S EQUITY	5,840	5,302

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$74,621	$65,338

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
REVENUES
Policy fees	$1,263	$932	$857
Insurance premiums	104	177	117
Net investment income	1,835	1,773	1,668
Net realized investment gain (loss)	2	(79)	(269)
Net realized investment gain on interest in PIMCO (Note 4)	169	327
Commission revenue	270	220	192
Investment advisory fees	248	174	153
Other income	53	56	61

TOTAL REVENUES	3,944	3,580	2,779

BENEFITS AND EXPENSES
Interest credited to policyholder account balances	1,125	1,153	1,083
Policy benefits paid or provided	715	770	737
Commission expenses	721	512	494
Operating expenses	694	588	596

TOTAL BENEFITS AND EXPENSES	3,255	3,023	2,910

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES (BENEFIT)	689	557	(131)
Provision for income taxes (benefit)	142	149	(129)

INCOME (LOSS) FROM CONTINUING OPERATIONS	547	408	(2)
Income from discontinued operations, net of taxes (Note 6)	33	28	31
Cumulative adjustment due to change in accounting principle, net of taxes	(19)

NET INCOME	$561	$436	$29

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY

					Accumulated Other
					Comprehensive Income (Loss)

					Unrealized
					Gain on	Minimum	Unrealized
					Derivatives	Pension	Gain on
			Unearned		and Securities	Liability	Interest in
	Common	Paid-in	ESOP	Retained	Available for	Adjustment	PIMCO, Net
	Stock	Capital	Shares	Earnings	Sale, Net	and Other, Net	(Note 4)	Total

	(In Millions)
BALANCES, JANUARY 1, 2002	$30	$151	($3)	$3,271	$82		$188	$3,719
Comprehensive income:
Net income				29				29
Other comprehensive income (loss)					325	($44)	225	506

Total comprehensive income								535
Issuance of ESOP note			(46)					(46)
Allocation of unearned ESOP shares		2	7					9

BALANCES, DECEMBER 31, 2002	30	153	(42)	3,300	407	(44)	413	4,217
Comprehensive income:
Net income				436				436
Other comprehensive income (loss)					428	41	(180)	289

Total comprehensive income								725
Capital contribution		350						350
Allocation of unearned ESOP shares		(2)	13					11
Other equity adjustments		(1)						(1)

BALANCES, DECEMBER 31, 2003	30	500	(29)	3,736	835	(3)	233	5,302
Comprehensive income:
Net income				561				561
Other comprehensive income (loss)					74	(5)	(101)	(32)

Total comprehensive income								529
Allocation of unearned ESOP shares		(1)	12					11
Other equity adjustments		(2)						(2)

BALANCES, DECEMBER 31, 2004	$30	$497	($17)	$4,297	$909	($8)	$132	$5,840

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss) excluding discontinued operations	$528	$408	($2)
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization on fixed maturity securities	(75)	(60)	(81)
Depreciation and other amortization	37	43	36
Deferred income taxes	(54)	(23)	(9)
Net realized investment (gain) loss	(2)	79	269
Net realized investment gain on interest in PIMCO	(169)	(327)
Net change in deferred policy acquisition costs	(376)	(558)	(264)
Interest credited to policyholder account balances	1,125	1,153	1,083
Change in trading securities	80	266	(114)
Change in accrued investment income		20	(54)
Change in future policy benefits	76	283	224
Change in other assets and liabilities	438	196	29

NET CASH PROVIDED BY OPERATING ACTIVITIES BEFORE DISCONTINUED OPERATIONS	1,608	1,480	1,117
Net cash provided by (used in) operating activities of discontinued operations (Note 6)	(28)	(1)	44

NET CASH PROVIDED BY OPERATING ACTIVITIES	1,580	1,479	1,161

CASH FLOWS FROM INVESTING ACTIVITIES
Fixed maturity and equity securities available for sale:
Purchases	(6,020)	(7,309)	(6,228)
Sales	1,133	2,143	921
Maturities and repayments	2,223	2,881	2,155
Repayments of mortgage loans	1,833	584	315
Proceeds from sales of real estate	41	5	28
Purchases of mortgage loans and real estate	(1,299)	(1,175)	(500)
Change in policy loans	(222)	(292)	(216)
Sale of interest in PIMCO (Note 4)	500	999
Other investing activity, net	611	201	403

NET CASH USED IN INVESTING ACTIVITIES	(1,200)	(1,963)	(3,122)

(Continued)
See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
(Continued)	2004	2003	2002

	(In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
Deposits	$5,633	$5,842	$6,820
Withdrawals	(5,575)	(5,604)	(4,787)
Short-term and long-term debt:
Net change in short-term debt	(109)	(200)	50
Payments of long-term debt			(14)
Capital contribution		350
Purchase of ESOP note			(46)
Allocation of unearned ESOP shares	11	11	9

NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES	(40)	399	2,032

Net change in cash and cash equivalents	340	(85)	71
Cash and cash equivalents, beginning of year	496	581	510

CASH AND CASH EQUIVALENTS, END OF YEAR	$836	$496	$581

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Income taxes paid	$129	$102	$11
Interest paid	$13	$29	$20

See Notes to Consolidated Financial Statements

Pacific Life Insurance Company and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND DESCRIPTION OF BUSINESS

Pacific Life Insurance Company (Pacific Life) was established in 1868 and is organized under the laws of the State of California as a stock life insurance company. Pacific Life is an indirect subsidiary of Pacific Mutual Holding Company (PMHC), a mutual holding company, and a wholly owned subsidiary of Pacific LifeCorp, an intermediate stock holding company. PMHC and Pacific LifeCorp were organized pursuant to consent received from the Insurance Department of the State of California (CA DOI) and the implementation of a plan of conversion to form a mutual holding company structure in 1997 (the Conversion).

From time to time, insurance companies review their states of legal domicile. Many factors are involved in this review including a state’s premium tax rate. Because state imposed premium taxes are generally based on the higher of the domiciliary state’s premium tax rate or the local state rate, insurers domiciled in high tax rate states pay a substantial retaliatory tax to states where the business is originated. After consideration of this and other factors, Pacific Life’s management has determined to pursue redomesticating Pacific Life from the State of California to the State of Nebraska. This determination is subject to regulatory approvals upon the filing of required applications. Management believes that such a redomestication is in the best interests of Pacific Life and its policyholders.

Pacific Life and its subsidiaries and affiliates have primary business operations consisting of life insurance, annuities, pension and institutional products, broker-dealer operations, and investment management and advisory services. Pacific Life’s primary business operations provide a broad range of life insurance, asset accumulation and investment products for individuals and businesses, and offer a range of investment products to institutions and pension plans.

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of Pacific Life Insurance Company and Subsidiaries (the Company) have been prepared in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP) and include the accounts of Pacific Life and its majority owned and controlled subsidiaries and variable interest entities (VIEs) created after February 1, 2003, of which the Company was determined to be the primary beneficiary. All significant intercompany transactions and balances have been eliminated. Included in other liabilities is minority interest of $34 million and $1 million as of December 31, 2004 and 2003, respectively. Included in operating expenses is the minority interest share of net income (loss) was zero, $1 million and ($1) million for the years ended December 31, 2004, 2003 and 2002, respectively.

Pacific Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the CA DOI. These consolidated financial statements materially differ from those filed with regulatory authorities
(Note 2).

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining deferred policy acquisition costs (DAC), investment valuation, including other than temporary impairments, derivative valuation and liabilities for future policy benefits. Actual results could differ from those estimates.

Certain prior year amounts have been reclassified to conform to the 2004 financial statement presentation.

RECENTLY ADOPTED ACCOUNTING PRONOUNCEMENTS

Effective January 1, 2004, the Company adopted Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Non Traditional Long-Duration Contracts and for Separate Accounts. SOP 03-1

addresses: 1) separate account presentation; 2) accounting for an insurance company’s proportionate interest in separate accounts; 3) transfers of assets from the general account to a separate account; 4) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits (GMDB) and annuitization benefits; and 5) accounting for sales inducements. In September 2004, the AICPA subsequently issued a Technical Practice Aid (TPA), which contains interpretive guidance on applying certain provisions of SOP 03-1. The interpretive guidance has been incorporated into the adoption of SOP 03-1.

Separate account assets and liabilities represent funds segregated for the benefit of certain contract holders who bear the investment risk. The Company’s current accounting is consistent with the provisions of SOP 03-1 relating to separate account reporting. For example, separate account assets and liabilities are equal and reported at fair value, and the Company does not have any current investments in separate accounts. Also, policyholder deposits and withdrawals, investment income and related realized investment gains and losses are excluded from the amounts reported in the consolidated statements of operations, and fees charged on contract holder deposits and balances are included in revenues as policy fees and investment advisory fees. The adoption of these provisions of SOP 03-1 did not impact the Company’s consolidated financial statements.

Certain variable annuity (VA) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from that insurance benefit, including GMDB and guaranteed living income benefits (GLIB). A liability is required to be established in addition to the account balance to recognize the portion of such assessments that compensate the insurance enterprise for benefits to be provided in future periods. The Company has historically established GMDB reserves and recorded a liability of $32 million as of December 31, 2003. There were no GLIB reserves established as of December 31, 2003. Upon the adoption of SOP 03-1, these reserves were increased by $24 million, with the GMDB reserve increased by $17 million to $49 million and the GLIB reserve was established at $7 million. Additionally, the present value of estimated gross profits underlying the VA DAC calculation was revised for the requirements of SOP 03-1, resulting in a $10 million reduction of the VA DAC asset.

Certain universal life (UL) and variable universal life (VUL) contracts classified as insurance contracts have amounts charged against contract holders for an insurance benefit feature assessed in a manner that is expected to result in profits in earlier years and subsequent losses from the insurance benefit, including policy death benefits, no lapse guarantee riders (NLGR) and related reinsurance ceded coverages. A liability, net of reinsurance ceded, is required in addition to the account balance to recognize the portion of such assessments that compensates the insurance enterprise for benefits to be provided in future periods. The Company has historically established a reserve for reinsurance cost on one life reinsurance agreement and recorded a liability of $37 million as of December 31, 2003. Upon the adoption of SOP 03-1, the reserve was decreased by $4 million. There were no NLGR or annuitization reserves established as of December 31, 2003. Upon adoption of SOP 03-1, reserves totaling $0.2 million for the NLGR insurance benefits and $0.1 million for annuitization were established. Additionally, the present value of estimated gross profits underlying the Company’s UL and VUL DAC calculation was not impacted and there was no resulting DAC impact.

Certain in force UL contracts have bonus interest features. None of these contract bonus interest features met the specific sales inducement criteria established in SOP 03-1. Therefore, the Company’s existing practice of accruing a bonus interest liability ratably over the period during which the bonus is earned up to the time it is credited to the contract holder account balance has been continued without modification.

As a result of the adoption of SOP 03-1, the Company recorded a decrease in net income of $19 million, net of tax, as a cumulative adjustment due to a change in accounting principle for the year ended December 31, 2004.

In March 2004, the Emerging Issues Task Force (EITF) reached consensus on Issue No. 03-16, Accounting for Investments in Limited Liability Companies. EITF Issue No. 03-16 provides guidance regarding whether a limited liability company should be viewed as similar to a corporation or similar to a partnership for purposes of determining whether a non-controlling investment should be accounted for using the cost method or the equity method of accounting. EITF Issue No. 03-16, which was effective in the third quarter of 2004, did not have a material impact on the Company’s consolidated financial statements.

On May 19, 2004, the Financial Accounting Standards Board (FASB) issued FASB Staff Position (FSP) Financial Accounting Standard (FAS) 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003. FSP FAS 106-2 provides accounting guidance for the effects of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act). FSP FAS 106-2 applies to sponsors of defined benefit postretirement health care plans for which a sponsor has concluded that prescription drug benefits available under the plan are actuarially equivalent to Medicare Part D and accordingly qualify for the subsidy under the Act (Medicare Subsidy). Adoption of the Act, which was effective December 31, 2004, did not have a material impact on the Company’s consolidated financial statements (Note 15).

On June 18, 2004, the FASB issued FSP FAS 97-1, Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, Permit or Require Accrual of an Unearned Revenue Liability. The implementation of SOP 03-1 has raised questions in practice regarding the interpretation of Statement of Financial Accounting Standard (SFAS) No. 97, concerning when it is appropriate to recognize an unearned revenue reserve. FSP FAS 97-1 became effective in the third quarter of 2004. The Company’s current method of establishing an unearned revenue reserve is in compliance with the requirements of FSP FAS 97-1 and adoption had no impact on the Company’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING PRONOUNCEMENTS

In November 2003, the FASB Task Force reached a partial consensus under EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments. This EITF required certain quantitative and qualitative disclosures for securities accounted for under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, which are impaired at the statement of financial condition date but for which an other than temporary impairment has not been recognized. The portions of this EITF on which consensus was reached were effective for financial statements for fiscal years ending after December 15, 2003. Effective December 31, 2003, the required disclosures were included in the notes to consolidated financial statements. The portions of this EITF on which consensus was not reached are not yet final. EITF Issue No. 03-1 provides more specific guidelines related to SFAS No. 115 regarding when impairments need to be recognized through the statement of operations, as well as on the statement of financial condition. EITF Issue No. 03-1 addresses whether a change in the interpretation of temporary impairments due to interest rate and credit spread moves is appropriate. Under EITF Issue No. 03-1, companies that do not have the ability and intent to hold an asset with unrealized losses until recovery of fair value would be required to impair the asset. Impaired losses would flow through net income and accretion on the impaired assets would be recognized in investment income in later periods. Currently, the FASB is considering whether a materiality threshold for recognizing impairment may be appropriate. The effective date for EITF Issue No. 03-1 has been delayed until this determination is made. The Company is monitoring the FASB discussions relating to the recognition of investment impairment and currently is unable to determine the impact of EITF Issue No. 03-1 on its consolidated financial statements.

In January 2003, the FASB issued FASB Interpretation No. 46, Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46). FIN 46 addresses whether certain types of entities, referred to as variable interest entities (VIE), should be consolidated in the Company’s consolidated financial statements. A VIE is an entity in which the equity investors lack certain essential characteristics of a controlling financial interest or that lacks sufficient equity to finance its own activities without financial support provided by other entities. A company is considered the primary beneficiary and must consolidate a VIE if it has a variable interest that will absorb a majority of the expected losses if they occur, receive a majority of the entity’s expected returns, or both. In December 2003, the FASB issued FIN 46 (revised December 2003), Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (FIN 46R). FIN 46R replaced FIN 46 to clarify and revise a number of key elements of FIN 46, including the definition of VIE and the treatment of fees paid to decision makers.

The provisions of FIN 46R are to be applied immediately to VIEs created after December 31, 2003. The consolidation requirements for the Company’s VIEs, created prior to December 31, 2003, will apply in the fiscal year beginning January 1, 2005. The Company has determined that it is the primary beneficiary of a Collateralized Debt Obligation (CDO) of high-yield debt securities that it sponsored in 1998. The Company is the collateral manager and a beneficial interest holder in such transaction. The Company earns management fees as the collateral manager on the outstanding asset balance, which are recorded in net investment income as earned. The collateral management fees were insignificant for each of the years ended December 31, 2004, 2003 and 2002. The assets, liabilities and carrying value of the CDO as of December 31, 2004 are $72 million, $65 million and $6 million, respectively. The carrying value is comprised of beneficial interests issued by the trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20.

In accordance with the transition provisions of FIN 46R, the Company estimates it may increase assets $65 million, liabilities $65 million, accumulated other comprehensive income $5 million and record a pre-tax loss of $5 million upon the adoption of FIN 46R in 2005. This loss would be a non economic loss that is anticipated to reverse into income at the termination of the VIE.

The Company has a significant variable interest in Aviation Capital Group Trust (Aviation Trust). Aviation Capital Group Holding Corp. (ACG), a majority owned subsidiary of Pacific LifeCorp, sponsored Aviation Trust, a financial asset securitization of aircraft in December 2000. ACG serves as the marketing and administrative agent, as well as a beneficial interest holder in the transaction. The assets, liabilities and carrying amount of the Aviation Trust as of December 31, 2004 are $597 million, $607 million and $10 million, respectively. The carrying value is comprised of beneficial interests issued by Aviation Trust, which are accounted for under the prospective method in accordance with EITF Issue No. 99-20. The Company has also issued a $30 million funding agreement to Aviation Trust as of December 31, 2004.

The Aviation Trust and CDO are not currently consolidated by the Company since unrelated third parties hold controlling interest through ownership of equity in Aviation Trust and the CDO, representing at least 3% of the value of the investment’s total assets throughout the life of the investment, and the equity class has the substantive risks and rewards of the residual interest of the investment. The debt issued by Aviation Trust and CDO is non-recourse to the Company. The carrying value represents the Company’s maximum exposure to loss.

INVESTMENTS

Fixed maturity and equity securities available for sale are reported at estimated fair value, with unrealized gains and losses, net of deferred income taxes and adjustments related to DAC, recorded as a component of other comprehensive income (OCI). For mortgage-backed securities and asset-backed securities included in fixed maturity securities available for sale, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. For fixed rate securities, the net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. These adjustments are reflected in net investment income. Trading securities are reported at estimated fair value with changes in estimated fair value included in net realized investment gain (loss).

Investment income consists primarily of interest and dividends, net investment income from partnership interests and income from certain derivative transactions. Interest is recognized on an accrual basis and dividends are recorded on the ex-dividend date. Accrual of income is suspended for fixed maturity securities when receipt of interest payments is in doubt.

The estimated fair value of fixed maturity and equity securities is generally obtained from independent pricing services. For fixed maturity securities not able to be priced by independent services (generally private placement and low volume traded securities), an internally developed matrix is used. The matrix utilizes the fair market yield curves, provided by a major independent data service, which determines the discount yield based upon the security’s weighted-average life, rating, and liquidity spread. The estimated fair value of the security is calculated as the present value of the estimated cash flows discounted at the yield determined above. For those securities not priced externally or by the matrix, the estimated fair value is internally determined, utilizing various techniques in valuing complex investments with variable cash flows.

The following table identifies the estimated fair value of fixed maturity securities by pricing sources.

	December 31, 2004		December 31, 2003

	Fixed Maturities	% of Total	Fixed Maturities	% of Total
	at Estimated	Estimated	at Estimated	Estimated
	Fair Value	Fair Value	Fair Value	Fair Value

	(In Millions)
Independent market quotations	$17,077	66.0%	$13,907	59.6%
Matrix-priced	5,523	21.4%	5,953	25.5%
Broker quotations	2,647	10.2%	2,367	10.2%
Other methods	614	2.4%	1,086	4.7%

	$25,861	100.0%	$23,313	100.0%

The matrix-priced securities primarily consist of private placements and have an average duration of five years as of December 31, 2004 and 2003.

The Company assesses whether other than temporary impairments have occurred based upon the Company’s case-by-case evaluation of the underlying reasons for the decline in estimated fair value. All securities with a gross unrealized loss at the consolidated statement of financial condition date are subjected to the Company’s process for identifying other than temporary impairments with additional focus on securities with unrealized losses greater than 20% of net carrying amount. The Company considers a wide range of factors, as described below, about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in the Company’s evaluation of each security are assumptions and estimates about the operations of the issuer and its future earnings potential.

Considerations used by the Company in the impairment evaluation process include, but are not limited to, the following:

•	The duration and extent that the estimated fair value has been below net carrying amount

•	Industry factors or conditions related to a geographic area that are negatively affecting the security

•	Underlying valuation of assets specifically pledged to support the credit

•	Past due interest or principal payments or other violation of covenants

•	Deterioration of the overall financial condition of the specific issuer

•	Downgrades by a rating agency

•	Ability and intent to hold the investment for a period of time to allow for a recovery of value

•	Fundamental analysis of the liquidity and financial condition of the specific issuer

Also, the Company estimates the cash flows over the life of certain purchased beneficial interests in securitized financial assets. Based upon current information and events, if the estimated fair value of its beneficial interests is less than or equal to its net carrying amount and if there has been an adverse change in the estimated cash flows since the last revised estimate, considering both timing and amount, then an other than temporary impairment is recognized.

Securities and purchased beneficial interests that are deemed to be other than temporarily impaired are written down to estimated fair value in the period the securities or purchased beneficial interest are deemed to be impaired.

Realized gains and losses on investment transactions are determined on a specific identification basis and are included in net realized investment gain (loss). The Company includes other than temporary impairment write-downs in net realized investment gain (loss).

During the year ended December 31, 2002, the Company transferred certain equity securities from available for sale to trading securities. A loss of $18 million was included in net realized investment gain (loss) from this transfer.

Mortgage loans, net of valuation allowances and write-downs, and policy loans are stated at unpaid principal balances.

Real estate is carried at depreciated cost, net of write-downs, or, for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition, if lower than the related unpaid balance.

Other investments primarily consist of partnership and joint ventures, derivative instruments, and low income housing related investments qualifying for tax credits (LIHTC). Partnership and joint venture interests where the Company does not have a controlling interest or majority ownership are recorded under the cost or equity method of accounting depending on the equity ownership position.

Investments in LIHTC are recorded under either the effective interest method, if they meet certain requirements, including a projected positive yield based solely on guaranteed credits, or are recorded under the equity method if these certain requirements are not met. For investments in LIHTC recorded under the effective interest method, the amortization of the original investment and the tax credits are recorded in the provision for income taxes (benefit). For investments in LIHTC recorded under the equity method, the amortization of the initial investment is included in net investment income, and the related tax credits are recorded in the provision for income taxes (benefit). The amortization recorded in net investment income was $24 million, $25 million and $26 million for the years ended December 31, 2004, 2003 and 2002, respectively.

The Company may loan securities in connection with its securities lending program administered by an authorized financial institution. The Company receives collateral in an amount equal to 102% of the estimated fair value of the loaned securities. The collateral pledged is restricted and not available for general use.

All derivatives, whether designated in hedging relationships or not, are required to be recorded at estimated fair value. If the derivative is designated as a cash flow hedge, the effective portion of changes in the estimated fair value of the derivative is recorded in OCI and recognized in earnings when the hedged item affects earnings. If the derivative is designated as a fair value hedge, the changes in the estimated fair value of the derivative and the hedged item are recognized in net realized investment gain (loss). The change in value of the hedged item associated with the risk being hedged is reflected as an adjustment to the carrying amount of the hedged item. For derivative instruments not designated as hedges, the change in estimated fair value of the derivative is recorded in net realized investment gain (loss). Estimated fair value exposure is calculated based on the aggregate estimated fair value of all derivative instruments with each counterparty, net of collateral received, in accordance with legally enforceable counterparty master netting agreements. If the estimated fair value exposure to the counterparty is positive, the amount is reflected in other assets whereas, if the estimated fair value exposure to the counterparty is negative, the estimated fair value is included in other liabilities.

The periodic cash flows for all hedging derivatives are recorded consistent with the hedged item on an accrual basis. For derivatives that are hedging securities, these amounts are included in net investment income. For derivatives that are hedging liabilities, these amounts are included in interest credited to policyholder account balances. For derivatives not designated as hedging instruments, the periodic cash flows are reflected in net realized investment gain (loss) on an accrual basis. Upon termination of a cash flow hedging relationship, the accumulated amount in OCI is amortized into net investment income or interest credited to policyholder account balances over the remaining life of the hedged item. Upon termination of a fair value hedging relationship, the accumulated cost basis adjustment to the hedged item is amortized into net investment income or interest credited to policyholder account balances over its remaining life.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all investments with an original maturity of three months or less.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily associated with the production of new business, are deferred and recorded as an asset commonly referred to as DAC. As of December 31, 2004 and 2003, the carrying value of DAC was $3.3 billion and $2.8 billion, respectively (Note 7).

For universal life, variable annuities and other investment-type contracts, acquisition costs are amortized through earnings in proportion to the present value of estimated gross profits (EGPs) from projected investment, mortality and expense margins and surrender charges over the estimated lives of the contracts. DAC related to traditional policies is amortized through earnings over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions and estimates consistent with those used in computing policy reserves. DAC related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Regular evaluations of EGPs are made to determine if actual experience or other evidence suggests that modeling assumptions should be revised. Significant assumptions in the development of EGPs include investment returns, surrender and lapse rates, interest spreads and mortality margins. Of these assumptions, the Company anticipates that investment returns are most likely to impact the rate of DAC amortization for variable annuities. For life insurance, deviations in any of the significant assumptions may impact DAC amortization. In general, favorable experience variances result in increased expected future profitability and may lower the rate of DAC amortization, whereas unfavorable experience variances result in decreased expected future profitability and may increase the rate of DAC amortization.

A change in the assumptions utilized to develop EGPs, commonly referred to as unlocking, results in a change to amounts expensed in the reporting period in which the change was made by adjusting the DAC balance to the level DAC would have been had the EGPs been calculated using the new assumptions over the entire amortization period. Revisions to the assumptions could also result in an impairment of DAC and a charge to expense if the present value of EGPs is less than the outstanding DAC balance as of the valuation date. All critical assumptions utilized to develop EGPs are routinely evaluated and necessary revisions are made to future EGPs to the extent that actual or anticipated experience indicates such a prospective change.

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The Company offers a sales inducement to the policyholder where the policyholder receives a bonus credit, typically ranging from 4.0% to 5.0% of each deposit. Capitalized sales inducements were $419 million and $382 million as of December 31, 2004 and 2003, respectively.

Value of business acquired (VOBA), included as part of DAC, represents the capitalized value relating to insurance contracts in force at the date of acquisition. Amortization of the VOBA on a block of single premium immediate and deferred annuities is calculated in proportion to the run-off in contract benefit reserves over the life of the contracts. Amortization of the VOBA on a block of universal life contracts is calculated over the expected life of the policies in proportion to the present value of EGPs from such policies. The VOBA balance was $86 million and $90 million as of December 31, 2004 and 2003, respectively.

POLICYHOLDER ACCOUNT BALANCES

Policyholder account balances on universal life and investment-type contracts, such as funding agreements, fixed account liabilities and guaranteed interest contracts (GICs), are valued using the retrospective deposit method and are equal to accumulated account values, which consist of deposits received, plus interest credited, less withdrawals and assessments. Interest credited to these contracts primarily ranged from 2.0% to 8.0%.

FUTURE POLICY BENEFITS

Annuity reserves, which primarily consist of group retirement and structured settlement annuities, are equal to the present value of expected future payments using pricing assumptions, as applicable, for interest rates, mortality, morbidity, retirement age and expenses. Interest rates used in establishing such liabilities ranged from 1.5% to 11.0%.

Policy charges assessed against policyholders that represent compensation to the Company for services to be provided in future periods are recorded as unearned revenue reserves. The unearned revenue is recognized in income over the expected life of the contract using the same methods and assumptions used to amortize DAC. Unearned revenue related to certain unrealized components in OCI, primarily unrealized gains and losses on securities available for sale, is amortized directly to equity through OCI.

Life insurance reserves are valued using the net level premium method on the basis of actuarial assumptions appropriate at policy issue. Mortality and persistency assumptions are generally based on the Company’s experience, which, together with interest and expense assumptions, include a margin for possible unfavorable deviations. Interest rate assumptions ranged from 4.5% to 9.3%. Future dividends for participating business are provided for in the liability for future policy benefits.

Dividends to policyholders are accrued based on dividend formulas approved by the Pacific Life Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 2004 and 2003, participating experience rated policies paying dividends represent less than 1% of direct written life insurance in force.

Estimates of future policy benefit reserves and liabilities are continually reviewed and, as experience develops, are adjusted as necessary. Such changes in estimates are included in earnings for the period in which such changes occur.

REVENUES, BENEFITS AND EXPENSES

Insurance premiums, annuity contracts with life contingencies and traditional life and term insurance contracts, are recognized as revenue when due. Benefits and expenses are matched against such revenues to recognize profits over the lives of the contracts. This matching is accomplished by providing for liabilities for future policy benefits, expenses of contract administration and the amortization of DAC.

Receipts for universal life and investment-type contracts are reported as deposits to either policyholder account balances or separate account liabilities, and are not included in revenue. Policy fees consist of mortality charges, surrender charges and expense charges that have been earned and assessed against related account values during the period. The timing of policy fee revenue recognition is determined based on the nature of the fees. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in revenue over the periods benefited. Benefits and expenses include policy benefits and claims incurred in the period that are in excess of related policyholder account balances, interest credited to policyholder account balances, expenses of contract administration and the amortization of DAC.

Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from their respective revenue and benefit and expense accounts.

Commission revenue from the Company’s broker-dealer subsidiaries is generally recorded on the trade date. Related commission expense is recorded when incurred.

Investment advisory fees are primarily fees earned from the Pacific Select Fund, the investment vehicle provided to the Company’s variable universal life and variable annuity contract holders. These fees are based upon the net asset value of the underlying portfolios, and are recorded as earned. Related subadvisory expense is included in operating expenses and is recorded when incurred.

DEPRECIATION AND AMORTIZATION

Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives, which range from 5 to 30 years. Depreciation of investment real estate is included in net investment income. Certain other assets are depreciated or amortized on the straight-line method over periods ranging from 3 to 40 years. Depreciation and amortization of certain other assets are included in operating expenses.

INCOME TAXES

Pacific Life and its includable subsidiaries are included in the consolidated Federal income tax return of PMHC. Pacific Life and its wholly owned, Arizona domiciled life insurance subsidiary, Pacific Life & Annuity Company (PL&A), are taxed as life insurance companies for Federal income tax purposes. Pacific Life’s non-insurance subsidiaries are either included in PMHC’s combined California franchise tax return or, if necessary, file separate state tax returns. Companies included in the consolidated Federal income tax return of PMHC and/or the combined California franchise tax return of PMHC are allocated tax expense or benefit based principally on the effect of including their operations in PMHC’s returns. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the differences are expected to be recovered or settled.

SEPARATE ACCOUNTS

Separate accounts primarily include variable annuity and life contracts, as well as other guaranteed and non-guaranteed accounts. Separate account assets and liabilities are recorded at estimated fair value and represent legally segregated contract holder funds. Deposits to separate accounts, investment income and realized and unrealized gains and losses on the separate account assets accrue directly to contract holders and, accordingly, are not reflected in the consolidated statements of operations or cash flows. However, on certain separate account products, the Company does contractually guarantee either a minimum return or account value, for which liabilities have been recorded in future policy benefits. Amounts charged to the separate account for mortality, surrender and expense charges are included in revenues as policy fees.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value of financial instruments, disclosed in Notes 8, 9 and 12, has been determined using available market information and appropriate valuation methodologies. However, considerable judgment is often required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

2.	STATUTORY RESULTS

Pacific Life prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the CA DOI, which is a comprehensive basis of accounting other than U.S. GAAP. The following are reconciliations of statutory capital and surplus, and statutory net income for Pacific Life, as compared to the amounts reported as stockholder’s equity and net income from these consolidated financial statements prepared in accordance with U.S. GAAP:

	December 31,
	2004	2003

	(In Millions)
Statutory capital and surplus	$2,814	$2,359
Deferred policy acquisition costs	3,278	2,817
Accumulated other comprehensive income	1,033	1,065
Non-admitted assets	399	332
Asset valuation reserve	311	436
Surplus notes	(150)	(150)
Deferred income taxes	(438)	(418)
Insurance and annuity reserves	(1,355)	(1,104)
Other	(52)	(35)

Stockholder’s equity as reported herein	$5,840	$5,302

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Statutory net income	$508	$277	$13
Deferred policy acquisition costs	376	558	264
Deferred income taxes	75	(121)	4
Partnerships and joint ventures	62	(7)	(40)
Derivatives	41	17	12
Asset-backed securities valuation differences	31	(23)	(60)
Statutory expense of minimum pension liability adjustment			81
Insurance and annuity reserves	(229)	(464)	58
Earnings of subsidiaries	(364)	125	(301)
Other	61	74	(2)

Net income as reported herein	$561	$436	$29

RISK-BASED CAPITAL

Risk-based capital is a method developed by the National Association of Insurance Commissioners to measure the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. The adequacy of a company’s actual capital is measured by the risk-based capital results, as determined by the formulas. Companies below minimum risk-based capital requirements are classified within certain levels, each of which requires specified corrective action. As of December 31, 2004 and 2003, Pacific Life and PL&A exceeded the minimum risk-based capital requirements.

DIVIDEND RESTRICTIONS

Dividend payments by Pacific Life to Pacific LifeCorp in any 12-month period cannot exceed the greater of 10% of unassigned surplus as of the preceding year end or the statutory net gain from operations for the previous year, without prior approval from the CA DOI. Based on this limitation and 2004 statutory results, Pacific Life could pay Pacific LifeCorp $597 million in dividends in 2005 without prior regulatory approval. No dividends were paid during 2004, 2003 and 2002.

The maximum amount of ordinary dividends that can be paid by PL&A to Pacific Life without restriction cannot exceed the lesser of 10% of statutory surplus as regards to policyholders, or the statutory net gain from operations. Based on this limitation and 2004 statutory results, PL&A could pay $31 million in dividends to Pacific Life in 2005 without prior regulatory approval. No dividends were paid during 2004, 2003 and 2002.

3.	CLOSED BLOCK

In connection with the Conversion, an arrangement known as a closed block (the Closed Block) was established, for dividend purposes only, for the exclusive benefit of certain individual life insurance policies that had an experience based dividend scale for 1997. The Closed Block was designed to give reasonable assurance to holders of the Closed Block policies that policy dividends will not change solely as a result of the Conversion.

Assets that support the Closed Block, which are primarily included in fixed maturity securities, policy loans and accrued investment income, amounted to $290 million and $292 million as of December 31, 2004 and 2003, respectively. Liabilities allocated to the Closed Block, which are primarily included in future policy benefits, amounted to $314 million and $317 million as of December 31, 2004 and 2003, respectively. The contribution to income from the Closed Block amounted to $2 million, $2 million and $5 million and is primarily included in insurance premiums, net investment income and policy benefits paid or provided for the years ended December 31, 2004, 2003 and 2002, respectively.

4.	INTEREST IN PIMCO

The Company owns a beneficial economic interest in Pacific Investment Management Company LLC (PIMCO) through Allianz Global Investors of America L.P., formerly Allianz Dresdner Asset Management of America L.P. PIMCO offers investment products through managed accounts and institutional, retail and offshore mutual funds.

On May 5, 2000, a transaction was closed whereby Allianz of America, Inc. (Allianz), a subsidiary of Allianz AG, acquired substantially all interests in PIMCO other than those beneficially owned by the Company. In connection with this transaction, the Company exchanged its prior ownership interest for a new security, PIMCO Class E limited partnership units. The interest in PIMCO is subject to a Continuing Investment Agreement with Allianz that provides for put options held by the Company, and call options held by Allianz, respectively. The option price is based on the per unit amount, as defined in the Continuing Investment Agreement, for the most recently completed four calendar quarters multiplied by a factor of 14.

On March 10, 2003, the Continuing Investment Agreement and other related agreements were amended. The amendments provide for monthly put and/or call options, limited to a maximum of $250 million per quarter through March 2004. In any month subsequent to March 2004, the Company can also put, or Allianz can also call, all of the interest in PIMCO held by the Company. Other amendments to these agreements limit the increase or decrease in the value of the put and call options to a maximum of 2% per year of the per unit amount as defined in the Continuing Investment Agreement as of December 31 of the preceding calendar year. The per unit value as of December 31, 2004 and 2003 was $574,004 and $562,964, respectively. The per unit value is also subject to a cap and a floor of $600,000 and $500,000 per unit, respectively. Distributions are dependent on the performance of PIMCO and will be subject to certain limitations as defined in the agreements. Distributions, which are included in net investment income, totaled $40 million, $89 million and $156 million for the years ended December 31, 2004, 2003 and 2002, respectively.

During the year ended December 31, 2004, Allianz exercised two call options of $250 million each to purchase approximately $500 million of the Company’s interest in PIMCO. The pre-tax realized investment gain for the year ended December 31, 2004 was $169 million. During the year ended December 31, 2003, the Company exercised four put options of $250 million each to sell approximately $1 billion of its interest in PIMCO to Allianz. The pre-tax realized investment gain for the year ended December 31, 2003 was $327 million.

5.	ACQUISITIONS

The Company’s acquisitions are accounted for under the purchase method of accounting.

On September 9, 2004, Pacific Life acquired a 49.7% common stock ownership in Asset Management Finance Corporation (AMFC), a financial advisor for investment management firms, for $40 million. In connection with this transaction, Pacific Life has a commitment to fund an additional $20 million in subordinated debt during 2005. Pacific Life was determined to be the primary beneficiary of the VIE, and AMFC was included in the consolidated financial statements as of the transaction date. As of December 31, 2004, assets consolidated from the VIE totaled $67 million. Liabilities consolidated from the VIE totaled $2 million as of December 31, 2004. Included in other income and operating expenses from the VIE was $0.5 million and $2.5 million, respectively, for the year ended December 31, 2004.

Effective April 1, 2004, Pacific Select Distributors, Inc. (PSD), a wholly owned subsidiary of Pacific Life, purchased from Pacific LifeCorp, its wholly owned broker-dealer subsidiary, M.L. Stern & Co., LLC (MLS). As of the transaction date, MLS’s assets and liabilities of $37 million and $25 million, respectively, were included in the consolidated financial statements of the Company. The purchase price of $12 million was based on MLS’s after tax book value. In accordance with SFAS No. 141, Business Combinations, since this transaction is between entities under common control, as the receiving entity, Pacific Life is required to report the consolidated results of operations of MLS as though the transfer of net assets had occurred at the beginning of the period. Accordingly, MLS’s consolidated statement of operations is included in the Company’s consolidated statement of operations for the years ended December 31, 2004, 2003 and 2002, respectively, after elimination of intercompany transactions.

In October 2002, a transaction was closed whereby PSD acquired a 45% ownership in Waterstone Financial Group, Inc. (Waterstone), a broker-dealer. The purchase price of $4 million was primarily recorded as goodwill. In March 2003, PSD increased its ownership in Waterstone to 62% for a purchase price of $1 million and began including Waterstone in the Company’s consolidated financial statements. Prior to this increased ownership, Waterstone was accounted for under the equity method.

On December 31, 2001, a transaction was closed whereby Pacific Life exchanged its 100% common stock ownership in World-Wide Holdings Limited (World-Wide) for a 22.5% common stock ownership in Scottish Re Group Limited, formerly Scottish Annuity & Life Holdings, Ltd. (Scottish). World-Wide’s assets and liabilities were approximately $164 million and $103 million, respectively. Scottish, a publicly traded specialty reinsurer, issued new ordinary shares in exchange for World-Wide at a value of $78 million. Goodwill resulting from this transaction was $7 million. During 2002, Pacific Life’s common stock ownership in Scottish was reduced to 16.8% when Scottish issued additional shares to the public.

In July 2003, the Company sold approximately 34% of its common stock ownership in Scottish for $30 million and recognized an after tax gain of $2 million during the year ended December 31, 2003. In addition, Scottish issued additional shares to the public further reducing the Company’s common stock ownership interest to 8.5% as of December 31, 2003. The Company accounted for its investment in Scottish on the equity method until March 31, 2004, as it continued to hold two of the nine board positions on the Scottish Board of Directors. During the second quarter of 2004, the Company resigned one of the two positions and changed its method of accounting for Scottish to the cost method.

6.	DISCONTINUED OPERATIONS

On November 29, 2004, the Company signed a definitive agreement (Agreement) to sell its group insurance segment business to PacifiCare Health Systems, Inc. (PacifiCare). The proposed transaction is structured as a coinsurance arrangement that is expected to close in early 2005, contingent upon certain closing conditions, including required regulatory approvals. After the transaction closes, the Company will cede to PacifiCare future premiums received for its existing group insurance segment business and PacifiCare will assume future claim liabilities. Group insurance segment liabilities as of the closing date will not be reinsured. PacifiCare will also obtain renewal rights for the existing business as of the closing date.

Operating results of discontinued operations, relating to the group insurance segment, were as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Revenues	$814	$990	$969
Benefits and expenses	763	948	921

Income from discontinued operations	51	42	48
Provision for income taxes	18	14	17

Income from discontinued operations, net of tax	$33	$28	$31

Fixed assets related to discontinued operations, which will transfer to PacifiCare, were $6 million as of December 31, 2004 and 2003.

Although the purchase price is contingent upon certain factors, as defined in the Agreement, the Company does not anticipate incurring a net loss as a result of this transaction.

The group insurance segment primarily offers group life, health and dental insurance, and stop loss insurance products to corporate, government and labor-management-negotiated plans. The group life, health and dental insurance is primarily distributed through a network of sales offices and the stop loss insurance is distributed through a network of third-party administrators.

Group insurance segment liabilities consist of future policy benefits, such as reserves for group health and group life, of $139 million and $203 million, and other liabilities of $42 million and $44 million as of December 31, 2004 and 2003, respectively.

Reserves for group health contracts are based on actual experience and morbidity assumptions. Liabilities for unpaid claims and claim expenses for group health contracts include estimates of claims that have been reported but not settled and estimates of claims incurred but not reported, based on the Company’s historical claims development patterns and other actuarial assumptions. Group life insurance reserves, including premium waivers, are based on various tabular methods and actual loss experience. Disabled life reserves are determined using various tabular reserve methods.

7.	DEFERRED POLICY ACQUISITION COSTS

Components of DAC are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Balance, January 1	$2,817	$2,261	$2,113

Additions:
Capitalized during the year	868	821	573

Amortization:
Allocated to commission expenses	(373)	(210)	(232)
Allocated to operating expenses	(119)	(53)	(77)

Total amortization	(492)	(263)	(309)

Allocated to OCI net unrealized (gains) losses	85	(2)	(116)

Balance, December 31	$3,278	$2,817	$2,261

During the year ended December 31, 2004, the Company revised certain assumptions related to the model used to calculate the present value of EGPs relating to its variable annuity products. This resulted in a decrease to DAC amortization expense of $15 million, net of taxes.

During the year ended December 31, 2002, the Company recorded a pre-tax expense of $102 million, in addition to periodic amortization expense, reflecting a reduction of the DAC asset relating to its variable annuity products. The reduction was the result of continued deterioration during 2002 of the equity markets and the Company’s decision in 2002 to revise certain assumptions, including a reduction in the long-term total return assumption for the underlying investments in the separate accounts supporting its variable annuity products from 9.0% to 7.75%.

8.	INVESTMENTS

The net carrying amount, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities available for sale are shown below. The net carrying amount represents amortized cost adjusted for other than temporary declines in value and changes in the estimated fair value of fixed maturity securities attributable to the risk designated in a fair value hedge. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, fair values were estimated based on amounts provided by independent pricing services specializing in matrix pricing and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity utilizing matrix pricing and other modeling techniques.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$255	$6	$6	$255
Obligations of states and political subdivisions	1,148	223	6	1,365
Foreign governments	445	51	15	481
Corporate securities	14,914	1,046	51	15,909
Mortgage-backed and asset-backed securities	7,597	279	49	7,827
Redeemable preferred stock	21	3		24

Total fixed maturity securities	$24,380	$1,608	$127	$25,861

Total equity securities	$311	$61		$372

As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	$333	$5	$19	$319
Obligations of states and political subdivisions	1,080	181	6	1,255
Foreign governments	384	49	11	422
Corporate securities	14,383	1,182	59	15,506
Mortgage-backed and asset-backed securities	5,603	286	83	5,806
Redeemable preferred stock	5			5

Total fixed maturity securities	$21,788	$1,703	$178	$23,313

Total equity securities	$162	$25	$3	$184

The net carrying amount and estimated fair value of fixed maturity securities available for sale as of December 31, 2004, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Net
	Carrying	Gross Unrealized		Estimated
	Amount	Gains	Losses	Fair Value

	(In Millions)
Due in one year or less	$1,169	$33	$2	$1,200
Due after one year through five years	6,668	360	22	7,006
Due after five years through ten years	4,749	371	20	5,100
Due after ten years	4,197	565	34	4,728

	16,783	1,329	78	18,034

Mortgage-backed and asset-backed securities	7,597	279	49	7,827

Total	$24,380	$1,608	$127	$25,861

The following tables present the number of investments, and the estimated fair value and gross unrealized losses for fixed maturity and equity securities, excluding securities accounted for under EITF Issue No. 99-20, where the estimated fair value had declined and remained below the net carrying amount.

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	5	$144	($6)
Obligations of states and political subdivisions	20	116	(5)
Foreign governments	6	44	(15)
Corporate securities	251	2,487	(50)
Federal agency mortgage-backed securities	202	2,676	(29)

Total fixed maturity securities	484	5,467	(105)
Total equity securities	26	62	(15)

Total	510	$5,529	($120)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2004:
U.S. Treasury securities and obligations of U.S. government authorities and agencies				5	$144	($6)
Obligations of states and political subdivisions	9	$20	($1)	11	96	(4)
Foreign governments	4	18	(1)	2	26	(14)
Corporate securities	210	2,095	(30)	41	392	(20)
Federal agency mortgage-backed securities	177	2,571	(26)	25	105	(3)

Total fixed maturity securities	400	4,704	(58)	84	763	(47)
Total equity securities				26	62	(15)

Total	400	$4,704	($58)	110	$825	($62)

	Total
			Gross
		Estimated	Unrealized
	Number	Fair Value	Losses

		(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	11	79	(11)
Corporate securities	214	1,719	(53)
Federal agency mortgage-backed securities	3	39

Total fixed maturity securities	257	2,173	(89)
Total equity securities	65	73	(26)

Total	322	$2,246	($115)

	Less than 12 Months			12 Months or Greater
			Gross			Gross
		Estimated	Unrealized		Estimated	Unrealized
	Number	Fair Value	Losses	Number	Fair Value	Losses

		(In Millions)			(In Millions)
As of December 31, 2003:
U.S. Treasury securities and obligations of U.S. government authorities and agencies	11	$227	($19)
Obligations of states and political subdivisions	18	109	(6)
Foreign governments	8	52	(1)	3	$27	($10)
Corporate securities	183	1,481	(40)	31	238	(13)
Federal agency mortgage-backed securities	3	39

Total fixed maturity securities	223	1,908	(66)	34	265	(23)
Total equity securities	17	7	(1)	48	66	(25)

Total	240	$1,915	($67)	82	$331	($48)

As of December 31, 2004, the Company holds five fixed maturity securities with an unrealized loss greater than 20% of their net carrying amount. The net carrying amount and unrealized loss of these five securities is $44 million and $15 million, respectively. The securities primarily represent investments in a foreign central bank. The Company has evaluated the temporarily impaired securities and concluded after assessing the credit quality of the underlying security (Note 1) that amounts recorded are fully recoverable. The Company has the ability and intent to hold the securities until recovery.

    Major categories of investment income and related investment expense are summarized as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Fixed maturity securities	$1,334	$1,289	$1,184
Equity securities	10	6	7
Mortgage loans	234	197	181
Real estate	32	32	34
Policy loans	187	200	203
Other	133	154	173

Gross investment income	1,930	1,878	1,782
Investment expense	95	105	114

Net investment income	$1,835	$1,773	$1,668

Net investment income includes prepayment fees on fixed maturity securities and mortgage loans of $62 million, $55 million and $11 million as of December 31, 2004, 2003 and 2002, respectively.

    The components of net realized investment gain (loss) are as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Fixed maturity securities:
Gross gains on sales	$49	$40	$18
Gross losses on sales	(24)	(57)	(48)
Other than temporary impairments	(86)	(135)	(209)
Other	13	2	21

Total fixed maturity securities	(48)	(150)	(218)

Equity securities:
Gross gains on sales	6	7	5
Gross losses on sales	(1)		(4)
Other than temporary impairments	(1)	(4)	(25)
Other	1	1

Total equity securities	5	4	(24)

Mortgage loans	(5)	(3)	(3)
Real estate	5	(3)	5
Derivatives	46	8	8
Other investments	(1)	65	(37)

Total	$2	($79)	($269)

The change in unrealized gain (loss) on investments in available for sale and trading securities is as follows:

	Years Ended December 31,
	2004	2003	2002

	(In Millions)
Available for sale securities:
Fixed maturity	($44)	$552	$734
Equity	39	14	(3)

Total	($5)	$566	$731

Trading securities	($3)	$53	($18)

The cumulative unrealized gain on trading securities held as of December 31, 2004 and 2003, was $18 million and $21 million, respectively.

Fixed maturity securities, which have been non-income producing for the twelve months preceding December 31, 2004 and 2003, totaled $17 million and $5 million, respectively.

As of December 31, 2004 and 2003, fixed maturity securities of $14 million were on deposit with state insurance departments to satisfy regulatory requirements. The Company’s interest in PIMCO (Note 4) exceeds 10% of total stockholder’s equity as of December 31, 2004.

Mortgage loans on real estate are collateralized by properties primarily located throughout the U.S. As of December 31, 2004, $784 million, $323 million, $316 million, $205 million and $201 million were located in California, Texas, Michigan, North Carolina and Arizona, respectively. As of December 31, 2004, $162 million was located in Canada.

The Company had a mortgage loan general valuation allowance of $26 million as of December 31, 2004 and 2003. During the year ended December 31, 2004, the Company received a discounted loan payoff that resulted in a direct write-down of $5 million. Additionally during 2004, one mortgage loan with a balance of $6 million was foreclosed and transferred to real estate. This real estate investment was subsequently sold in 2004, resulting in a $1 million gain. During the year ended December 31, 2003, the Company recorded a specific valuation allowance of $3 million on two mortgage loans. This was in addition to a specific valuation allowance of $4 million that had been established on one of the mortgage loans during the year ended December 31, 2002. During 2003, these mortgage loans were foreclosed and transferred to real estate at a value of $28 million.

The Company did not have mortgage loans with accrued interest more than 180 days past due as of December 31, 2004 or 2003.

There were no real estate write-downs during the year ended December 31, 2004. During the year ended December 31, 2003, one real estate investment, with a balance of $27 million, was considered impaired and written down by $4 million. During the year ended December 31, 2002, one real estate investment with a balance of $6 million was considered impaired and written down by $1 million. Goodwill related to the acquisition of real estate property, acquired through a limited liability company, was considered impaired due to the negative impact of the economy on property performance and written down $5 million during the year ended December 31, 2003.

9.	DERIVATIVES AND HEDGING ACTIVITIES

The Company primarily utilizes derivative instruments to manage its exposure to interest rate risk, foreign currency risk, credit risk, and equity risk. Derivative instruments are also used to manage the duration mismatch of assets and liabilities. The Company utilizes a variety of derivative instruments, including swaps, foreign exchange forward contracts, caps, floors, options, and exchange traded futures contracts.

The Company applies hedge accounting by designating derivative instruments as either fair value or cash flow hedges on the date the Company enters into a derivative contract. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk management objectives and strategy for undertaking various hedge transactions. In this documentation, the Company specifically identifies the asset, liability, firm commitment, or forecasted transaction that has been designated as a hedged item and states how the hedging instrument is expected to hedge the risks related to the hedged item. The Company formally measures effectiveness of its hedging relationships both at the hedge inception and on an ongoing basis in accordance with its risk management policy. Hedge effectiveness is assessed quarterly by a variety of techniques, including Value-at-Risk, regression analysis, and cumulative dollar offset. In certain circumstances, hedge effectiveness is assumed because the derivative instrument was constructed such that all critical terms of the derivative exactly match the hedged risk in the hedged item.

The following table is a reconciliation of the notional amount by derivative type and hedging strategy:

	December 31,			December 31,
	2003	Additions	Terminations	2004
	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$9,078	$2,886	$2,008	$9,956
Interest rate swaps	807	238	379	666
Forward starting interest rate swap agreements	200	725	100	825
Other	130	97	181	46

	10,215	3,946	2,668	11,493

Fair value hedges:
Interest rate swaps	350	655	55	950
Credit default swaps	50	100		150
Other	43			43

	443	755	55	1,143

Derivatives not designated as hedging instruments:
Variable annuity riders	3,423	3,179		6,602
Synthetic GICs	4,835	480		5,315
Total return swaps	243	600	297	546
Credit default swaps	430	65	270	225
Other	563	229	504	288

	9,494	4,553	1,071	12,976

Total	$20,152	$9,254	$3,794	$25,612

The following table is a summary of estimated fair value by derivative type and hedging strategy:

	December 31,
	2004	2003
	(In Millions)
Cash flow hedges:
Foreign currency interest rate swaps	$684	$723
Interest rate swaps	(6)	(4)
Forward starting interest rate swap agreements	(20)	(7)

	658	712

Fair value hedges:
Interest rate swaps	(6)	(3)
Credit default swaps	5	(1)
Other	1	2

	—	(2)

Derivatives not designated as hedging instruments:
Variable annuity riders	42
Total return swaps	(16)	(23)
Credit default swaps		1
Other	(5)	2

	21	(20)

Total	$679	$690

Although the notional amounts of derivatives do not represent amounts that must be paid or received in the future (or in the case of currency swaps represent an obligation to pay one currency and receive another), such amounts do provide an indication of their potential sensitivity to interest rates or currencies, as applicable. The market sensitivity of a derivative would approach that of a cash instrument having a face amount equal to the derivative’s notional amount.

For the derivatives held as of December 31, 2004 and 2003, 92% and 94%, respectively, met the short-cut or critical terms method of assuming no ineffectiveness in the hedging relationship as specified in SFAS No. 133.

CASH FLOW HEDGES

The Company primarily uses foreign currency interest rate swaps, forward starting interest rate swaps and interest rate swaps to manage its exposure to variability in cash flows due to changes in foreign currencies and the benchmark interest rate. These cash flows include those associated with existing assets and liabilities, as well as the forecasted interest cash flows related to anticipated investment purchases and liability issuances. Such anticipated investment purchases and liability issuances are considered probable to occur and are generally completed within 10 years of the inception of the hedge.

Foreign currency interest rate swap agreements are used to convert a fixed or floating rate, foreign-denominated asset or liability to a U.S. dollar fixed rate asset or liability. The foreign currency interest rate swaps involve the exchange of an initial principal amount in two currencies, and the agreement to re-exchange the currencies at a future date, at an agreed exchange rate. There is also periodic exchange of interest payments in the two currencies at specified intervals, calculated using agreed upon rates and the exchanged principal amounts. The main currencies that the Company hedges are the Euro, British Pound, Swiss Franc, and Canadian Dollar.

Forward starting interest rate swaps and financial futures contracts are used to hedge the variability in the future interest receipts or payments stemming from the anticipated purchase of fixed rate securities or issuance of fixed rate liabilities due to changes in benchmark interest rates. These derivatives are predominately used to lock in interest rate levels to match future cash flow characteristics of assets and liabilities. Forward starting interest rate swaps involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed and floating rate interest amounts calculated by reference to an underlying notional amount to begin at a specified date in the future for a specified period of time. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or by delivery of the financial instrument. Price changes on futures are settled daily through the required margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

Interest rate swap agreements are used to convert a floating rate asset or liability to a fixed rate to hedge the variability of cash flows of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are predominately used to better match the cash flow characteristics between assets and liabilities. These agreements involve the exchange, at specified intervals, of interest payments resulting from the difference between fixed rate and floating rate interest amounts calculated by reference to an underlying notional amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party.

The Company has not discontinued any cash flow hedges of anticipated transactions. The Company did not record any ineffectiveness for cash flow hedges during the years ended December 31, 2004, 2003 and 2002. Over the next 12 months, the Company anticipates that $3 million of deferred gains on derivative instruments in accumulated OCI that will be reclassified to earnings. For the year ended December 31, 2004, none of the Company’s hedged forecasted transactions were determined to be probable of not occurring. No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

FAIR VALUE HEDGES

The Company primarily uses interest rate swaps and credit default swaps to manage its exposure to changes in the fair values of its assets and liabilities due to fluctuations in the benchmark interest rate and credit risk.

Interest rate swap agreements are used to convert a fixed rate asset or liability to a floating rate to hedge the changes in fair value of the hedged asset or liability due to changes in benchmark interest rates. These derivatives are used primarily to closely match the duration of the assets supporting specific liabilities.

Credit default swap agreements (buy protection) are used to reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness or changes in the credit sector spread over the benchmark interest rate. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

For the years ended December 31, 2004, 2003, and 2002, the ineffectiveness related to fair value hedges was immaterial and was recorded in net realized investment gain (loss). No component of the hedging instrument’s fair value is excluded from the determination of effectiveness.

DERIVATIVES NOT DESIGNATED AS HEDGING INSTRUMENTS

The Company issues certain insurance and reinsurance policies that are considered to have embedded derivatives. When it is determined that the embedded derivative possesses economic and risk characteristics that are not clearly and closely related to those of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, it is separated from the host contract and accounted for as a stand-alone derivative.

The Company offers a rider on certain variable annuity contracts that guarantees net principal over a ten year holding period. In addition, the Company offers a rider on certain variable annuity contracts that guarantees a minimum withdrawal benefit over a 14 year period subject to certain restrictions. These embedded derivatives are recorded on the consolidated statements of financial condition in future policy benefits at estimated fair value, with changes in their estimated fair value recorded in net realized investment gain (loss).

The Company issues synthetic GICs to Employee Retirement Income Security Act of 1974 (ERISA) qualified defined contribution employee benefit plans (ERISA Plan). The ERISA Plan uses the contracts in its stable value or guaranteed fixed income option. Synthetic GICs provide some of the ERISA Plan’s assets a guarantee of principal and interest, as they relate to certain benefit payments. The Company has an off balance sheet risk that the value of the underlying assets is insufficient to meet these guarantees. To control this risk, the Company pre-approves all investment guidelines. The ERISA Plan absorbs default risk. The interest rate guarantee is reset periodically to reflect actual performance results. As of December 31, 2004, the Company had outstanding commitments to maintain liquidity for benefit payments on notional amounts of $5.3 billion compared to $4.8 billion as of December 31, 2003. The notional amounts represent the value of the ERISA Plan’s assets only and are not a measure of the exposure to the Company.

The Company also enters into total return swaps, credit default swaps and interest rate swaps without designating the derivatives as hedging instruments. Derivatives that are not designated as hedging instruments are entered into primarily to manage the Company’s equity risk, interest rate risk, credit risk, and for yield enhancement.

Put options/total return swaps are primarily used to economically hedge the changes in fair value due to equity risk associated with the variable annuity riders. These agreements generally involve the exchange of a fixed rate payment for the return of a specified index below a strike price. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

Credit default swaps (sell protection), in combination with fixed maturity securities, are used to replicate the investment characteristics of another investment or instrument that may operate as a substitute for a cash market investment and increase the exposure to credit risk in underlying securities. The Company also enters into credit default swaps (buy protection) to economically reduce the exposure to credit risk in underlying securities for changes in the underlying security’s fair value attributable to changes in the obligor’s creditworthiness without applying hedge accounting. These agreements involve the payment of fixed amounts at specific intervals in exchange for the protection from potential credit events associated with the underlying security.

Net realized investment gains (losses) for the years ended December 31, 2004, 2003 and 2002 include ($17) million, $24 million and $3 million, respectively, related to realized gains and losses, changes in estimated fair value, and periodic net settlements of derivative instruments not designated as hedges.

CREDIT EXPOSURE

In accordance with legally enforceable counterparty master agreements, credit exposure is measured on a counterparty basis as the net positive aggregate estimated fair value net of any collateral received. The Company attempts to limit its credit exposure by dealing with creditworthy counterparties, establishing risk control limits, executing legally enforceable master netting agreements, and obtaining collateral where appropriate. As of December 31, 2004, the Company received collateral of $427 million and no collateral was pledged to other counterparties. In addition, each counterparty is extensively reviewed to evaluate its financial stability before entering into each agreement and throughout the period that the financial instrument is owned. All of the credit exposure for the Company from derivative contracts is with investment grade counterparties. The Company has not incurred any losses on derivative financial instruments due to counterparty nonperformance.

Because exchange traded futures and options are transacted through a regulated exchange, and positions are marked to market and settled on a daily basis, the Company has little exposure to credit related losses in the event of nonperformance by counterparties to such financial instruments. The Company is required to pledge collateral for any futures contracts that are entered into. The amount of collateral that is required is determined by the exchange on which it is traded. The Company currently pledges cash and U.S. Treasury Bills to satisfy this collateral requirement.

The following table summarizes the notional and credit exposure for all derivatives for which the Company has credit exposure to a counterparty:

	December 31, 2004
	Notional	Credit
	Amount	Exposure
	(In Millions)
AAA	$716	$99
AA	4,921	187
A	1,188	45

Total	$6,825	$331

10.	POLICYHOLDER LIABILITIES

POLICYHOLDER ACCOUNT BALANCES

The detail of the liability for policyholder account balances is as follows:

	December 31,
	2004	2003
	(In Millions)
Universal life	$15,415	$14,123
Funding agreements	7,722	6,677
Fixed account liabilities	5,110	5,141
GICs	1,405	1,980

Total	$29,652	$27,921

FUTURE POLICY BENEFITS

The detail of the liability for future policy benefits is as follows:

	December 31,
	2004	2003
	(In Millions)
Annuity reserves	$3,814	$3,708
Unearned revenue reserve	502	479
Closed block liabilities	312	315
Policy benefits payable	165	191
Life insurance	100	100
Other	17	17

Total	$4,910	$4,810

11.	DEBT

SHORT-TERM DEBT

Pacific Life maintains a $700 million commercial paper program. There was no commercial paper debt outstanding as of December 31, 2004. Commercial paper debt outstanding as of December 31, 2003 was $125 million bearing an interest rate of 1.0%. In addition, Pacific Life has a bank revolving credit facility of $400 million, for which there was no debt outstanding as of December 31, 2004 and 2003. The credit facility matures in 2007.

During the first quarter of 2004, Pacific Life became a member of the Federal Home Loan Bank of San Francisco (FHLB). This membership required Pacific Life to purchase shares of the FHLB’s capital stock at a cost of $26 million. The capital stock will earn a quarterly dividend declared by the FHLB’s Board of Directors. Membership will enable Pacific Life to borrow from the FHLB amounts that are based on a percentage of statutory capital and surplus. During 2004, Pacific Life could have borrowed amounts up to $660 million. These borrowings are at variable rates of interest, collateralized by certain mortgage loan and government securities. Of this amount, half, or $330 million, could have been borrowed for terms other than overnight, out to a maximum term of nine months. There were no borrowings outstanding with the FHLB as of December 31, 2004.

MLS has a broker lending agreement with a bank for a $25 million line of credit, of which $16 million was outstanding for the year ended December 31, 2004. The loan bears interest at the Federal funds rate plus a spread; such rates reset daily and was 3.2% as of December 31, 2004. The lending agreement has no specified maturity.

LONG-TERM DEBT

Pacific Life has $150 million of surplus notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The surplus notes may not be redeemed at the option of Pacific Life or any holder of the surplus notes. The surplus notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Life. Each payment of interest and principal on the surplus notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense, offset by interest earned on interest rate swaps of $3 million, amounted to $9 million for the year ended December 31, 2004. Interest expense amounted to $12 million for each of the years ended December 31, 2003 and 2002.

Pacific Life entered into interest rate swaps converting the fixed rate surplus notes to variable rate notes based upon the London Interbank Offered Rate. In accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, the interest rate swaps were designated as fair value hedges of the surplus notes, and hedge effectiveness has been established because the interest rate swaps were constructed such that all critical terms of the interest rate swaps exactly match the surplus notes. The carrying value of the surplus notes is adjusted for the change in fair value due to movements in interest rates from the period the hedging relationship was designated, which is completely offset by the change in the fair value of the interest rate swaps. The fair value adjustment was an unrealized loss of $10 million as of December 31, 2004.

12.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of the Company’s financial instruments are as follows:

	December 31, 2004		December 31, 2003
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
		(In Millions)
Assets:
Fixed maturity and equity securities (Note 8)	$26,233	$26,233	$23,497	$23,497
Trading securities	226	226	306	306
Mortgage loans	3,286	3,483	3,811	4,163
Policy loans	5,629	5,629	5,407	5,407
Interest in PIMCO (Note 4)	606	606	1,089	1,089
Other invested assets	114	114	121	100
Derivative instruments (Note 9)	758	758	830	830
Cash and cash equivalents	836	836	496	496
Liabilities:
Funding agreements and GICs	9,127	9,156	8,657	8,618
Fixed account liabilities	5,110	5,108	5,141	5,149
Short-term debt	16	16	125	125
Long-term debt	160	183	150	178
Derivative instruments (Note 9)	79	79	140	140

The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 2004 and 2003:

TRADING SECURITIES

The estimated fair value of trading securities is based on quoted market prices.

MORTGAGE LOANS

The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flows, using a market rate that is applicable to the yield, credit quality and average maturity of the composite portfolio.

POLICY LOANS

The carrying amounts of policy loans are a reasonable estimate of their fair values because interest rates are generally variable and based on current market rates.

OTHER INVESTED ASSETS

The estimated fair value of the other invested assets is based on the ownership percentage of the underlying equity of the private equity investment.

DERIVATIVE INSTRUMENTS

Derivative instruments are reported at estimated fair value based on market quotations or internally established valuations consistent with external valuation models.

CASH AND CASH EQUIVALENTS

The carrying values approximate fair values due to the short-term maturities of these instruments.

FUNDING AGREEMENTS AND GUARANTEED INTEREST CONTRACTS

The fair value of funding agreements and GICs is estimated using the rates currently offered for deposits of similar remaining maturities.

FIXED ACCOUNT LIABILITIES

Fixed account liabilities include annuity and deposit liabilities. The estimated fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

SHORT-TERM DEBT

The carrying amount of short-term debt is a reasonable estimate of its fair value because the interest rates are variable and based on current market rates.

LONG-TERM DEBT

The estimated fair value of long-term debt is based on market quotes.

13.	COMPREHENSIVE INCOME

The Company displays comprehensive income and its components on the accompanying consolidated statements of stockholder’s equity. OCI is shown net of reclassification adjustments and net of deferred income taxes. The disclosure of the gross components of OCI and related taxes is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Gross holding gain (loss):
Holding gain (loss) on securities available for sale	($46)	$417	$474
Holding gain (loss) on derivatives	68	56	(144)
Income tax	(8)	(167)	(115)
Reclassification adjustment:
Realized loss on sale of securities available for sale	43	159	243
Realized (gain) loss on derivatives	(8)	8	6
Income tax benefit	(12)	(59)	(87)
Net unrealized gain (loss) on discontinued operations, net of tax	(3)	2	3
Allocation of holding (gain) loss to future policy benefits	(24)	21	31
Allocation of holding (gain) loss to DAC	85	(2)	(116)
Income (taxes) benefit	(21)	(7)	30

Net unrealized gain on securities available for sale	74	428	325

Holding gain on interest in PIMCO	16	33	354
Income tax on holding gain	(7)	(9)	(129)
Reclassification of realized gain on sale of interest in PIMCO	(169)	(327)
Income tax on realized gain	59	123

Net unrealized gain (loss) on interest in PIMCO	(101)	(180)	225
Minimum pension liability and other adjustments	(5)	41	(44)

Total	($32)	$289	$506

14.	REINSURANCE

The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger mortality risks or, in the case of a producer-owned reinsurance company, to diversify risk and retain top producing agents. Amounts receivable from reinsurers for reinsurance of future policy benefits, universal life deposits, and unpaid losses are included in other assets. All assets associated with business reinsured on a yearly renewable term and modified coinsurance basis remain with, and under the control of, the Company.

Amounts recoverable (payable) from (to) reinsurers include the following amounts:

	December 31,
	2004	2003
	(In Millions)
Universal life deposits	($106)	($99)
Future policy benefits	166	168
Premiums due	(54)	(72)
Paid claims	45	54
Unpaid claims	16	4
Other	13	31

As of December 31, 2004, 74% of the reinsurance recoverables were from two reinsurers, of which 100% is secured by payables to the reinsurers. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies. The components of insurance premiums are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Direct premiums	$239	$298	$237
Ceded reinsurance	(178)	(155)	(134)
Assumed reinsurance	43	34	14

Insurance premiums	$104	$177	$117

Revenues and benefits are shown net of the following reinsurance transactions:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Ceded reinsurance netted against policy fees	$108	$103	$78
Ceded reinsurance netted against net investment income	270	283	277
Ceded reinsurance netted against interest credited	200	217	219
Ceded reinsurance netted against policy benefits	145	139	122
Assumed reinsurance included in policy benefits	10	15	6

15.	EMPLOYEE BENEFIT PLANS

PENSION PLANS

Pacific Life provides a defined benefit pension plan covering all eligible employees of the Company. Certain subsidiaries do not participate in this plan. On July 1, 2000, Pacific Life converted this final average pay formula defined benefit plan to a cash balance approach. Active employees’ existing benefits in this plan were converted to opening balances and will increase over time from credits, based on years of service and compensation levels, and quarterly interest accruals. The full-benefit vesting period for all participants is five years. Pacific Life’s funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in ERISA, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Life, as well as mutual funds managed by PIMCO.

In addition, Pacific Life maintains supplemental employee retirement plans (SERPs) for certain eligible employees. As of December 31, 2004 and 2003, the projected benefit obligation was $94 million and $84 million, respectively. The fair value of plan assets as of December 31, 2004 and 2003 was zero. The net periodic benefit cost of the SERPs was $9 million, $8 million and $6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

Components of the net periodic pension expense are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Service cost — benefits earned during the year	$18	$16	$15
Interest cost on projected benefit obligation	18	18	16
Expected return on plan assets	(18)	(13)	(14)
Amortization of net obligations and prior service cost	4	4	1

Net periodic pension expense	$22	$25	$18

The following tables set forth the changes in benefit obligation, plan assets and funded status reconciliation:

	December 31,
	2004	2003
	(In Millions)
Change in benefit obligation:
Benefit obligation, beginning of year	$315	$279
Service cost	18	16
Interest cost	18	18
Transfer of liabilities and plan amendments	(1)
Actuarial loss	15	24
Benefits paid	(20)	(22)

Benefit obligation, end of year	$345	$315

Change in plan assets:
Fair value of plan assets, beginning of year	$242	$175
Actual return on plan assets	26	44
Employer contributions	19	45
Benefits paid	(20)	(22)

Fair value of plan assets, end of year	$267	$242

Funded status reconciliation:
Funded status	($78)	($73)
Unrecognized transition obligation	3	4
Unrecognized prior service cost	3	6
Unrecognized actuarial loss	60	58

Net amount recognized	($12)	($5)

	December 31,
	2004	2003
	(In Millions)
Amounts recognized in the consolidated statement of financial condition consist of:
Prepaid benefit cost	$65	$63
Accrued benefit liability	(95)	(86)
Intangible asset	6	9
Accumulated other comprehensive income	12	9

Net amount recognized	($12)	($5)

Other comprehensive (income) loss attributable to change in additional minimum pension liability	$3	($59)

	December 31,
	2004	2003
Weighted-average assumptions used to determine benefit obligations:
Discount rate	5.75%	6.00%
Rate of compensation increase	4.00%	4.00%

	Years Ended December 31,
	2004	2003	2002
Weighted-average assumptions used to determine net periodic benefit costs:
Discount rate	6.00%	6.75%	7.00%
Expected long-term return on plan assets	8.00%	8.00%	8.50%
Rate of compensation increase	4.00%	4.00%	4.50%

In developing the expected long-term rate of return on plan assets, the Company considers many factors. These factors consist of a review of historical returns and the future expectations for returns for each asset class, as well as the target asset allocation of the plan’s portfolio. The Company also considers current market conditions, as well as the views of financial advisers and economists.

Benefit payments for the year ended December 31, 2004 amounted to $20 million. Pacific Life expects to contribute $14 million to the plans in 2005. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2005	$31
2006	34
2007	44
2008	31
2009	32
2010-2014	167

The Company’s pension plan’s weighted-average asset allocations by asset category are as follows:

	December 31,
	2004	2003
Asset category:
Equity-type investments	63%	67%
Fixed income investments	32%	33%
Other	5%

Total	100%	100%

It is intended that the defined benefit pension plan assets be invested in equity-type and fixed income investments, as long as the investments are consistent with the assumption that more than average risk and appropriate overall diversification is maintained and liquidity is sufficient to meet cash flow requirements. The targeted portfolio allocation is 70-80% equity-type and 20-30% fixed income investments. The defined benefit pension plan establishes and maintains a fundamental and long-term orientation in the determination of asset mix and selection of investment funds. This tolerance for more than average risk and long-term orientation provides the basis for a larger allocation to equities with some additional bias to higher risk investments for higher return.

POSTRETIREMENT BENEFITS

Pacific Life provides a defined benefit health care plan and a defined benefit life insurance plan (the Plans) that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Life’s policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions, which can be adjusted annually. Pacific Life’s commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis.

The net periodic postretirement benefit cost for each of the years ended December 31, 2004, 2003 and 2002 was $1 million. As of December 31, 2004 and 2003, the accumulated benefit obligation was $21 million. The actuarial gain due to the Medicare Subsidy was $2 million as of December 31, 2004. The fair value of the plan assets as of December 31, 2004 and 2003 was zero. The amount of accrued benefit cost included in other liabilities was $22 million as of December 31, 2004 and 2003.

The Plans include both indemnity and HMO coverage. The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 11.0% and 12.0% for 2004 and 2003, respectively, and is assumed to decrease gradually to 5.0% in 2010 and remain at that level thereafter.

The amount reported is materially affected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31, 2004 would be increased by 7.1%, and the aggregate of the service and interest cost components of the net periodic benefit cost would increase by 6.4%. If the health care cost trend rate assumptions were decreased by 1%, the accumulated postretirement benefit obligation as of December 31, 2004 would be decreased by 6.3%, and the aggregate of the service and interest cost components of the net periodic benefit cost would decrease by 5.7%.

The discount rate used in determining the accumulated postretirement benefit obligation was 5.75% and 6.0% for 2004 and 2003, respectively.

Benefit payments for the year ended December 31, 2004 amounted to $3 million, which included $1 million of participant contributions. The expected benefit payments are as follows (In Millions):

Years Ending December 31:
2005	$3
2006	3
2007	4
2008	4
2009	4
2010-2014	12

OTHER PLANS

Pacific Life provides a voluntary Retirement Incentive Savings Plan (RISP) pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of Pacific LifeCorp and certain of its subsidiaries. Pacific Life’s RISP matches 75% of each employee’s contributions, up to a maximum of 6.0% of eligible employee compensation, to an Employee Stock Ownership Plan (ESOP). ESOP contributions made by the Company amounted to $11 million, $11 million and $10 million for the years ended December 31, 2004, 2003 and 2002, respectively, and are included in operating expenses.

The ESOP was formed at the time of the Conversion and is only available to the participants of the RISP in the form of matching contributions. Pacific LifeCorp issued 1.7 million shares of common stock to the ESOP in 1997, in exchange for a promissory note of $21 million bearing an interest rate of 6.5%. Interest and principal payments are due semiannually in equal installments through September 2, 2012. In 1999, Pacific Life loaned cash to the ESOP to pay off the promissory note due Pacific LifeCorp. The interest rate was reduced to 6.0% effective September 2, 1999. This loan was repaid in 2002.

On January 9, 2002, Pacific Life loaned cash of $46 million to the ESOP in exchange for a 5.5% promissory note due January 9, 2017. The ESOP then purchased 2 million shares of newly issued common stock of Pacific LifeCorp at a price of $23.00 per share in exchange for cash. These newly issued shares were purchased in order for the ESOP to maintain its matching contributions to participants in the plan. Interest and principal payments made by the ESOP to Pacific Life are funded by contributions from Pacific Life.

Amounts loaned to the ESOP by Pacific Life are included in unearned ESOP shares. The unearned ESOP shares account is reduced as ESOP shares are released for allocation to participants through ESOP contributions by Pacific Life. In addition, when the fair value of ESOP shares being released for allocation to participants is different from the original issue price of those shares, the difference is recorded in paid-in capital.

The Company has deferred compensation plans that permit eligible employees to defer portions of their compensation and earn interest on the deferred amounts. The interest rate is determined annually. The compensation that has been deferred has been accrued and the primary expense related to this plan, other than compensation, is interest on the deferred amounts. The Company also has performance-based incentive compensation plans for its employees.

16.	INCOME TAXES

The provision for income taxes (benefit) is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Current	$185	$172	($120)
Deferred	(43)	(23)	(9)

Provision for income taxes (benefit) from continuing operations	142	149	(129)
Provision for income taxes on discontinued operations	18	14	17
Deferred income tax provision on cumulative adjustment due to change in accounting principle	(11)

Total	$149	$163	($112)

The sources of the Company’s provision for deferred taxes are as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Deferred policy acquisition costs	$78	$125	$119
Investment valuation	48	42	(34)
Hedging	40	(13)	(1)
Partnership income	34	19	(20)
Low income housing tax credit carryover		74	(43)
Policyholder reserves	(61)	(113)	(29)
Interest in PIMCO (Note 4)	(203)	(147)	(8)
Other	15	(13)	8

Provision for deferred taxes	(49)	(26)	(8)
Deferrred taxes from discontinued operations	(5)	3	(1)
Deferred taxes on cumulative adjustment due to change in accounting principle	11

Provision for deferred taxes from continuing operations	($43)	($23)	($9)

A reconciliation of the provision for income taxes (benefit) based on the prevailing corporate statutory tax rate to the provision reflected in the consolidated financial statements is as follows:

	Years Ended December 31,
	2004	2003	2002
	(In Millions)
Provision for income taxes (benefit) at the statutory rate	$241	$195	($46)
State income taxes	1	11	3
Nontaxable investment income	(25)	(16)	(9)
Low income housing and foreign tax credits	(32)	(30)	(32)
Amounts related to prior periods	(42)	(10)	(39)
Change in state effective rate	(2)
Other	1	(1)	(6)

Provision for income taxes (benefit) from continuing operations	$142	$149	($129)

The net deferred tax liability, included in other liabilities as of December 31, 2004 and 2003, is comprised of the following tax effected temporary differences:

	December 31,
	2004	2003
	(In Millions)
Deferred tax assets:
Policyholder reserves	$380	$319
Investment valuation	78	126
Deferred compensation	36	34
Retirement benefits	19	18
Dividends to policyholders	5	6
Other	4	13

Total deferred tax assets	522	516

Deferred tax liabilities:
DAC	(522)	(444)
Partnership income	(57)	(23)
Hedging	(43)	(3)
Interest in PIMCO (Note 4)	(37)	(240)
Depreciation	(18)	(10)

Total deferred tax liabilities	(677)	(720)

Net deferred tax liability from operations	(155)	(204)
Unrealized gain on derivatives and securities available for sale	(489)	(450)
Unrealized gain on interest in PIMCO (Note 4)	(77)	(129)
Minimum pension liability and other adjustments	4	2

Net deferred tax liability	($717)	($781)

17.	SEGMENT INFORMATION

The Company has four operating segments: Life Insurance, Institutional Products, Annuities & Mutual Funds and Broker-Dealers. These segments are managed separately and have been identified based on differences in products and services offered. All other activity is included in Corporate and Other.

The Life Insurance segment offers universal life, variable universal life and other life insurance products to individuals, small businesses and corporations through a network of distribution channels that include regional life offices, sales centers, marketing organizations, wirehouse broker-dealer firms and a national producer group that has produced over 10% of the segment’s in force business.

The Institutional Products segment offers investment and annuity products to pension fund sponsors and other institutional investors primarily through its home office marketing team and other intermediaries.

The Annuities & Mutual Funds segment offers variable and fixed annuities to individuals and small businesses through National Association of Securities Dealers (NASD) firms, regional and national wirehouses, and financial institutions. In addition, Annuities & Mutual Funds also offers the Pacific Funds, a multi-class, open-end investment management company. Pacific Life is the investment adviser to the Pacific Funds.

The Broker-Dealers segment includes NASD registered firms that provide securities and insurance brokerage services and investment advisory services. PSD primarily serves as the underwriter/distributor of registered investment-related products and services, principally variable life and variable annuity contracts issued by Pacific Life.

Corporate and Other primarily includes investment income, expenses and assets not attributable to the operating segments, and the operations of certain subsidiaries that do not qualify as operating segments. Corporate and Other also includes the elimination of intersegment revenues, expenses and assets, including commission revenue and expense from the sale of Pacific Life’s variable life and annuity products. The group insurance segment (Note 6) is included in Corporate and Other as discontinued operations.

The Company uses the same accounting policies and procedures to measure segment net income and assets as it uses to measure its consolidated net income and assets. Net investment income and net realized investment gain (loss) are allocated based on invested assets purchased and held as is required for transacting the business of that segment. Overhead expenses are allocated based on services provided. Interest expense is allocated based on the short-term borrowing needs of the segment and is included in net investment income. The provision for income taxes (benefit) is allocated based on each segment’s actual tax provision.

The operating segments are allocated equity based on formulas determined by management and receive a fixed interest rate (debenture) return on their allocated equity. The debenture amount is reflected as investment expense in net investment income in the Corporate and Other segment and as investment income in the operating segments.

The Company generates substantially all of its revenues and net income from customers located in the U.S. As of December 31, 2004 and 2003, the Company had foreign investments of $5.9 billion and $5.2 billion, respectively.

The following is segment information as of and for the year ended December 31, 2004:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$867	$3	$393			$1,263
Insurance premiums	(91)	195				104
Net investment income	730	821	224	$2	$58	1,835
Net realized investment gain (loss)	(11)	(25)	51		(13)	2
Net realized investment gain on interest in PIMCO					169	169
Commission revenue			4	806	(540)	270
Investment advisory fees	25		177	46		248
Other income		4	1	21	27	53

Total revenues	1,520	998	850	875	(299)	3,944

BENEFITS AND EXPENSES
Interest credited	539	425	161			1,125
Policy benefits	256	438	21			715
Commission expenses	253	4	262	742	(540)	721
Operating expenses	250	28	190	131	95	694

Total benefits and expenses	1,298	895	634	873	(445)	3,255

Income from continuing operations before provision for income taxes	222	103	216	2	146	689
Provision for income taxes	54	17	27	1	43	142

Income from continuing operations	168	86	189	1	103	547
Income from discontinued operations, net of taxes (Note 6)					33	33
Cumulative adjustment due to change in accounting principle, net of taxes	2		(21)			(19)

Net income	$170	$86	$168	$1	$136	$561

Total assets	$23,561	$15,665	$33,616	$176	$1,603	$74,621
DAC	1,322	76	1,880			3,278
Separate account assets	4,730	199	27,103			32,032
Policyholder and contract liabilities	16,647	13,339	4,576			34,562
Separate account liabilities	4,730	199	27,103			32,032

The following is segment information as of and for the year ended December 31, 2003:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$644	$3	$285			$932
Insurance premiums	(76)	253				177
Net investment income	685	876	197	$1	$14	1,773
Net realized investment gain (loss)	(64)	(67)	(7)		59	(79)
Net realized investment gain on interest in PIMCO					327	327
Commission revenue			1	715	(496)	220
Investment advisory fees	21		117	36		174
Other income		4		24	28	56

Total revenues	1,210	1,069	593	776	(68)	3,580

BENEFITS AND EXPENSES
Interest credited	544	455	154			1,153
Policy benefits	253	499	18			770
Commission expenses	115	4	213	676	(496)	512
Operating expenses	187	20	160	100	121	588

Total benefits and expenses	1,099	978	545	776	(375)	3,023

Income from continuing operations before provision for income taxes	111	91	48		307	557
Provision for income taxes	9	11	1		128	149

Income from continuing operations	102	80	47	—	179	408
Income from discontinued operations, net of taxes (Note 6)					28	28

Net income	$102	$80	$47	$0	$207	$436

Total assets	$21,303	$14,911	$26,757	$114	$2,253	$65,338
DAC	1,197	73	1,547			2,817
Separate account assets	4,083	419	20,661			25,163
Policyholder and contract liabilities	15,315	12,765	4,651			32,731
Separate account liabilities	4,083	419	20,661			25,163

The following is segment information for the year ended December 31, 2002:

			Annuities
	Life	Institutional	& Mutual	Broker-	Corporate
	Insurance	Products	Funds	Dealers	and Other	Total
	(In Millions)
REVENUES
Policy fees	$604	$3	$250			$857
Insurance premiums	(74)	191				117
Net investment income	668	806	119	$1	$74	1,668
Net realized investment loss	(83)	(71)	(11)		(104)	(269)
Commission revenue			1	576	(385)	192
Investment advisory fees	20		100	33		153
Other income	6	9	1	11	34	61

Total revenues	1,141	938	460	621	(381)	2,779

BENEFITS AND EXPENSES
Interest credited	530	459	94			1,083
Policy benefits	240	428	69			737
Commission expenses	116	7	222	534	(385)	494
Operating expenses	165	15	160	86	170	596

Total benefits and expenses	1,051	909	545	620	(215)	2,910

Income (loss) from continuing operations before provision for income taxes (benefit)	90	29	(85)	1	(166)	(131)
Provision for income taxes (benefit)	11	(3)	(34)		(103)	(129)

Income (loss) from continuing operations	79	32	(51)	1	(63)	(2)
Income from discontinued operations, net of taxes (Note 6)					31	31

Net income (loss)	$79	$32	($51)	$1	($32)	$29

18.	TRANSACTIONS WITH AFFILIATES

Pacific Life serves as the investment adviser for the Pacific Select Fund, the investment vehicle provided to the Company’s variable life and variable annuity contract holders, and the Pacific Funds (Note 17). Pacific Life charges advisory and other fees based primarily upon the net asset value of the underlying portfolios. These charges amounted to $205 million, $141 million and $123 million for the years ended December 31, 2004, 2003 and 2002, respectively. In addition, Pacific Life provides certain support services to the Pacific Select Fund, the Pacific Funds and other affiliates based on an allocation of actual costs. Fees amounted to $3 million, $4 million and $4 million for the years ended December 31, 2004, 2003 and 2002, respectively.

As discussed in Note 5, Scottish was an affiliate of the Company through the first quarter of 2004. Included in insurance premiums are amounts ceded to subsidiaries of Scottish of $5 million, $16 million and $3 million for the quarter ended March 31, 2004 and the years ended December 31, 2003 and 2002, respectively.

19.	COMMITMENTS AND CONTINGENCIES

The Company has outstanding commitments to make investments, primarily in fixed maturity securities, mortgage loans, limited partnerships and other investments, as follows (In Millions):

Years Ending December 31:
2005	$555
2006 through 2009	382
2010 and thereafter	27

Total	$964

The Company leases office facilities under various noncancelable operating leases. Rent expense, which is included in operating expenses, in connection with these leases was $14 million, $13 million and $13 million for the years ended December 31, 2004, 2003 and 2002, respectively. Operating leases related to the sale of the group insurance segment business will be transferred to PacifiCare. Aggregate minimum future commitments, including $38 million related to discontinued operations, are as follows (In Millions):

Years Ending December 31:
2005	$20
2006 through 2009	48
2010 and thereafter	18

Total	$86

In connection with the operations of certain of the Company’s broker-dealer subsidiaries, Pacific Life has made commitments to provide for additional capital funding as may be required.

The Company is a respondent in a number of legal proceedings, some of which involve allegations for extra-contractual damages. In the opinion of management, the outcome of the foregoing proceedings is not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company has from time to time divested certain of its businesses. In connection with such divestitures, there may be lawsuits, claims and proceedings instituted or asserted against the Company related to the period that the businesses were owned by the Company or pursuant to indemnifications provided by the Company in connection with the respective transactions, with terms that range in duration and often are not explicitly defined. Because the amounts of these types of indemnifications often are not explicitly stated, the overall maximum amount of the obligation under such indemnifications cannot be reasonably estimated. The Company has not historically made significant payments for these indemnifications. The estimated maximum potential amount of future payments under these obligations is not determinable due to the lack of a stated maximum liability for certain matters and, therefore, no related liability has been recorded. Management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

The Company provides routine indemnifications relating to lease agreements. Currently, the Company has several such agreements in place with various expiration dates. Based on historical experience and evaluation of the specific indemnities, management believes that judgments, if any, against the Company related to such matters are not likely to have a material adverse effect on the consolidated financial position or results of operations of the Company.

For all derivative contracts with a counterparty, the Company enters into master agreements that may include a termination event clause associated with the Company’s credit rating. If the Company’s insurer financial strength rating falls below a specified level assigned by certain rating agencies or, in most cases, if one of the rating agencies ceases to provide an insurer financial strength rating, the counterparty can terminate the master agreement with payment due based on the estimated fair value of the underlying derivatives. As of December 31, 2004, the Company did not approach the specified level.

The Company operates in a business environment, which is subject to various risks and uncertainties. Such risks and uncertainties include, but are not limited to, interest rate risk, investment market risk, credit risk and legal and regulatory changes.

Interest rate risk is the potential for interest rates to change, which can cause fluctuations in the value of investments, the liabilities for future policy benefits and the carrying amount of DAC. To the extent that fluctuations in interest rates cause the duration of assets and liabilities to differ, the Company may have to sell assets prior to their maturity and realize losses. The Company controls its exposure to this risk by utilizing, among other things, asset/liability matching techniques that attempt to match the duration of assets and liabilities and utilization of derivative instruments. Additionally, the Company includes contractual provisions limiting withdrawal rights for certain of its products. A substantial portion of the Company’s liabilities is not subject to surrender or can be surrendered only after deduction of a surrender charge or a market value adjustment.

The Company’s investments in equity related securities and results from its variable products, including the carrying amount of DAC, are subject to changes in equity prices and the capital markets.

Credit risk is the risk that issuers of investments owned by the Company may default or that other parties may not be able to pay amounts due to the Company. The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approval procedures, limits and ongoing monitoring. Real estate and mortgage loan investment risks are limited by diversification of geographic location and property type. Management does not believe that significant concentrations of credit risk exist.

The Company is also exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. The Company manages this risk through credit approvals and limits on exposure to any specific counterparty and obtaining collateral. However, the Company does not anticipate nonperformance by the counterparties. The Company determines counterparty credit quality by reference to ratings from independent rating agencies or, where such ratings are not available, by internal analysis.

The Company is subject to various state and Federal regulatory authorities. The potential exists for changes in regulatory initiatives, which can result in additional, unanticipated expense to the Company. Existing Federal laws and regulations affect the taxation of life insurance or annuity products and insurance companies. There can be no assurance as to what, if any, cases might be decided or future legislation might be enacted, or if decided or enacted, whether such cases or legislation would contain provisions with possible negative effects on the Company’s life insurance or annuity products.

Supplement to Prospectus Dated May 1, 2005 for

Pacific Select Exec, Pacific Select Choice, Pacific Select Performer 500
Pacific Select Estate Preserver Last Survivor,
Pacific Select Estate Preserver II Last Survivor,
Pacific Select Estate Preserver III Last Survivor,
Pacific Select Estate Preserver IV Last Survivor
and Pacific Select Estate Preserver V Last Survivor
Flexible Premium Variable Life Insurance Policies
and the Pacific Select Estate Maximizer Modified Single
Premium Variable Life Insurance Policy (each a “policy”)
Issued by Pacific Life Insurance Company

In this supplement, you and your mean the Policyholder or Owner. Pacific Life, we, us, and our refer to Pacific Life Insurance Company. M Fund refers to M Fund, Inc. You’ll find an explanation of what terms used in this supplement mean in the accompanying variable life insurance prospectus or the M Fund Prospectus.

The M Fund is described in detail in its prospectus and in its Statement of Additional Information (SAI).

Each policy is described in detail in its accompanying variable life insurance prospectus. Except as described below, all features and procedures of each policy described in its prospectus remain intact.	This supplement provides information about four additional variable investment options offered under your policy. Each of these investment options is set up as a variable account under our separate account: Brandes International Equity Variable Account (“Variable Account I”), Turner Core Growth Variable Account (“Variable Account II”), Frontier Capital Appreciation Variable Account (“Variable Account III”), and Business Opportunity Value Variable Account (“Variable Account V”) invests in a corresponding portfolio of the M Fund.

Variable Account I:  Brandes International Equity Fund
Variable Account II: Turner Core Growth Fund
Variable Account III: Frontier Capital Appreciation Fund
Variable Account V: Business Opportunity Value Fund

You can allocate premium payments and transfer accumulated value to these variable investment options, as well as to the other investment options described in the accompanying variable life insurance prospectus, subject to any allocation and transfer limitations described in that prospectus. Additionally, only 2 transfers in any calendar month may involve Variable Account I.

Supplement dated May 1, 2005

Your policy’s accumulated value will fluctuate depending on the investment options you’ve chosen.	About the variable investment options
The following chart is a summary of the M Fund portfolios. Each M Fund portfolio invests in different securities and has its own investment goals, strategies and risks. The value of each portfolio will fluctuate with the value of the investments it holds and returns are not guaranteed. You’ll find detailed descriptions of the portfolios, including the risks associated with investing in the portfolios, in the accompanying M Fund prospectus. There’s no guarantee that a portfolio will achieve its investment objective. You should read the M Fund prospectus carefully before investing.

The
Portfolio’s
		Investment	The Portfolio’s Main	Portfolio
	Portfolio	Goal	Investments	Manager

	Brandes International Equity	Long-term capital appreciation.	Equity securities of foreign issuers. Focuses on stocks with capitalizations of $1 billion or more.	Brandes Investment Partners, L.P.
	Turner Core Growth	Long-term capital appreciation.	Common stocks of U.S. companies that the subadviser believes have strong earnings growth potential.	Turner Investment Partners, Inc.
	Frontier Capital Appreciation	Maximum capital appreciation.	Common stock of U.S. companies of all sizes, with emphasis on stocks of companies with capitalizations that are consistent with the capitalizations of those companies found in the Russell 2500.	Frontier Capital Management Company, LLC

We are not responsible for the operation of the M Fund or any of its portfolios. We also are not responsible for ensuring that the M Fund and its portfolios comply with any laws that apply.	Business Opportunity Value	Long-term capital appreciation	Equity securities of U.S. issuers in the large-to-medium-capitalization segment of the U.S. stock market.	Iridian Asset Management LLC

M Financial Investment Advisers, Inc. (MFIA) is the investment adviser for each portfolio of the M Fund, and has retained other firms to manage the portfolios. MFIA and the M Fund’s Board of Directors oversee the management of all of the M Fund’s portfolios.

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The section Fee tables: Total annual fund expenses is replaced with the following:

Total annual fund operating expenses
This table shows the minimum and maximum total operating expenses charged by the portfolios that you may pay periodically during the time that you own the policy. This table shows the range (minimum and maximum) of fees and expenses charged by any of the portfolios, expressed as a percentage of average daily net assets, for the year ended December 31, 2004, adjusted to reflect anticipated fees and expenses of new portfolios.

You’ll find more about M Fund fees and expenses in the accompanying M Fund prospectus.	Each variable account of the separate account purchases shares of the corresponding fund portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in each fund’s prospectus.

	Minimum	Maximum

Total annual portfolio operating expenses[1]	0.29%	1.63%

[1] Amounts shown are gross expenses deducted from portfolio assets, including advisory fees, 12b-1 distribution expenses, and other expenses.

To help limit Pacific Select Fund expenses, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse each portfolio of Pacific Select Fund, except the American Funds Growth-Income portfolio, but including the American Funds Growth portfolio, for its operating expenses (including organizational expenses, but not including advisory fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of each portfolio’s business; and expenses of counsel or other persons or services retained by the Pacific Select Fund’s independent trustees) that exceed an annual rate of 0.10% of a portfolio’s average daily net assets. Such waiver or reimbursement is subject to repayment to Pacific Life, for a period of time as permitted under regulatory and/or accounting standards (currently 3 years from the end of the fiscal year in which the reimbursement took place), to the extent such expenses fall below the 0.10% expense cap in future years. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. There is no guarantee that Pacific Life will continue to cap expenses after April 30, 2006. Until May 1, 2007, or if earlier, such time as the American Funds Growth-Income and American Funds Growth portfolios no longer invest substantially all of their assets in a master fund, Pacific Life will limit its total investment advisory fee to 0.36% for each portfolio. Also, in the case of the American Funds Growth-Income portfolio, Pacific Life has contractually agreed to waive all or part of its investment advisory fees or otherwise reimburse the portfolio for its ordinary operating expenses including the proportionate share of the net fees and expenses of the master fund that exceed the annual rate of 1.01% of its average daily net assets until April 30, 2006. Additionally, if the SEC issues an order to permit the substitution of the Equity Income portfolio with the American Funds Growth-Income portfolio, the guarantee period shall include the two year period beginning on the effective date of the substitution, unless otherwise required.

Effective May 1, 2005, Pacific Select Fund entered into an Advisory Fee Reduction Program (“program”), which may lower the advisory fee paid to Pacific Life under the investment advisory agreement. Pursuant to this program, Pacific Life has agreed to waive 0.00125% of its advisory fee for the period from May 1, 2005 through April 30, 2006. This reduction is not reflected in the chart above. See the Pacific Select Fund prospectus for details on fees and expenses of the Pacific Select Fund and on the program.

For the period from May 1, 2005 to April 30, 2006, M Fund’s adviser has contractually agreed to reimburse the M Fund for any expenses (other than advisory fees, brokerage or other portfolio transaction expenses or expenses for litigation, indemnification, taxes or other extraordinary expenses) to the extent that such expenses exceed 0.25% of the Fund’s annualized average daily net assets.

Statements and reports we’ll send you We’ll send you financial statements that we receive from M Fund.

The rights we describe in the accompanying variable life insurance prospectus under Making changes to the separate account also apply to the M Fund.	Voting rights
We’re the legal owner of the shares of the M Fund that are held by the variable accounts. The voting rights we describe in the Voting rights section of the accompanying variable life insurance prospectus and how we’ll exercise them also apply to the M Fund.

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